CLASSIC PROFUNDS
	INVESTOR CLASS	SERVICE CLASS
Bull	BLPIX	BLPSX
Mid-Cap	MDPIX	MDPSX
Small-Cap	SLPIX	SLPSX
NASDAQ-100	OTPIX	OTPSX
Large-Cap Value	LVPIX	LVPSX
Large-Cap Growth	LGPIX	LGPSX
Mid-Cap Value	MLPIX	MLPSX
Mid-Cap Growth	MGPIX	MGPSX
Small-Cap Value	SVPIX	SVPSX
Small-Cap Growth	SGPIX	SGPSX
Europe 30	UEPIX	UEPSK

ULTRA PROFUNDS
UltraBull	ULPIX	ULPSX
UltraMid-Cap	UMPIX	UMPSX
UltraSmall-Cap	UAPIX	UAPSX
UltraDow 30	UDPIX	UDPSX
UltraNASDAQ-100	UOPIX	UOPSX
UltraInternational	UNPIX	UNPSX
UltraEmerging Markets	UUPIX	UUPSX
UltraLatin America	UBPIX	UBPSX
UltraChina	UGPIX	UGPSX
UltraJapan	UJPIX	UJPSX

INVERSE PROFUNDS
Bear	BRPIX	BRPSX
Short Small-Cap	SHPIX	SHPSX
Short NASDAQ-100	SOPIX	SOPSX
UltraBear	URPIX	URPSX
UltraShort Mid-Cap	UIPIX	UIPSX
UltraShort Small-Cap	UCPIX	UCPSX
UltraShort Dow 30	UWPIX	UWPSX
UltraShort NASDAQ-100	USPIX	USPSX
UltraShort International	UXPIX	UXPSX
UltraShort Emerging Markets	UVPIX	UVPSX
UltraShort Latin America	UFPIX	UFPSX
UltraShort China	UHPIX	UHPXS
UltraShort Japan	UKPIX	UKPSX

ULTRASECTOR PROFUNDS
	INVESTOR CLASS	SERVICE CLASS
Banks	BKPIX	BKPSX
Basic Materials	BMPIX	BMPSX
Biotechnology	BIPIX	BIPSX
Consumer Goods	CNPIX	CNPSX
Consumer Services	CYPIX	CYPSX
Financials	FNPIX	FNPSX
Health Care	HCPIX	HCPSX
Industrials	IDPIX	IDPSX
Internet	INPIX	INPSX
Mobile Telecommunications	WCPIX	WCPSX
Oil & Gas	ENPIX	ENPSX
Oil Equipment, Services & Distribution	OEPIX	OEPSX
Pharmaceuticals	PHPIX	PHPSX
Precious Metals	PMPIX	PMPSX
Real Estate	REPIX	REPSX
Semiconductor	SMPIX	SMPSX
Technology	TEPIX	TEPSX
Telecommunications	TCPIX	TCPSX
Utilities	UTPIX	UTPSX

INVERSE SECTOR PROFUNDS
Short Oil & Gas	SNPIX	SNPSX
Short Precious Metals	SPPIX	SPPSX
Short Real Estate	SRPIX	SRPSX

NON-EQUITY PROFUNDS
U.S. Government Plus	GVPIX	GVPSX
Rising Rates Opportunity 10	RTPIX	RTPSX
Rising Rates Opportunity	RRPIX	RRPSX
Rising U.S. Dollar	RDPIX	RDPSX
Falling U.S. Dollar	FDPIX	FDPSX

DECEMBER 1, 2009

(as supplemented January 27, 2010)

Prospectus	Investor and Service Class Shares

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

2

3	Summary Section
4	Bull
7	Mid-Cap
11	Small-Cap
15	NASDAQ-100
19	Large-Cap Value
23	Large-Cap Growth
26	Mid-Cap Value
30	Mid-Cap Growth
34	Small-Cap Value
38	Small-Cap Growth
42	Europe 30
46	UltraBull
50	UltraMid-Cap
54	UltraSmall-Cap
58	UltraDow 30
62	UltraNASDAQ-100
66	UltraInternational
71	UltraEmerging Markets
76	UltraLatin America
81	UltraChina
85	UltraJapan
90	Bear
94	Short Small-Cap
98	Short NASDAQ-100
102	UltraBear
106	UltraShort Mid-Cap
110	UltraShort Small-Cap
114	UltraShort Dow 30
118	UltraShort NASDAQ-100
122	UltraShort International
126	UltraShort Emerging Markets
131	UltraShort Latin America
136	UltraShort China
140	UltraShort Japan
145	Banks

149	Basic Materials
153	Biotechnology
157	Consumer Goods
161	Consumer Services
165	Financials
169	Health Care
173	Industrials
177	Internet
181	Mobile Telecommunications
185	Oil & Gas
189	Oil Equipment, Services & Distribution
193	Pharmaceuticals
197	Precious Metals
201	Real Estate
205	Semiconductor
209	Technology
213	Telecommunications
217	Utilities
221	Short Oil & Gas
225	Short Precious Metals
230	Short Real Estate
234	U.S. Government Plus
238	Rising Rates Opportunity 10
242	Rising Rates Opportunity
246	Rising U.S. Dollar
250	Falling U.S. Dollar
255	ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings
275	ProFunds Management
279	General ProFunds Information
283	Shareholder Services Guide
293	Financial Highlights

3

Summary Section

4	:: Bull ProFund ::	TICKERS :: Investor Class BLPIX :: Service Class BLPSX

Important Information About the Fund

Bull ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the S&P 500® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.04%	1.04%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.79%	2.79%
Fee Waivers/Reimbursements*	-0.06%	-0.06%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$557	$964	$2,100
Service Class	$276	$859	$1,469	$3,114

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 839% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and real estate investment trusts selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 million and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $19.6 billion. The Index is published under the Bloomberg ticker symbol “SPX.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instrument.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in

FUND NUMBERS :: Investor Class 004 :: Service Class 024 ::	Bull ProFund ::	5

the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market

6	:: Bull ProFund ::	TICKERS :: Investor Class BLPIX :: Service Class BLPSX

trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/1999): 15.31%;

Worst Quarter (ended 12/31/2008): -22.49%.

The Fund’s total return for the nine months ended September 30, 2009, was 17.21%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	-37.68%	-3.72%	-3.81%
– After Taxes on Distributions	-37.70%	-3.78%	-3.89%
– After Taxes on Distributions and Sale of Shares	-24.48%	-3.10%	-3.15%
Service Class Shares	-38.30%	-4.69%	-4.73%
S&P 500 Index	-36.99%	-2.19%	-1.38%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 016 :: Service Class 036 ::	Mid-Cap ProFund ::	7

Important Information About the Fund

Mid-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the S&P MidCap 400TM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.37%	1.37%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.12%	3.12%
Fee Waivers/Reimbursements*	-0.39%	-0.39%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$626	$1,103	$2,421
Service Class	$276	$926	$1,601	$3,403

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,263% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is a measure of mid-cap company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and real estate investment trusts. Securities are selected for inclusion in the index by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P MidCap 400 Index included companies with capitalizations between $344.8 million and $7.0 billion.

The average capitalization of the companies comprising the Index was approximately $2.2 billion. The Index is published under the Bloomberg ticker symbol “MID.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities

8	:: Mid-Cap ProFund ::	TICKERS :: Investor Class MDPIX :: Service Class MDPSX

in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number

FUND NUMBERS :: Investor Class 016 :: Service Class 036 ::	Mid-Cap ProFund ::	9

of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-cap companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 17.25%;

Worst Quarter (ended 12/31/2008): -26.82%.

The Fund’s total return for the nine months ended September 30, 2009, was 27.82%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	-38.26%	-2.21%	-0.22%
– After Taxes on Distributions	-38.26%	-2.31%	-0.31%
– After Taxes on Distributions and Sale of Shares	-24.87%	-1.83%	-0.17%
Service Class Shares	-38.89%	-3.19%	-1.12%	09/04/01
S&P MidCap 400 Index	-36.24%	-0.09%	2.47%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

10	:: Mid-Cap ProFund ::	TICKERS :: Investor Class MDPIX :: Service Class MDPSX

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 013 :: Service Class 033 ::	Small-Cap ProFund ::	11

Important Information About the Fund

Small-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the Russell 2000® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.07%	1.07%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.82%	2.82%
Fee Waivers/Reimbursements*	-0.09%	-0.09%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$564	$977	$2,130
Service Class	$276	$866	$1,481	$3,141

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 351% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index; however, new issue securities meeting other membership requirements may be added on a quarterly basis. As of September 30, 2009, the Russell 2000 Index included companies with capitalizations between $15.0 million and $3.5 billion. The average capitalization of the companies comprising the Index was approximately $538.3 million. The Index is published under the Bloomberg ticker symbol “RTY.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity

12	:: Small-Cap ProFund ::	TICKERS :: Investor Class SLPIX :: Service Class SLPSX

and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk  — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption

FUND NUMBERS :: Investor Class 013 :: Service Class 033 ::	Small-Cap ProFund ::	13

activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk —  Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-cap companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 21.69%;

Worst Quarter (ended 12/31/2008): -26.60%.

The Fund’s total return for the nine months ended September 30, 2009, was 19.43%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	-34.45%	-2.34%	0.06%
– After Taxes on Distributions	-34.45%	-2.46%	-0.13%
– After Taxes on Distributions and Sale of Shares	-22.39%	-1.97%	0.03%
Service Class Shares	-35.08%	-3.30%	-0.95%	09/04/01
Russell 2000 Index	-33.80%	-0.89%	2.26%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management
Hratch Najarian	Since April 2002	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

14	:: Small-Cap ProFund ::	TICKERS :: Investor Class SLPIX :: Service Class SLPSX

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 040 :: Service Class 070 ::	NASDAQ-100 ProFund ::	15

Important Information About the Fund

NASDAQ-100 ProFund (formerly OTC ProFund) (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the NASDAQ-100® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.93%	0.93%

Total Annual Fund Operating Expenses	1.63%	2.63%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$166	$514	$887	$1,933
Service Class	$266	$817	$1,395	$2,964

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 758% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion, companies cannot be in bankruptcy proceedings and must meet certain additional criteria, including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis. As of September 30, 2009, the NASDAQ-100 Index included companies with capitalizations between $2.5 billion and $230.6 billion. The average capitalization of the companies comprising the Index was approximately $21.2 billion. The Index is published under the Bloomberg ticker symbol “NDX.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

16	:: NASDAQ-100 ProFund ::	TICKERS :: Investor Class OTPIX :: Service Class OTPSX

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the communications and the technology industry groups, which comprised approximately 26% and 43%, respectively, of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Technology Investment Risk — Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have

FUND NUMBERS :: Investor Class 040 :: Service Class 070 ::	NASDAQ-100 ProFund ::	17

limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2001): 34.57%;

Worst Quarter (ended 9/30/2001): -36.65%.

The Fund’s total return for the nine months ended September 30, 2009, was 40.71%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				08/07/00
– Before Taxes	-42.31%	-4.57%	-12.99%
– After Taxes on Distributions	-42.33%	-4.72%	-13.17%
– After Taxes on Distributions and Sale of Shares	-27.47%	-3.84%	-10.00%
Service Class Shares	-42.89%	-5.53%	-13.85%	08/07/00
NASDAQ-100 Index	-41.57%	-3.34%	-12.20%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Hratch Najarian	Since April 2002	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

18	:: NASDAQ-100 ProFund ::	TICKERS :: Investor Class OTPIX :: Service Class OTPSX

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 068 :: Service Class 098 ::	Large-Cap Value ProFund ::	19

Important Information About the Fund

Large-Cap Value ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the S&P 500®/Citigroup Value Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Citigroup Value Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.13%	1.13%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.88%	2.88%
Fee Waivers/Reimbursements*	-0.15%	-0.15%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$576	$1,002	$2,189
Service Class	$276	$878	$1,505	$3,194

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 919% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. As of September 30, 2009, the S&P 500/Citigroup Value Index included companies with capitalizations between $1.1 billion and $189.3 billion. The average capitalization of the companies comprising the Index was approximately $17.6 billion. The Index is published under the Bloomberg ticker symbol “SVX.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors

20	:: Large-Cap Value ProFund ::	TICKERS :: Investor Class LVPIX :: Service Class LVPSX

does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the financial industry group, which comprised approximately 25% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption

FUND NUMBERS :: Investor Class 068 :: Service Class 098 ::	Large-Cap Value ProFund ::	21

activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by ProFund Advisors may actually be appropriately priced or overvalued.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 17.91%;

Worst Quarter (ended 12/31/2008): -24.42%.

The Fund’s total return for the nine months ended September 30, 2009, was 14.50%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				10/01/02
– Before Taxes	-40.63%	-3.77%	1.38%
– After Taxes on Distributions	-40.78%	-4.44%	0.75%
– After Taxes on Distributions and Sale of Shares	-26.21%	-3.28%	1.04%
Service Class Shares	-41.23%	-4.73%	0.41%	10/01/02
S&P 500/Citigroup Value Index	-39.19%	-1.71%	3.99%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

22 ::	Large-Cap Value ProFund ::	TICKERS :: Investor Class LVPIX :: Service Class LVPSX

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 069 :: Service Class 099	:: Large-Cap Growth ProFund ::	23

Important Information About the Fund

Large-Cap Growth ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the S&P 500/Citigroup Growth Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Citigroup Growth Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.20%	1.20%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.95%	2.95%
Fee Waivers/Reimbursements*	-0.22%	-0.22%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$591	$1,032	$2,257
Service Class	$276	$892	$1,533	$3,255

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 483% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. As of September 30, 2009, the S&P 500/Citigroup Growth Index included companies with capitalizations between $1.4 billion and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $22.1 billion. The Index is published under the Bloomberg ticker symbol “SGX.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives

24	:: Large-Cap Growth ProFund ::	TICKERS :: Investor Class LGPIX :: Service Class LGPSX

based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

FUND NUMBERS :: Investor Class 069 :: Service Class 099 ::	Large-Cap Growth ProFund ::	25

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 11.60%;

Worst Quarter (ended 12/31/2008): -20.91%.

The Fund’s total return for the nine months ended September 30, 2009, was 20.30%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				10/01/02
– Before Taxes	-36.52%	-4.94%	-0.54%
– After Taxes on Distributions	-36.52%	-5.10%	-0.79%
– After Taxes on Distributions and Sale of Shares	-23.74%	-4.16%	-0.51%
Service Class Shares	-37.15%	-5.87%	-1.46%	10/01/02
S&P 500/Citigroup Growth Index	-34.91%	-2.73%	1.92%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

26	:: Mid-Cap Value ProFund ::	TICKERS :: Investor Class MLPIX :: Service Class MLPSX

Important Information About the Fund

Mid-Cap Value ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the S&P MidCap 400/Citigroup Value Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Citigroup Value Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.16%	1.16%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.91%	2.91%
Fee Waivers/Reimbursements*	-0.18%	-0.18%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$583	$1,015	$2,218
Service Class	$276	$884	$1,517	$3,220

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 722% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the value end of the growth-value spectrum. As of September 30, 2009, the S&P MidCap 400/Citigroup Value Index included companies with capitalizations between $344.8 million and $6.9 billion. The average capitalization of the companies comprising the Index was approximately $2.1 billion. The Index is published under the Bloomberg ticker symbol “MIDV.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives

FUND NUMBERS :: Investor Class 017 :: Service Class 037	:: Mid-Cap Value ProFund ::	27

based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the financial industry group, which comprised approximately 26% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number

28	:: Mid-Cap Value ProFund ::	TICKERS :: Investor Class MLPIX :: Service Class MLPSX

of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-cap companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by ProFund Advisors may actually be appropriately priced or overvalued.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 18.00%;

Worst Quarter (ended 12/31/2008): -26.05%.

The Fund’s total return for the nine months ended September 30, 2009, was 24.26%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	-36.86%	-1.76%	0.69%
– After Taxes on Distributions	-36.86%	-2.08%	0.30%
– After Taxes on Distributions and Sale of Shares	-23.96%	-1.48%	0.48%
Service Class Shares	-37.51%	-2.73%	-0.28%	09/04/01
S&P MidCap 400/Citigroup Value Index	-34.79%	0.43%	3.77%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management
Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FUND NUMBERS :: Investor Class 017 :: Service Class 037 ::	Mid-Cap Value ProFund ::	29

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

30	:: Mid-Cap Growth ProFund ::	TICKERS :: Investor Class MGPIX :: Service Class MGPSX

Important Information About the Fund

Mid-Cap Growth ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the S&P MidCap 400/Citigroup Growth Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Citigroup Growth Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.96%	0.96%

Total Annual Fund Operating Expenses	1.71%	2.71%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$174	$539	$928	$2,019
Service Class	$274	$841	$1,435	$3,041

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 743% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors (“ProFund Advisors” or “Advisor”) believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the growth end of the growth-value spectrum. As of September 30, 2009, the S&P MidCap 400/Citigroup Growth Index included companies with capitalizations between $401.0 million and $7.0 billion. The average capitalization of the companies comprising the Index was approximately $2.4 billion. The Index is published under the Bloomberg ticker symbol “MIDG.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

FUND NUMBERS :: Investor Class 018 :: Service Class 038	:: Mid-Cap Growth ProFund ::	31

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the consumer, non-cyclical industry group, which comprised approximately 25% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number

32	:: Mid-Cap Growth ProFund ::	TICKERS :: Investor Class MGPIX :: Service Class MGPSX

of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-cap companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

Annual Total Return: The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 15.07%;

Worst Quarter (ended 12/31/2008): -25.91%.

The Fund’s total return for the nine months ended September 30, 2009, was 32.17%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	-38.57%	-2.45%	-1.48%
– After Taxes on Distributions	-38.57%	-2.89%	-1.82%
– After Taxes on Distributions and Sale of Shares	-25.07%	-2.16%	-1.34%
Service Class Shares	-39.19%	-3.43%	-2.46%	09/04/01
S&P MidCap 400/Citigroup Growth Index	-37.58%	-0.57%	1.12%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer
Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management
Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FUND NUMBERS :: Investor Class 018 :: Service Class 038	:: Mid-Cap Growth ProFund ::	33

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

34	:: Small-Cap Value ProFund ::	TICKERS :: Investor Class SVPIX :: Service Class SVPSX

Important Information About the Fund

Small-Cap Value ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the S&P SmallCap 600/Citigroup Value Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.08%	1.08%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.83%	2.83%
Fee Waivers/Reimbursements*	-0.10%	-0.10%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$566	$981	$2,140
Service Class	$276	$868	$1,485	$3,150

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 841% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is designed to provide a comprehensive measure of small-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the value end of the growth-value spectrum. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of September 30, 2009, the S&P SmallCap 600/Citigroup Value Index included companies with capitalizations between $45.6 million and $2.6 billion. The average capitalization of the companies comprising the Index was approximately $651.9 million. The Index is published under the Bloomberg ticker symbol “SMLV.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

FUND NUMBERS :: Investor Class 014 :: Service Class 034	:: Small-Cap Value ProFund ::	35

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the financial industry group, which comprised approximately 26% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund

36	:: Small-Cap Value ProFund ::	TICKERS :: Investor Class SVPIX :: Service Class SVPSX

might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-cap companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Value Investing Risk — Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by ProFund Advisors may actually be appropriately priced or overvalued.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 21.44%;

Worst Quarter (ended 12/31/2008): -25.06%.

The Fund’s total return for the nine months ended September 30, 2009, was 15.35%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	-31.12%	-1.23%	0.63%
– After Taxes on Distributions	-31.23%	-1.34%	0.51%
– After Taxes on Distributions and Sale of Shares	-20.10%	-1.02%	0.53%
Service Class Shares	-31.86%	-2.23%	-0.39%	09/04/01
S&P SmallCap 600/Citigroup Value Index	-29.50%	0.95%	3.60%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

FUND NUMBERS :: Investor Class 014 :: Service Class 034	:: Small-Cap Value ProFund ::	37

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

38	:: Small-Cap Growth ProFund ::	TICKERS :: Investor Class SGPIX :: Service Class SGPSX

Important Information About the Fund

Small-Cap Growth ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the S&P SmallCap 600/Citigroup Growth Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Growth Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.37%	1.37%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.12%	3.12%
Fee Waivers/Reimbursements*	-0.39%	-0.39%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$626	$1,103	$2,421
Service Class	$276	$926	$1,601	$3,403

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,070% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is designed to provide a comprehensive measure of small-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the growth end of the growth-value spectrum. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of September 30, 2009, the S&P SmallCap 600/Citigroup Growth Index included companies with capitalizations between $34.0 million and $3.2 billion. The average capitalization of the companies comprising the Index was approximately $751.8 million. The Index is published under the Bloomberg ticker symbol “SMLG.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

FUND NUMBERS :: Investor Class 015 :: Service Class 035	:: Small-Cap Growth ProFund ::	39

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the

40	:: Small-Cap Growth ProFund ::	TICKERS :: Investor Class SGPIX :: Service Class SGPSX

underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-cap companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 16.53%;

Worst Quarter (ended 12/31/2008): -26.60%.

The Fund’s total return for the nine months ended September 30, 2009, was 19.74%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	-34.28%	-0.75%	1.09%
– After Taxes on Distributions	-34.28%	-1.11%	0.27%
– After Taxes on Distributions and Sale of Shares	-22.28%	-0.73%	0.48%
Service Class Shares	-34.90%	-1.74%	0.15%	09/04/01
S&P SmallCap 600/Citigroup Growth Index	-32.84%	0.91%	3.45%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

FUND NUMBERS :: Investor Class 015 :: Service Class 035	:: Small-Cap Growth ProFund ::	41

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

42	:: Europe 30 ProFund ::	TICKERS :: Investor Class UEPIX :: Service Class UEPSX

Important Information About the Fund

Europe 30 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the ProFunds Europe 30 Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.28%	1.28%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.03%	3.03%
Fee Waivers/Reimbursements*	-0.30%	-0.30%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$608	$1,066	$2,335
Service Class	$276	$908	$1,565	$3,325

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 2,221% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index, created by ProFund Advisors, is composed of companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of September 30, 2009, the ProFunds Europe 30 Index included companies with capitalizations between $1.7 billion and $262.9 billion. The average capitalization of the companies comprising the Index was approximately $81.1 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information. Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the

FUND NUMBERS :: Investor Class 002 :: Service Class 022	:: Europe 30 ProFund ::	43

underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the consumer, non-cyclical industry group, which comprised approximately 27% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk  — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk  — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the

44	:: Europe 30 ProFund ::	TICKERS :: Investor Class UEPIX :: Service Class UEPSX

source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

The performance information that follows reflects performance during a period (prior to September 4, 2001) when the Fund pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to twice (200%) the daily performance of a different benchmark index, the ProFunds Europe Index (“PEI”). The PEI averaged, on an equal-weighted basis, the daily U.S. dollar results of three European stock indexes: the Financial Times Stock Exchange 100 Index, the DeutscheAtkien Index and the CAC-40.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2003): 20.33%;

Worst Quarter (ended 3/31/2001): -29.62%.

The Fund’s total return for the nine months ended September 30, 2009, was 27.00%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				03/15/99
– Before Taxes	-44.40%	-1.67%	-7.24%
– After Taxes on Distributions	-44.75%	-2.00%	-8.06%
– After Taxes on Distributions and Sale of Shares	-28.43%	-1.28%	-5.98%
Service Class Shares	-45.00%	-2.59%	-7.33%	03/15/99
Dow Jones STOXX 50 Index	-43.26%	0.90%	0.12%
ProFunds Europe 30 Index	-44.87%	-2.26%	-2.42%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

FUND NUMBERS :: Investor Class 002 :: Service Class 022	:: Europe 30 ProFund ::	45

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

46	:: UltraBull ProFund ::	TICKERS :: Investor Class ULPIX :: Service Class ULPSX

Important Information About the Fund

The UltraBull ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of the S&P 500® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.90%	0.90%

Total Annual Fund Operating Expenses	1.65%	2.65%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$168	$520	$897	$1,955
Service Class	$268	$823	$1,405	$2,983

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 697%

of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $19.6 billion. The Index is published under the Bloomberg ticker symbol “SPX.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives

FUND NUMBERS :: Investor Class 005 :: Service Class 025	UltraBull ProFund ::	47

that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index per formance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 23.91%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -1.05%. The Index’s highest one-year volatility rate over the five year period is 42.71%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of vola-

48	:: UltraBull ProFund ::	TICKERS :: Investor Class ULPIX :: Service Class ULPSX

tility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 31.06%;

Worst Quarter (ended 12/31/2008): -45.85%.

The Fund’s total return for the nine months ended September 30, 2009, was 28.93%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	-67.30%	-13.14%	-12.64%
– After Taxes on Distributions	-67.34%	-13.23%	-12.72%
– After Taxes on Distributions and Sale of Shares	-43.70%	-10.52%	-9.41%
Service Class Shares	-67.63%	-13.96%	-13.46%
S&P 500 Index	-36.99%	-2.19%	-1.38%

FUND NUMBERS :: Investor Class 005 :: Service Class 025	UltraBull ProFund ::	49

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

50	:: UltraMid-Cap ProFund ::	TICKERS :: Investor Class UMPIX :: Service Class UMPSX

Important Information About the Fund

The UltraMid-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of the S&P MidCap 400TM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.01%	1.01%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.76%	2.76%
Fee Waivers/Reimbursements*	-0.03%	-0.03%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$551	$951	$2,071
Service Class	$276	$853	$1,457	$3,088

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 469% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. The Index is a measure of mid-cap company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P MidCap 400 Index included companies with capitalizations between $344.8 million and $7.0 billion. The average capitalization of the companies comprising the Index was approximately $2.2 billion. The Index is published under the Bloomberg ticker symbol “MID.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

FUND NUMBERS :: Investor Class 011 :: Service Class 031 ::	UltraMid-Cap ProFund ::	51

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

52	:: UltraMid-Cap ProFund ::	TICKERS :: Investor Class UMPIX :: Service Class UMPSX

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 26.34%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 3.10%. The Index’s highest one-year volatility rate over the five year period is 47.84%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk  — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-cap companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not re-

FUND NUMBERS :: Investor Class 011 :: Service Class 031 ::	UltraMid-Cap ProFund ::	53

flect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 35.62%;

Worst Quarter (ended 12/31/2008): -51.93%.

The Fund’s total return for the nine months ended September 30, 2009, was 51.28%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				02/07/00
– Before Taxes	-67.80%	-10.29%	-6.40%
– After Taxes on Distributions	-67.80%	-10.33%	-6.42%
– After Taxes on Distributions and Sale of Shares	-44.07%	-8.36%	-5.16%
Service Class Shares	-68.11%	-11.19%	-7.30%	02/07/00
S&P MidCap 400 Index	-36.24%	-0.09%	3.34%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

54	:: UltraSmall-Cap ProFund ::	TICKERS :: Investor Class UAPIX :: Service Class UAPSX

Important Information About the Fund

The UltraSmall-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of the Russell 2000® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.05%	1.05%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.80%	2.80%
Fee Waivers/Reimbursements*	-0.07%	-0.07%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a

5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$560	$968	$2,110
Service Class	$276	$861	$1,473	$3,123

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 203% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index; however, new issue securities meeting other membership requirements may be added on a quarterly basis. As of September 30, 2009, the Russell 2000 Index included companies with capitalizations between $15.0 million and $3.5 billion. The average capitalization of the companies comprising the Index was approximately $538.3 million. The Index is published under the Bloomberg ticker symbol “RTY.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

FUND NUMBERS :: Investor Class 010 :: Service Class 030 ::	UltraSmall-Cap ProFund ::	55

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

56	:: UltraSmall-Cap ProFund ::	TICKERS :: Investor Class UAPIX :: Service Class UAPSX

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 29.60%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 1.07%. The Index’s highest one-year volatility rate over the five year period is 51.70%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-cap companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

FUND NUMBERS :: Investor Class 010 :: Service Class 030 ::	UltraSmall-Cap ProFund ::	57

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 48.14%;

Worst Quarter (ended 12/31/2008): -53.60%.

The Fund’s total return for the nine months ended September 30, 2009, was 29.02%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				02/07/00
– Before Taxes	-65.71%	-12.93%	-11.96%
– After Taxes on Distributions	-65.72%	-12.96%	-11.98%
– After Taxes on Distributions and Sale of Shares	-42.71%	-10.45%	-9.20%
Service Class Shares	-66.08%	-13.82%	-12.84%	02/07/00
Russell 2000 Index	-33.80%	-0.89%	0.63%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Hratch Najarian	Since April 2002	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

58	:: UltraDow 30 ProFund ::	TICKERS :: Investor Class UDPIX :: Service Class UDPSX

Important Information About the Fund

The UltraDow 30 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of the Dow Jones Industrial AverageSM (the “DJIA” or “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Dow Jones Industrial Average. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.09%	1.09%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.84%	2.84%
Fee Waivers/Reimbursements*	-0.11%	-0.11%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a

5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$568	$985	$2,150
Service Class	$276	$870	$1,489	$3,159

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 230% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the DJIA. The DJIA is a price-weighted index maintained by editors of The Wall Street Journal. The DJIA includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria; however, components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, be of interest to a large number of investors and accurately represent the sectors covered by the average. The DJIA is not limited to traditionally defined industrial stocks; instead, the DJIA serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates the replacement of one component, the entire index is reviewed. As of September 30, 2009, the DJIA included companies with capitalizations between $12.7 billion and $329.7 billion. The average capitalization of the companies comprising the DJIA was approximately $109.0 billion. The DJIA is published under the Bloomberg ticker symbol “INDU.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in

FUND NUMBERS :: Investor Class 067 :: Service Class 097 ::	UltraDow 30 ProFund ::	59

rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

60	:: UltraDow 30 ProFund ::	TICKERS :: Investor Class UDPIX :: Service Class UDPSX

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 21.94%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -0.74%. The Index’s highest one-year volatility rate over the five year period is 38.79%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

FUND NUMBERS :: Investor Class 067 :: Service Class 097 ::	UltraDow 30 ProFund ::	61

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2003): 26.59%;

Worst Quarter (ended 12/31/2008): -41.16%.

The Fund’s total return for the nine months ended September 30, 2009, was 18.96%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/03/02
– Before Taxes	-62.12%	-11.51%	-8.25%
– After Taxes on Distributions	-62.18%	-11.62%	-8.35%
– After Taxes on Distributions and Sale of Shares	-40.30%	-9.33%	-6.70%
Service Class Shares	-62.50%	-12.37%	-9.10%	06/03/02
DJIA	-31.92%	-1.13%	0.81%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Hratch Najarian	Since April 2002	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

62	:: UltraNASDAQ-100 ProFund ::	TICKERS :: Investor Class UOPIX :: Service Class UOPSX

Important Information About the Fund

The UltraNASDAQ-100 ProFund (formerly UltraOTC ProFund) (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of the NASDAQ-100® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.86%	0.86%

Total Annual Fund Operating Expenses	1.61%	2.61%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$164	$508	$876	$1,911
Service Class	$264	$811	$1,385	$2,944

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 338% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. The Index includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion, companies cannot be in bankruptcy proceedings and must meet certain additional criteria, including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis. As of September 30, 2009, the Index included companies with capitalizations between $2.5 billion and $230.6 billion. The average capitalization of the companies comprising the Index was approximately $21.2 billion. The Index is published under the Bloomberg ticker symbol “NDX.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market move-

FUND NUMBERS :: Investor Class 008 :: Service Class 028 ::	UltraNASDAQ-100 ProFund ::	63

ment or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the communications and the technology industry groups, which comprised approximately 26% and 43%, respectively, of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily in-

vestment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annual historical volatility rate for the five year period ended September 30, 2009 is: 25.64%. The Index’s annual performance for the five year period ended September 30, 2009 is: 4.00%. The Index’s highest one-year volatility rate over the five year period is 41.40%.

64	:: UltraNASDAQ-100 ProFund ::	TICKERS :: Investor Class UOPIX :: Service Class UOPSX

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Technology Investment Risk — Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/1999): 126.35%;

Worst Quarter (ended 12/31/2000): -62.35%.

The Fund’s total return for the nine months ended September 30, 2009, was 88.14%.

FUND NUMBERS :: Investor Class 008 :: Service Class 028 ::	UltraNASDAQ-100 ProFund ::	65

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	-72.64%	-16.21%	-23.43%
– After Taxes on Distributions	-72.64%	-16.21%	-23.72%
– After Taxes on Distributions and Sale of Shares	-47.22%	-12.91%	-14.02%
Service Class Shares	-72.88%	-16.80%	-24.09%
NASDAQ-100 Index	-41.57%	-3.34%	-3.81%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Hratch Najarian	Since April 2002	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

66	:: UltraInternational ProFund ::	TICKERS :: Investor Class UNPIX :: Service Class UNPSX

Important Information About the Fund

The UltraInternational ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the MSCI EAFE Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with twice the daily performance of MSCI EAFE futures contracts traded in the United States.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.09%	1.09%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.84%	2.84%
Fee Waivers/Reimbursements*	-0.11%	-0.11%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$568	$985	$2,150
Service Class	$276	$870	$1,489	$3,159

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of September 2009, the MSCI EAFE Index consisted of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of September 30, 2009, the MSCI EAFE Index included companies with capitalizations between $405.9 million and $198.2 billion. The average capitalization of the companies comprising the Index was approximately $10.2 billion. The Index is published under the Bloomberg ticker symbol “EFA.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular

FUND NUMBERS :: Investor Class 160 :: Service Class 190 ::	UltraInternational ProFund ::	67

predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the financial industry group, which comprised approximately 27% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk  — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

68	:: UltraInternational ProFund ::	TICKERS :: Investor Class UNPIX :: Service Class UNPSX

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 21.56%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 3.33%. The Index’s highest one-year volatility rate over the five year period is 37.28%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

FUND NUMBERS :: Investor Class 160 :: Service Class 190 ::	UltraInternational ProFund ::	69

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-cap companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Valuation Time Risk — The Fund values its portfolio at 4:00 pm. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of the Index.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31

Best Quarter (ended 6/30/2007): 8.12%;

Worst Quarter (ended 12/31/2008): -46.39%.

The Fund’s total return for the nine months ended September 30, 2009, was 41.35%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Since Inception	Inception Date
Investor Class Shares			04/19/06
– Before Taxes	-74.47%	-34.64%
– After Taxes on Distributions	-74.56%	-34.93%
– After Taxes on Distributions and Sale of Shares	-48.41%	-27.51%
Service Class Shares	-74.72%	-35.29%	04/19/06
MSCI EAFE Index	-43.38%	-12.12%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

70	:: UltraInternational ProFund ::	TICKERS :: Investor Class UNPIX :: Service Class UNPSX

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 162 :: Service Class 192 ::	UltraEmerging Markets ProFund ::	71

Important Information About the Fund

The UltraEmerging Markets ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of The Bank of New York Mellon Emerging Markets 50 ADR® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of The Bank of New York Mellon Emerging Markets 50 ADR Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.86%	0.86%

Total Annual Fund Operating Expenses	1.61%	2.61%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$164	$508	$876	$1,911
Service Class	$264	$811	$1,385	$2,944

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 50% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. The Index currently consists of the following emerging market countries: Brazil, Korea, Mexico, Taiwan, China, South Africa, India, Israel, Russia, Indonesia and Argentina. As of September 30, 2009, The Bank of New York Mellon Emerging Markets 50 ADR Index included companies with capitalizations between $4.5 billion and $60.2 billion. The average capitalization of the companies comprising the Index was approximately $17.5 billion. The Index is published under the Bloomberg ticker symbol “BKTEM.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

72	:: UltraEmerging Markets ProFund ::	TICKERS :: Investor Class UUPIX :: Service Class UUPSX

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

FUND NUMBERS :: Investor Class 162 :: Service Class 192 ::	UltraEmerging Markets ProFund ::	73

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 38.34%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 18.11%. The Index’s highest one-year volatility rate over the five year period is 63.20%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

74	:: UltraEmerging Markets ProFund ::	TICKERS :: Investor Class UUPIX :: Service Class UUPSX

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-cap companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31

Best Quarter (ended 6/30/2007): 30.70%;

Worst Quarter (ended 12/31/2008): -58.98%.

The Fund’s total return for the nine months ended September 30, 2009, was 103.97%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Since Inception	Inception Date
Investor Class Shares			04/19/06
– Before Taxes	-82.89%	-33.09%
– After Taxes on Distributions	-83.05%	-35.83%
– After Taxes on Distributions and Sale of Shares	-53.82%	-25.13%
Service Class Shares	-83.07%	-33.80%	04/19/06
The Bank of New York Mellon Emerging Markets 50 ADR Index	-48.94%	-6.33%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FUND NUMBERS :: Investor Class 162 :: Service Class 192 ::	UltraEmerging Markets ProFund ::	75

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

76	:: UltraLatin America ProFund ::	TICKERS :: Investor Class UBPIX :: Service Class UBPSX

Important Information About the Fund

The UltraLatin America ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of The Bank of New York Mellon Latin America 35 ADR® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of The Bank of New York Mellon Latin America 35 ADR Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.05%	1.05%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.80%	2.80%
Fee Waivers/Reimbursements*	-0.07%	-0.07%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$560	$968	$2,110
Service Class	$276	$861	$1,473	$3,123

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 654% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies that have their primary equity listing on a stock exchange of a Latin American country and that also have Depositary Receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of the date of this Prospectus, the Index consists of the following Latin American countries: Argentina, Brazil, Chile, Colombia, Mexico and Peru. As of September 30, 2009, the Index included companies with capitalizations between $3.9 billion and $47.0 billion. The average capitalization of the companies comprising the Index was approximately $13.1 billion. The Index is published under the Bloomberg ticker symbol “BKTLA.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in

FUND NUMBERS :: Investor Class 164 :: Service Class 194 ::	UltraLatin America ProFund ::	77

rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the basic materials industry group, which comprised approximately 27% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk  — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

78	:: UltraLatin America ProFund ::	TICKERS :: Investor Class UBPIX :: Service Class UBPSX

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 43.71%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 26.45%. The Index’s highest one-year volatility rate over the five year period is 72.06%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as de-

velopments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

FUND NUMBERS :: Investor Class 164 :: Service Class 194 ::	UltraLatin America ProFund ::	79

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small-and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-cap companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

The bar chart below shows the Fund’s investment results for Investor Class Shares and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2008): 23.03%;

Worst Quarter (ended 12/31/2008): -70.89%.

The Fund’s total return for the nine months ended September 30, 2009, was 161.31%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Since Inception	Inception Date
Investor Class Shares			10/16/07
– Before Taxes	-86.62%	-80.70%
– After Taxes on Distributions	-86.64%	-80.84%
– After Taxes on Distributions and Sale of Shares	-56.27%	-66.43%
Service Class Shares	-86.75%	-80.86%	10/16/07
The Bank of New York Mellon Latin America 35 ADR Index	-50.80%	-42.04%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

80	:: UltraLatin America ProFund ::	TICKERS :: Investor Class UBPIX :: Service Class UBPSX

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 168 :: Service Class 198 ::	UltraChina ProFund ::	81

Important Information About the Fund

The UltraChina ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of The Bank of New York Mellon China Select ADR® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of The Bank of New York Mellon China Select ADR Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.14%	1.14%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.89%	2.89%
Fee Waivers/Reimbursements*	-0.16%	-0.16%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a

5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$578	$1,006	$2,199
Service Class	$276	$880	$1,509	$3,203

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 349% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Index. The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies that have their primary equity listing on a Chinese stock exchange and that also have Depositary Receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of September 30, 2009, the Index included companies with capitalizations between $287.5 million and $3.8 billion. The average capitalization of the companies comprising the Index was approximately $1.0 billion. The Index is published under the Bloomberg ticker symbol “BKTCN.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

82	:: UltraChina ProFund ::	TICKERS :: Investor Class UGPIX :: Service Class UGPSX

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the communications industry group, which comprised approximately 38% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk  — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

FUND NUMBERS :: Investor Class 168 :: Service Class 198 ::	UltraChina ProFund ::	83

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 38.32%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 14.52%. The Index’s highest one-year volatility rate over the five year period is 60.68%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments only in China, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in China and subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions

84	:: UltraChina ProFund ::	TICKERS :: Investor Class UGPIX :: Service Class UGPSX

than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-cap companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

The Fund commenced investment operations on February 4, 2008. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 012 :: Service Class 032 ::	UltraJapan ProFund ::	85

Important Information About the Fund

The UltraJapan ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the return of the Nikkei 225 Stock Average (the “Nikkei” or “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Nikkei 225 Stock Average. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

The Fund seeks to provide a return consistent with twice (200%) an investment in the component equities in the Nikkei hedged to U.S. dollars.

The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with twice the daily performance of the dollar-denominated Nikkei 225 futures contracts traded in the United States.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.94%	0.94%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.84%	2.84%
Fee Waivers/Reimbursements*	-0.11%	-0.11%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$568	$985	$2,150
Service Class	$276	$870	$1,489	$3,159

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the Nikkei. The Nikkei is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange (“TSE”). The Nikkei is calculated from the prices of the 225 TSE First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Nikkei. Companies in the Nikkei are reviewed annually. Emphasis is placed on maintaining the Nikkei’s historical continuity while keeping the Nikkei composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company-specific information and the overall composition of the Nikkei. As of September 30, 2009, the Nikkei included companies with capitalizations between $198.5 million and $104.1 billion. The average capitalization of the companies comprising the Nikkei was approximately $7.4 billion. The Nikkei is published under the Bloomberg ticker symbol “NKY.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

86	:: UltraJapan ProFund ::	TICKERS :: Investor Class UJPIX :: Service Class UJPSX

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the industrial industry group, which comprised approximately 28% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk  — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the return of the index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the performance of the Index.

FUND NUMBERS :: Investor Class 012 :: Service Class 032 ::	UltraJapan ProFund ::	87

Performance		Volatility Rate
One Year Index	200% One Year Index	10%	25%	50%	75%	100%

-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%

-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%

-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%

-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%

-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%

20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%

30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%

40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%

60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 27.65%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -1.31%. The Index’s highest one-year volatility rate over the five year period is 46.47%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments only in Japan, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in Japan and subject to the related risks.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio

88	:: UltraJapan ProFund ::	TICKERS :: Investor Class UJPIX :: Service Class UJPSX

transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Valuation Time Risk — The Fund values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Funds. As a result, the daily performance of the Fund may vary from the performance of the Index.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2005): 40.58%;

Worst Quarter (ended 12/31/2008): -49.60%.

The Fund’s total return for the nine months ended September 30, 2009, was 5.26%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				02/07/00
– Before Taxes	-72.62%	-13.36%	-22.22%
– After Taxes on Distributions	-72.74%	-15.15%	-23.33%
– After Taxes on Distributions and Sale of Shares	-47.20%	-8.76%	-14.21%
Service Class Shares	-72.90%	-14.22%	-22.99%	02/07/00
Nikkei 225 Stock Average — USD Terms#	-26.43%	0.76%	-5.89%
Nikkei 225 Stock Average — Local (Yen) Terms	-41.08%	-2.60%	-7.82%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FUND NUMBERS :: Investor Class 012 :: Service Class 032 ::	UltraJapan ProFund ::	89

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

90	:: Bear ProFund ::	TICKERS :: Investor Class BRPIX :: Service Class BRPSX

Important Information About the Fund

The Bear ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the S&P 500® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.93%	0.93%

Total Annual Fund Operating Expenses	1.68%	2.68%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$530	$913	$1,987
Service Class	$271	$832	$1,420	$3,012

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most re-

cent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) believes should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $19.6 billion. The Index is published under the Bloomberg ticket symbol “SPX.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

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Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

FUND NUMBERS :: Investor Class 006 :: Service Class 026 ::	Bear ProFund ::	91

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance as stated in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 23.91%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -1.05%. The Index’s highest one-year volatility rate over the five year period is 42.71%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

92	:: Bear ProFund ::	TICKERS :: Investor Class BRPIX :: Service Class BRPSX

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2002): 17.69%;

Worst Quarter (ended 6/30/2003): -13.99%.

The Fund’s total return for the nine months ended September 30, 2009, was -22.76%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	39.78%	3.13%	2.20%
– After Taxes on Distributions	38.10%	2.10%	0.85%
– After Taxes on Distributions and Sale of Shares	26.80%	2.09%	1.03%
Service Class Shares	38.36%	2.13%	1.20%
S&P 500 Index	-36.99%	-2.19%	-1.38%

FUND NUMBERS :: Investor Class 006 :: Service Class 026 ::	Bear ProFund ::	93

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

94	:: Short Small-Cap ProFund ::	TICKERS :: Investor Class SHPIX :: Service Class SHPSX

Important Information About the Fund

The Short Small-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the Russell 2000® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.07%	1.07%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.82%	2.82%
Fee Waivers/Reimbursements*	-0.09%	-0.09%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$564	$977	$2,130
Service Class	$276	$866	$1,481	$3,141

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index; however, new issue securities meeting other membership requirements may be added on a quarterly basis. As of September 30, 2009, the Russell 2000 Index included companies with capitalizations between $15.0 million and $3.5 billion. The average capitalization of the companies comprising the Index was approximately $538.3 million. The Index is published under the Bloomberg ticket symbol “RTY.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

FUND NUMBERS :: Investor Class 064 :: Service Class 094 ::	Short Small-Cap ProFund ::	95

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance as stated in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

96	:: Short Small-Cap ProFund ::	TICKERS :: Investor Class SHPIX :: Service Class SHPSX

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 29.60%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 1.07%. The Index’s highest one-year volatility rate over the five year period is 51.70%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-cap companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

FUND NUMBERS :: Investor Class 064 :: Service Class 094 ::	Short Small-Cap ProFund ::	97

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2008): 17.04%;

Worst Quarter (ended 6/30/2003): -19.92%.

The Fund’s total return for the nine months ended September 30, 2009, was -28.87%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				05/01/02
– Before Taxes	23.71%	-1.45%	-4.14%
– After Taxes on Distributions	23.10%	-2.54%	-4.93%
– After Taxes on Distributions and Sale of Shares	15.42%	-1.89%	-3.92%
Service Class Shares	22.58%	-2.42%	-5.04%	05/01/02
Russell 2000 Index	-33.80%	-0.89%	0.97%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Hratch Najarian	Since April 2002	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

98	:: Short NASDAQ-100 ProFund ::	TICKERS :: Investor Class SOPIX :: Service Class SOPSX

Important Information About the Fund

The Short NASDAQ-100 ProFund (formerly Short OTC ProFund) (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the NASDAQ-100® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.24%	1.24%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.99%	2.99%
Fee Waiver/Reimbursement*	-0.26%	-0.26%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$599	$1,049	$2,296
Service Class	$276	$900	$1,549	$3,290

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. The Index includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion, companies cannot be in bankruptcy proceedings and must meet certain additional criteria, including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis. As of September 30, 2009, the NASDAQ-100 Index included companies with capitalizations between $2.5 billion and $230.6 billion. The average capitalization of the companies comprising the Index was approximately $21.2 billion. The Index is published under the Bloomberg ticket symbol “NDX.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

FUND NUMBERS :: Investor Class 063 :: Service Class 093 ::	Short NASDAQ-100 ProFund ::	99

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the communications and the technology industry groups, which comprised approximately 26% and 43%, respectively, of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance as stated in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

100	:: Short NASDAQ-100 ProFund ::	TICKERS :: Investor Class SOPIX :: Service Class SOPSX

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 25.64%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 4.00%. The Index’s highest one-year volatility rate over the five year period is 41.40%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as de-

velopments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Technology Investment Risk — Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns de-

FUND NUMBERS :: Investor Class 063 :: Service Class 093 ::	Short NASDAQ-100 ProFund ::	101

pend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2008): 16.69%;

Worst Quarter (ended 6/30/2003): -16.57%.

The Fund’s total return for the nine months ended September 30, 2009, was -34.88%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				05/01/02
– Before Taxes	45.38%	2.63%	-3.24%
– After Taxes on Distributions	45.22%	1.39%	-4.13%
– After Taxes on Distributions and Sale of Shares	29.50%	1.44%	-3.26%
Service Class Shares	43.75%	1.57%	-4.24%	05/01/02
NASDAQ-100 Index	-41.57%	-3.34%	-0.30%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Hratch Najarian	Since April 2002	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

102	:: UltraBear ProFund ::	TICKERS :: Investor Class URPIX :: Service Class URPSX

Important Information About the Fund

The UltraBear ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of the S&P 500® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the S&P 500 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.84%	0.84%

Total Annual Fund Operating Expenses	1.59%	2.59%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$162	$502	$866	$1,889
Service Class	$262	$805	$1,375	$2,925

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most re-

cent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Index. The Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $19.6 billion. The Index is published under the Bloomberg ticket symbol “SPX.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

FUND NUMBERS :: Investor Class 007 :: Service Class 027 ::	UltraBear ProFund ::	103

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 23.91%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -1.05%. The Index’s highest one-year volatility rate over the five year period is 42.71%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

104	:: UltraBear ProFund ::	TICKERS :: Investor Class URPIX :: Service Class URPSX

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2001): 35.33%;

Worst Quarter (ended 6/30/2003): -26.41%.

The Fund’s total return for the nine months ended September 30, 2009, was -44.14%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	64.98%	-0.04%	-2.12%
– After Taxes on Distributions	64.62%	-0.81%	-2.87%
– After Taxes on Distributions and Sale of Shares	42.24%	-0.54%	-2.23%
Service Class Shares	63.43%	-0.94%	-3.00%
S&P 500 Index	-36.99%	-2.19%	-1.38%

FUND NUMBERS :: Investor Class 007 :: Service Class 027 ::	UltraBear ProFund ::	105

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

106	:: UltraShort Mid-Cap ProFund ::	TICKERS :: Investor Class UIPIX :: Service Class UIPSX

Important Information About the Fund

The UltraShort Mid-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of the S&P MidCap 400™ Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the S&P MidCap 400 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.12%	1.12%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.87%	2.87%
Fee Waivers/Reimbursements*	-0.14%	-0.14%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$574	$998	$2,179
Service Class	$276	$876	$1,501	$3,185

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Index. The Index is a measure of mid-cap company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P MidCap 400 Index included companies with capitalizations between $344.8 million and $7.0 billion. The average capitalization of the companies comprising the Index was approximately $2.2 billion. The Index is published under the Bloomberg ticket symbol “MID.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

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Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

FUND NUMBERS :: Investor Class 104 :: Service Class 134 ::	UltraShort Mid-Cap ProFund ::	107

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

108	:: UltraShort Mid-Cap ProFund ::	TICKERS :: Investor Class UIPIX :: Service Class UIPSX

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 26.34%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 3.10%. The Index’s highest one-year volatility rate over the five year period is 47.84%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-cap companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a

FUND NUMBERS :: Investor Class 104 :: Service Class 134 ::	UltraShort Mid-Cap ProFund ::	109

retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2008): 22.46%;

Worst Quarter (ended 3/31/2006): -12.28%.

The Fund’s total return for the nine months ended September 30, 2009, was -56.77%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Since Inception	Inception Date
Investor Class Shares			01/30/04
– Before Taxes	47.32%	-7.28%
– After Taxes on Distributions	46.43%	-7.94%
– After Taxes on Distributions and Sale of Shares	30.78%	-6.43%
Service Class Shares	45.83%	-8.27%	01/30/04
S&P MidCap 400 Index	-36.24%	-0.52%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since April 2002	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

110	:: UltraShort Small-Cap ProFund ::	TICKERS :: Investor Class UCPIX :: Service Class UCPSX

Important Information About the Fund

The UltraShort Small-Cap ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of the Russell 2000® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Russell 2000 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.30%	1.30%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.05%	3.05%
Fee Waivers/Reimbursements*	-0.32%	-0.32%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$612	$1,074	$2,354
Service Class	$276	$912	$1,573	$3,342

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Index. The Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index; however, new issue securities meeting other membership requirements may be added on a quarterly basis. As of September 30, 2009, the Russell 2000 Index included companies with capitalizations between $15.0 million and $3.5 billion. The average capitalization of the companies comprising the Index was approximately $538.3 million. The Index is published under the Bloomberg ticket symbol “RTY.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

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Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to

FUND NUMBERS :: Investor Class 105 :: Service Class 135 ::	UltraShort Small-Cap ProFund ::	111

be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

112	:: UltraShort Small-Cap ProFund ::	TICKERS :: Investor Class UCPIX :: Service Class UCPSX

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 29.60%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 1.07%. The Index’s highest one-year volatility rate over the five year period is 51.70%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk  — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-cap companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retire-

FUND NUMBERS :: Investor Class 105 :: Service Class 135 ::	UltraShort Small-Cap ProFund ::	113

ment account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2008): 17.65%;

Worst Quarter (ended 3/31/2006): -22.00%.

The Fund’s total return for the nine months ended September 30, 2009, was -55.69%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Since Inception	Inception Date
Investor Class Shares			01/30/04
– Before Taxes	22.95%	-9.64%
– After Taxes on Distributions	19.83%	-10.78%
– After Taxes on Distributions and Sale of Shares	15.06%	-8.53%
Service Class Shares	21.76%	-10.55%	01/30/04
Russell 2000 Index	-33.80%	-1.76%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Hratch Najarian	Since April 2002	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

114	:: UltraShort Dow 30 ProFund ::	TICKERS :: Investor Class UWPIX :: Service Class UWPSX

Important Information About the Fund

The UltraShort Dow 30 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of the Dow Jones Industrial AverageSM (the “DJIA” or “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Dow Jones Industrial Average. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.11%	1.11%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.86%	2.86%
Fee Waivers/Reimbursements*	-0.13%	-0.13%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$572	$994	$2,169
Service Class	$276	$874	$1,497	$3,176

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the DJIA. The DJIA is a price-weighted index maintained by editors of The Wall Street Journal. The DJIA includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria; however, components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, be of interest to a large number of investors and accurately represent the sectors covered by the average. The DJIA is not limited to traditionally defined industrial stocks; instead, the DJIA serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates the replacement of one component, the entire index is reviewed. As of September 30, 2009, the DJIA included companies with capitalizations between $12.7 billion and $329.7 billion. The average capitalization of the companies comprising the DJIA was approximately $109.0 billion. The DJIA is published under the Bloomberg ticket symbol “INDU.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

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Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•	Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a

FUND NUMBERS :: Investor Class 103 :: Service Class 133 ::	UltraShort Dow 30 ProFund ::	115

day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

116	:: UltraShort Dow 30 ProFund ::	TICKERS :: Investor Class UWPIX :: Service Class UWPSX

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 21.94%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -0.74%. The Index’s highest one-year volatility rate over the five year period is 38.79%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

FUND NUMBERS :: Investor Class 103 :: Service Class 133 ::	UltraShort Dow 30 ProFund ::	117

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2008): 13.46%;

Worst Quarter (ended 6/30/2007): -13.75%.

The Fund’s total return for the nine months ended September 30, 2009, was -34.72%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Since Inception	Inception Date
Investor Class Shares			07/22/04
– Before Taxes	44.08%	-3.49%
– After Taxes on Distributions	43.98%	-4.24%
– After Taxes on Distributions and Sale of Shares	28.77%	-3.39%
Service Class Shares	42.87%	-4.45%	07/22/04
DJIA	-31.92%	-0.63%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Hratch Najarian	Since April 2002	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

118	:: UltraShort NASDAQ-100 ProFund ::	TICKERS :: Investor Class USPIX :: Service Class USPSX

Important Information About the Fund

The UltraShort NASDAQ-100 ProFund (formerly UltraShort OTC ProFund) (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of the NASDAQ-100® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the NASDAQ-100 Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.92%	0.92%

Total Annual Fund Operating Expenses	1.67%	2.67%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$170	$526	$907	$1,976
Service Class	$270	$829	$1,415	$3,003

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Index. The Index includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion, companies cannot be in bankruptcy proceedings and must meet certain additional criteria, including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis. As of September 30, 2009, the NASDAQ-100 Index included companies with capitalizations between $2.5 billion and $230.6 billion. The average capitalization of the companies comprising the Index was approximately $21.2 billion. The Index is published under the Bloomberg ticket symbol “NDX.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives

FUND NUMBERS :: Investor Class 009 :: Service Class 029 ::	UltraShort NASDAQ-100 ProFund ::	119

that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the communications and the technology industry groups, which comprised approximately 26% and 43%, respectively, of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 25.64%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 4.00%. The Index’s highest one-year volatility rate over the five year period is 41.40%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For

120	:: UltraShort NASDAQ-100 ProFund ::	TICKERS :: Investor Class USPIX :: Service Class USPSX

additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Technology Investment Risk — Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2001): 116.60%;

Worst Quarter (ended 12/31/1999): -58.93%.

The Fund’s total return for the nine months ended September 30, 2009, was -60.10%.

FUND NUMBERS :: Investor Class 009 :: Service Class 029 ::	UltraShort NASDAQ-100 ProFund ::	121

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Ten Years
Investor Class Shares
– Before Taxes	80.76%	-2.09%	-21.04%
– After Taxes on Distributions	80.00%	-3.02%	-22.01%
– After Taxes on Distributions and Sale of Shares	52.51%	-2.36%	-13.86%
Service Class Shares	78.95%	-3.06%	-21.79%
NASDAQ-100 Index	-41.57%	-3.34%	-3.81%

Management

The Fund is advised by ProFund Advisors LLC and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Hratch Najarian	Since April 2002	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

122	:: UltraShort International ProFund ::	TICKERS :: Investor Class UXPIX :: Service Class UXPSX

Important Information About the Fund

The UltraShort International ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index or “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the MSCI EAFE Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with twice the inverse (opposite) of the daily performance of MSCI EAFE futures contracts traded in the United States.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.97%	0.97%

Total Annual Fund Operating Expenses	1.72%	2.72%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$175	$542	$933	$2,030
Service Class	$275	$844	$1,440	$3,051

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Index. The Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of September 30, 2009, the Index consisted of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of September 30, 2009, the MSCI EAFE Index included companies with capitalizations between $405.9 million and $198.2 billion. The average capitalization of the companies comprising the Index was approximately $10.2 billion. The Index is published under the Bloomberg ticket symbol “EFA.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors

FUND NUMBERS :: Investor Class 161 :: Service Class 191 ::	UltraShort International ProFund ::	123

does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the financial industry group, which comprised approximately 27% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

124	:: UltraShort International ProFund ::	TICKERS :: Investor Class UXPIX :: Service Class UXPSX

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 21.56%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 3.33%. The Index’s highest one-year volatility rate over the five year period is 37.28%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source;

vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small-and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-cap companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Valuation Time Risk — The Fund values its portfolio at 4:00 pm. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the daily performance of the Fund may vary from the performance of the Index.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing

FUND NUMBERS :: Investor Class 161 :: Service Class 191 ::	UltraShort International ProFund ::	125

in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31

Best Quarter (ended 9/30/2008): 35.46%;

Worst Quarter (ended 12/31/2008): -11.27%.

The Fund’s total return for the nine months ended September 30, 2009, was -51.58%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Since Inception	Inception Date
Investor Class Shares			04/19/06
– Before Taxes	46.32%	0.38%
– After Taxes on Distributions	45.63%	-0.59%
– After Taxes on Distributions and Sale of Shares	30.12%	-0.29%
Service Class Shares	44.88%	-0.63%	04/19/06
MSCI EAFE Index	-43.38%	-12.12%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

126	:: UltraShort Emerging Markets ProFund ::	TICKERS :: Investor Class UVPIX :: Service Class UVPSX

Important Information About the Fund

The UltraShort Emerging Markets ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of The Bank of New York Mellon Emerging Markets 50 ADR® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of The Bank of New York Mellon Emerging Markets 50 ADR Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.99%	0.99%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.74%	2.74%
Fee Waivers/Reimbursements*	-0.01%	-0.01%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$547	$943	$2,051
Service Class	$276	$849	$1,449	$3,070

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Index. The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. The Index currently consists of the following emerging market countries: Brazil, Korea, Mexico, Taiwan, China, South Africa, India, Israel, Russia, Indonesia and Argentina. As of September 30, 2009, The Bank of New York Mellon Emerging Markets 50 ADR Index included companies with capitalizations between $4.5 billion and $60.2 billion. The average capitalization of the companies comprising the Index was approximately $17.5 billion. The Index is published under the Bloomberg ticker symbol “BKTEM.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular pre-

FUND NUMBERS :: Investor Class 163 :: Service Class 193 ::	UltraShort Emerging Markets ProFund ::	127

determined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

128	:: UltraShort Emerging Markets ProFund ::	TICKERS :: Investor Class UVPIX :: Service Class UVPSX

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 38.34%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 18.11%. The Index’s highest one-year volatility rate over the five year period is 63.20%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market

FUND NUMBERS :: Investor Class 163 :: Service Class 193 ::	UltraShort Emerging Markets ProFund ::	129

trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-cap companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31

Best Quarter (ended 9/30/2008): 48.67%;

Worst Quarter (ended 9/30/2007): -32.70%.

The Fund’s total return for the nine months ended September 30, 2009, was -71.30%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Since Inception	Inception Date
Investor Class Shares			04/19/06
– Before Taxes	13.60%	-35.10%
– After Taxes on Distributions	12.86%	-36.31%
– After Taxes on Distributions and Sale of Shares	8.85%	-28.30%
Service Class Shares	12.53%	-35.74%	04/19/06
Bank of New York Mellon Emerging Markets 50 ADR Index	-48.94%	-6.33%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

130	:: UltraShort Emerging Markets ProFund ::	TICKERS :: Investor Class UVPIX :: Service Class UVPSX

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 165 :: Service Class 195 ::	UltraShort Latin America ProFund ::	131

Important Information About the Fund

The UltraShort Latin America ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of The Bank of New York Mellon Latin America 35 ADR® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of The Bank of New York Mellon Latin America 35 ADR Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.48%	1.48%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.23%	3.23%
Fee Waivers/Reimbursements*	-0.50%	-0.50%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$649	$1,149	$2,526
Service Class	$276	$949	$1,645	$3,497

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Index. The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies that have their primary equity listing on a stock exchange of a Latin American country and that also have Depositary Receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of the date of this Prospectus, the Index consists of the following Latin American countries: Argentina, Brazil, Chile, Colombia, Mexico and Peru. As of September 30, 2009, The Bank of New York Mellon Latin America 35 ADR Index included companies with capitalizations between $3.9 billion and $47.0 billion. The average capitalization of the companies comprising the Index was approximately $13.1 billion. The Index is published under the Bloomberg ticker symbol “BKTLA.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular pre-

132	:: UltraShort Latin America ProFund ::	TICKERS :: Investor Class UFPIX :: Service Class UFPSX

determined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. A Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the basic materials industry group, which comprised approximately 27% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk  — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

FUND NUMBERS :: Investor Class 165 :: Service Class 195 ::	UltraShort Latin America ProFund ::	133

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 43.71%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 26.45%. The Index’s highest one-year volatility rate over the five year period is 72.06%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be.

134	:: UltraShort Latin America ProFund ::	TICKERS :: Investor Class UFPIX :: Service Class UFPSX

This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-cap companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

The bar chart below shows the Fund’s investment results for Investor Class Shares and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31

Best Quarter (ended 9/30/2008): 61.26%;

Worst Quarter (ended 12/31/2008): -30.34%.

The Fund’s total return for the nine months ended September 30, 2009, was -80.12%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Since Inception	Inception Date
Investor Class Shares			10/16/07
– Before Taxes	-23.97%	-34.69%
– After Taxes on Distributions	-23.97%	-34.76%
– After Taxes on Distributions and Sale of Shares	-15.58%	-29.31%
Service Class Shares	-24.64%	-35.26%	10/16/07
Bank of New York Mellon Latin America 35 ADR Index	-50.80%	-42.04%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

FUND NUMBERS :: Investor Class 165 :: Service Class 195 ::	UltraShort Latin America ProFund ::	135

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

136	:: UltraShort China ProFund ::	TICKERS :: Investor Class UHPIX :: Service Class UHPXS

Important Information About the Fund

The UltraShort China ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of The Bank of New York Mellon China Select ADR® Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of The Bank of New York Mellon China Select ADR Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	2.52%	2.52%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.27%	4.27%
Fee Waivers/Reimbursements*	-1.54%	-1.54%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$863	$1,574	$3,462
Service Class	$276	$1,156	$2,049	$4,338

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Index. The Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies that have their primary equity listing on a Chinese stock exchange and that also have Depositary Receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of September 30, 2009, The Bank of New York Mellon China Select ADR Index included companies with capitalizations between $287.5 million and $3.8 billion. The average capitalization of the companies comprising the Index was approximately $1.0 billion. The Index is published under the Bloomberg ticker symbol “BKTCN.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to

FUND NUMBERS :: Investor Class 169 :: Service Class 199 ::	UltraShort China ProFund ::	137

be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the communications industry group, which comprised approximately 38% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

138	:: UltraShort China ProFund ::	TICKERS :: Investor Class UHPIX :: Service Class UHPXS

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 38.32%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 14.52%. The Index’s highest one-year volatility rate over the five year period is 60.68%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, markets inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments only in China, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in China and subject to the related risks.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

FUND NUMBERS :: Investor Class 169 :: Service Class 199 ::	UltraShort China ProFund ::	139

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Small- and Mid-Cap Company Investment Risk — Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further stocks of small- and mid-cap companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Investment Results

The Fund commenced investment operations on February 4, 2008. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

140	:: UltraShort Japan ProFund ::	TICKERS :: Investor Class UKPIX :: Service Class UKPSX

Important Information About the Fund

The UltraShort Japan ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from twice the inverse of the return of the Nikkei 225 Stock Average (the “Nikkei” or “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Nikkei 225 Stock Average. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

The Fund seeks to provide a return consistent with twice (200%) the inverse (opposite) of an investment in the component equities in the Nikkei hedged to U.S. dollars.

The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with twice the inverse (opposite) of the daily performance of the dollar-denominated Nikkei 225 futures contracts traded in the United States.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.24%	1.24%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.14%	3.14%
Fee Waivers/Reimbursements*	-0.41%	-0.41%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recom-

mendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$631	$1,112	$2,440
Service Class	$276	$930	$1,609	$3,420

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as twice (200%) the inverse (opposite) of the daily return of the Nikkei. The Nikkei is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange (“TSE”). The Nikkei is calculated from the prices of the 225 TSE First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Nikkei. Companies in the Nikkei are reviewed annually. Emphasis is placed on maintaining the Nikkei’s historical continuity while keeping the Nikkei composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company-specific information and the overall composition of the Nikkei. As of September 30, 2009, the Nikkei 225 Stock Average included companies with capitalizations between $198.5 million and $104.1 billion. The average capitalization of the companies comprising the Nikkei was approximately $7.4 billion. The Nikkei is published under the Bloomberg ticker symbol “NKY.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

FUND NUMBERS :: Investor Class 019 :: Service Class 039 ::	UltraShort Japan ProFund ::	141

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. A Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the industrial industry group, which comprised approximately 28% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk  — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than twice the inverse of the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than twice the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than twice the inverse performance of the Index.

142	:: UltraShort Japan ProFund ::	TICKERS :: Investor Class UKPIX :: Service Class UKPSX

Performance		Volatility Rate
One Year Index	-200% One Year Index	10%	25%	50%	75%	100%

-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%

-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%

-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%

-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%

-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%

-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%

0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%

10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%

20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%

30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%

40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%

50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%

60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 27.65%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -1.31%. The Index’s highest one-year volatility rate over the five year period is 46.47%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

Geographic Concentration Risk — Because the Fund focuses its investments only in Japan, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in Japan and subject to the related risks.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

FUND NUMBERS :: Investor Class 019 :: Service Class 039 ::	UltraShort Japan ProFund ::	143

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Valuation Time Risk — The Fund values its portfolio at 4:00 p.m. (Eastern time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Funds. As a result, the daily performance of the Fund may vary from the performance of the Index.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31

Best Quarter (ended 3/31/2008): 34.01%;

Worst Quarter (ended 6/30/2008): -14.23%.

The Fund’s total return for the nine months ended September 30, 2009, was -32.19%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Since Inception	Inception Date
Investor Class Shares			03/29/06
– Before Taxes	32.82%	15.47%
– After Taxes on Distributions	32.82%	14.74%
– After Taxes on Distributions and Sale of Shares	21.33%	12.88%
Service Class Shares	31.54%	14.30%	03/29/06
Nikkei 225 Stock Average — USD Terms	-26.43%	-11.94%
Nikkei 225 Stock Average — Local (Yen) Terms	-41.08%	-20.00%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Robert Parker, CFA	Since December 2009	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

144	:: UltraShort Japan ProFund ::	TICKERS :: Investor Class UKPIX :: Service Class UKPSX

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 059 :: Service Class 089 ::	Banks UltraSector ProFund ::	145

Important Information About the Fund

The Banks UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. BanksSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Banks Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.17%	1.17%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.92%	2.92%
Fee Waivers/Reimbursements*	-0.19%	-0.19%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$585	$1,019	$2,228
Service Class	$276	$886	$1,521	$3,229

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,350% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the banking sector of the U.S. equity market. Component companies include regional and major U.S. domiciled banks, engaged in a wide range of financial services, including retail banking, loans and money transmissions. As of September 30, 2009, the Dow Jones U.S. Banks Index included companies with capitalizations between $399.4 million and $172.3 billion. The average capitalization of the companies comprising the Index was approximately $10.3 billion. The Index is published under the Bloomberg ticker symbol “DJUSBK.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

146	:: Banks UltraSector ProFund ::	TICKERS :: Investor Class BKPIX :: Service Class BKPSX

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the bank industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk  — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage  — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Banking Industry Risk — The Fund is subject to risks faced by companies in the banking economic sector, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; and increased inter-industry consolidation and competition. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to underperform less than one and one-half times the inverse performance of the Index.

FUND NUMBERS :: Investor Class 059 :: Service Class 089 ::	Banks UltraSector ProFund ::	147

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 51.09%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -14.10%. The Index’s highest one-year volatility rate over the five year period is 94.18%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

148	:: Banks UltraSector ProFund ::	TICKERS :: Investor Class BKPIX :: Service Class BKPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2008): 32.28%;

Worst Quarter (ended 12/31/2008): -55.53%.

The Fund’s total return for the nine months ended September 30, 2009, was -13.98%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	-69.05%	-23.70%	-14.23%
– After Taxes on Distributions	-69.35%	-23.95%	-14.87%
– After Taxes on Distributions and Sale of Shares	-44.70%	-17.86%	-10.90%
Service Class Shares	-69.36%	-24.47%	-15.03%	09/04/01
S&P 500® Index	-36.99%	-2.19%	-1.23%
Dow Jones U.S. Banks Index	-45.15%	-10.81%	-4.25%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 042 :: Service Class 072 ::	Basic Materials UltraSector ProFund ::	149

Important Information About the Fund

The Basic Materials UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. Basic MaterialsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Basic Materials Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.99%	0.99%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.74%	2.74%
Fee Waivers/Reimbursements*	-0.01%	-0.01%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$547	$943	$2,051
Service Class	$276	$849	$1,449	$3,070

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 381% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the basic materials industry of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. As of September 30, 2009, the Dow Jones U.S. Basic Materials Index included companies with capitalizations between $352.0 million and $29.8 billion. The average capitalization of the companies comprising the Index was approximately $5.1 billion. The Index is published under the Bloomberg ticker symbol “DJUSBM.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

150	:: Basic Materials UltraSector ProFund ::	TICKERS :: Investor Class BMPIX :: Service Class BMPSX

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the chemical industry group, which comprised approximately 54% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk  — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Basic Materials Industry Risk — The Fund is subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials exceeding demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

FUND NUMBERS :: Investor Class 042 :: Service Class 072 ::	Basic Materials UltraSector ProFund ::	151

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 35.15%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 3.13%. The Index’s highest one-year volatility rate over the five year period is 62.05%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

152	:: Basic Materials UltraSector ProFund ::	TICKERS :: Investor Class BMPIX :: Service Class BMPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2003): 35.03%;

Worst Quarter (ended 12/31/2008): -52.51%.

The Fund’s total return for the nine months ended September 30, 2009, was 71.52%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				09/04/01
– Before Taxes	-70.92%	-10.30%	-5.82%
– After Taxes on Distributions	-70.97%	-10.44%	-5.94%
– After Taxes on Distributions and Sale of Shares	-46.03%	-8.33%	-4.72%
Service Class Shares	-71.20%	-11.17%	-6.52%	09/04/01
S&P 500® Index	-36.99%	-2.19%	-1.23%
Dow Jones U.S. Basic Materials Index	-50.82%	-1.82%	1.52%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 043 :: Service Class 073 ::	Biotechnology UltraSector ProFund ::	153

Important Information About the Fund

The Biotechnology UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. BiotechnologySM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Biotechnology Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.98%	0.98%

Total Annual Fund Operating Expenses	1.73%	2.73%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$545	$939	$2,041
Service Class	$276	$847	$1,445	$3,061

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 519% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the biotechnology subsector of the U.S. equity market. Component companies engage in research and development of biological substances for drug discovery and diagnostic development. These companies derive most of their revenue from the sale or licensing of drugs and diagnostic tools. As of September 30, 2009, the Dow Jones U.S. Biotechnology Index included companies with capitalizations between $500.2 million and $60.9 billion. The average capitalization of the companies comprising the Index was approximately $7.0 billion. The Index is published under the Bloomberg ticker symbol “DJUSBT.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund

154	:: Biotechnology UltraSector ProFund ::	TICKERS :: Investor Class BIPIX :: Service Class BIPSX

Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the biotechnology industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Biotechnology Industry Risk — The Fund is also subject to risks faced by companies in the biotechnology economic sector, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

FUND NUMBERS :: Investor Class 043 :: Service Class 073 ::	Biotechnology UltraSector ProFund ::	155

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 22.82%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 7.69%. The Index’s highest one-year volatility rate over the five year period is 33.22%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

156	:: Biotechnology UltraSector ProFund ::	TICKERS :: Investor Class BIPIX :: Service Class BIPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 35.09%;

Worst Quarter (ended 6/30/2002): -43.77%.

The Fund’s total return for the nine months ended September 30, 2009, was 8.28%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/19/00
– Before Taxes	-1.16%	4.90%	-7.70%
– After Taxes on Distributions	-1.16%	4.90%	-7.70%
– After Taxes on Distributions and Sale of Shares	-0.75%	4.22%	-6.20%
Service Class Shares	-2.13%	3.87%	-8.58%	06/19/00
S&P 500® Index	-36.99%	-2.19%	-3.98%
Dow Jones U.S. Biotechnology Index	3.75%	7.05%	-1.49%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 044 :: Service Class 074 ::	Consumer Goods UltraSector ProFund ::	157

Important Information About the Fund

The Consumer Goods UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. Consumer GoodsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Consumer Goods Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	2.66%	2.66%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.41%	4.41%
Fee Waivers/Reimbursements*	-1.68%	-1.68%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$891	$1,630	$3,581
Service Class	$276	$1,183	$2,102	$4,445

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,093% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of consumer spending in the goods industry of the U.S. equity market. Component companies include automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear. As of September 30, 2009, the Index included companies with capitalizations between $439.7 million and $169.7 billion. The average capitalization of the companies comprising the Index was approximately $8.8 billion. The Index is published under the Bloomberg ticker symbol “DJUSNC.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with

158	:: Consumer Goods UltraSector ProFund ::	TICKERS :: Investor Class CNPIX :: Service Class CNPSX

respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Consumer Goods Industry Risk — The Fund is subject to risks faced by companies in the consumer goods economic sector, including: governmental regulation affecting the permissibility of using various food additives and production methods that could affect profitability; new laws or litigation that could adversely affect tobacco companies; securities prices and profitability of food, soft drink and fashion related products that might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand; and food and beverage companies that may derive a substantial portion of their net income from foreign countries that may be affected by international events. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

FUND NUMBERS :: Investor Class 044 :: Service Class 074 ::	Consumer Goods UltraSector ProFund ::	159

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 7.81%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -0.65%. The Index’s highest one-year volatility rate over the five year period is 31.46%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

160	:: Consumer Goods UltraSector ProFund ::	TICKERS :: Investor Class CNPIX :: Service Class CNPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2006): 8.69%;

Worst Quarter (ended 12/31/2008): -28.79%.

The Fund’s total return for the nine months ended September 30, 2009, was 21.08%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Since Inception	Inception Date
Investor Class Shares			01/30/04
– Before Taxes	-40.42%	-3.52%
– After Taxes on Distributions	-40.63%	-3.70%
– After Taxes on Distributions and Sale of Shares	-26.01%	-2.93%
Service Class Shares	-40.98%	-4.47%	01/30/04
S&P 500® Index	-36.99%	-2.59%
Dow Jones U.S. Consumer Goods Index	-25.69%	1.54%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 051 :: Service Class 081 ::	Consumer Services UltraSector ProFund ::	161

Important Information About the Fund

The Consumer Services UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. Consumer ServicesSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Consumer Services Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	2.94%	2.94%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.69%	4.69%
Fee Waivers/Reimbursements*	-1.96%	-1.96%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$948	$1,740	$3,814
Service Class	$276	$1,238	$2,207	$4,654

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 458% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of consumer spending in the services industry of the U.S. equity market. Component companies include airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of September 30, 2009, the Dow Jones U.S. Consumer Services Index included companies with capitalizations between $381.3 million and $107.4 billion. The average capitalization of the companies comprising the Index was approximately $6.3 billion. The Index is published under the Bloomberg ticker symbol “DJUSCY.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on

162	:: Consumer Services UltraSector ProFund ::	TICKERS :: Investor Class CYPIX :: Service Class CYPSX

or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the general retailer industry groups, which comprised approximately 44% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Consumer Services Industry Risk — The Fund is subject to risks faced by companies in the consumer services industry, including: securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

FUND NUMBERS :: Investor Class 051 :: Service Class 081 ::	Consumer Services UltraSector ProFund ::	163

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 23.30%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -0.65%. The Index’s highest one-year volatility rate over the five year period is 40.30%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or ad-

verse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

164	:: Consumer Services UltraSector ProFund ::	TICKERS :: Investor Class CYPIX :: Service Class CYPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2006): 11.49%;

Worst Quarter (ended 12/31/2008): -31.52%.

The Fund’s total return for the nine months ended September 30, 2009, was 34.37%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Since Inception	Inception Date
Investor Class Shares			01/30/04
– Before Taxes	-47.43%	-12.34%
– After Taxes on Distributions	-47.43%	-12.63%
– After Taxes on Distributions and Sale of Shares	-30.83%	-10.04%
Service Class Shares	-47.95%	-13.16%	01/30/04
S&P 500® Index	-36.99%	-2.59%
Dow Jones U.S. Consumer Services Index	-30.82%	-4.55%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 048 :: Service Class 078 ::	Financials UltraSector ProFund ::	165

Important Information About the Fund

The Financials UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. FinancialsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Financials Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.45%	1.45%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.20%	3.20%
Fee Waivers/Reimbursements*	-0.47%	-0.47%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$643	$1,137	$2,497
Service Class	$276	$942	$1,633	$3,471

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 698% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the financial services industry of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly, in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of September 30, 2009, the Dow Jones U.S. Financials Index included companies with capitalizations between $399.4 million and $172.3 billion. The average capitalization of the companies comprising the Index was approximately $6.9 billion. The Index is published under the Bloomberg ticker symbol “DJUSFN.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular

166	:: Financials UltraSector ProFund ::	TICKERS :: Investor Class FNPIX :: Service Class FNPSX

dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the bank and the general financial industry groups, which comprised approximately 41% and 27%, respectively, of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the inverse performance of the Index.

FUND NUMBERS :: Investor Class 048 :: Service Class 078 ::	Financials UltraSector ProFund ::	167

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 42.11%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -10.36%. The Index’s highest one-year volatility rate over the five year period is 76.78%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk  — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Financial Services Industry Risk — The Fund is subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses (which usually increase in economic downturns, which may lead to insolvency or other negative consequences); the severe price competition to which financial services companies may be subject; and increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

168	:: Financials UltraSector ProFund ::	TICKERS :: Investor Class FNPIX :: Service Class FNPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 26.05%;

Worst Quarter (ended 12/31/2008): -51.16%.

The Fund’s total return for the nine months ended September 30, 2009, was 11.48%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/19/00
– Before Taxes	-71.84%	-21.79%	-12.09%
– After Taxes on Distributions	-71.93%	-21.92%	-12.18%
– After Taxes on Distributions and Sale of Shares	-46.63%	-16.68%	-9.27%
Service Class Shares	-72.11%	-22.55%	-12.92%	06/19/00
S&P 500® Index	-36.99%	-2.19%	-3.98%
Dow Jones U.S. Financials Index	-50.39%	-10.05%	-2.81%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 049 :: Service Class 079 ::	Health Care UltraSector ProFund ::	169

Important Information About the Fund

The Health Care UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. Health CareSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half (150%) times the daily performance of the Dow Jones U.S. Health Care Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.52%	1.52%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.27%	3.27%
Fee Waivers/Reimbursements*	-0.54%	-0.54%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$658	$1,166	$2,563
Service Class	$276	$957	$1,661	$3,531

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,285% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the healthcare industry of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of September 30, 2009, the Dow Jones U.S. Health Care Index included companies with capitalizations between $410.1 million and $168.4 billion. The average capitalization of the companies comprising the Index was approximately $10.3 billion. The Index is published under the Bloomberg ticker symbol “DJUSHC.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

170	:: Health Care UltraSector ProFund ::	TICKERS :: Investor Class HCPIX :: Service Class HCPSX

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the pharmaceuticals and biotechnology, and the health care and equipment services industry groups, which comprised approximately 65% and 35%, respectively, of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

FUND NUMBERS :: Investor Class 049 :: Service Class 079 ::	Health Care UltraSector ProFund ::	171

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 18.60%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 1.16%. The Index’s highest one-year volatility rate over the five year period is 32.63%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Health Care Industry Risk — The Fund is subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets and financial resources of personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Technology Investment Risk — Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss of impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

172	:: Health Care UltraSector ProFund ::	TICKERS :: Investor Class HCPIX :: Service Class HCPSX

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 15.74%;

Worst Quarter (ended 3/31/2001): -26.07%.

The Fund’s total return for the nine months ended September 30, 2009, was 14.56%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/19/00
– Before Taxes	-36.88%	-4.90%	-6.95%
– After Taxes on Distributions	-37.00%	-4.96%	-6.99%
– After Taxes on Distributions and Sale of Shares	-23.81%	-4.08%	-5.63%
Service Class Shares	-37.51%	-5.78%	-7.83%	06/19/00
S&P 500® Index	-36.99%	-2.19%	-3.98%
Dow Jones U.S. Health Care Index	-22.81%	0.25%	-0.68%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 056 :: Service Class 086 ::	Industrials UltraSector ProFund ::	173

Important Information About the Fund

The Industrials UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. IndustrialsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Industrials Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	2.99%	2.99%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.74%	4.74%
Fee Waivers/Reimbursements*	-2.01%	-2.01%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$958	$1,760	$3,855
Service Class	$276	$1,248	$2,225	$4,690

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 379% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the industrial industry of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment and aerospace. As of September 30, 2009, the Dow Jones U.S. Industrials Index included companies with capitalizations between $403.5 million and $173.4 billion. The average capitalization of the companies comprising the Index was approximately $5.5 billion. The Index is published under the Bloomberg ticker symbol “DJUSIN.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or

174	:: Industrials UltraSector ProFund ::	TICKERS :: Investor Class IDPIX :: Service Class IDPSX

“swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

As of the close of business on September 30, 2009, the Index was concentrated in the general industrials industry group, which comprised approximately 23.92% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the inverse performance of the Index.

FUND NUMBERS :: Investor Class 056 :: Service Class 086 ::	Industrials UltraSector ProFund ::	175

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 25.40%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -0.44%. The Index’s highest one-year volatility rate over the five year period is 45.87%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Industrial Sector Risk — The Fund is subject to risks faced by companies in the industrial economic sector, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

176	:: Industrials UltraSector ProFund ::	TICKERS :: Investor Class IDPIX :: Service Class IDPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2007): 14.41%;

Worst Quarter (ended 12/31/2008): -37.88%.

The Fund’s total return for the nine months ended September 30, 2009, was 22.43%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Since Inception	Inception Date
Investor Class Shares			01/30/04
– Before Taxes	-57.79%	-7.80%
– After Taxes on Distributions	-57.82%	-7.89%
– After Taxes on Distributions and Sale of Shares	-37.52%	-6.39%
Service Class Shares	-58.19%	-8.72%	01/30/04
S&P 500® Index	-36.99%	-2.59%
Dow Jones U.S. Industrials Index	-39.55%	-1.11%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 050 :: Service Class 080 ::	Internet UltraSector ProFund ::	177

Important Information About the Fund

The Internet UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones Internet CompositeSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones Internet Composite Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.24%	1.24%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.99%	2.99%
Fee Waivers/Reimbursements*	-0.26%	-0.26%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$599	$1,049	$2,296
Service Class	$276	$900	$1,549	$3,290

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,045% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the internet. The Index is composed of two sub-groups: Internet Commerce, which includes companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a website, and Internet Services, which includes companies that derive the majority of their revenues from providing access to the internet or providing services to people using the Internet. As of September 30, 2009, the Dow Jones Composite Internet Index included companies with capitalizations between $161.8 million and $2.2 billion. The average capitalization of the companies comprising the Index was approximately $553.1 million. The Index is published under the Bloomberg ticker symbol “DJINET.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined

178	:: Internet UltraSector ProFund ::	TICKERS :: Investor Class INPIX :: Service Class INPSX

investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the internet industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

FUND NUMBERS :: Investor Class 050 :: Service Class 080 ::	Internet UltraSector ProFund ::	179

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 29.56%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 8.36%. The Index’s highest one-year volatility rate over the five year period is 47.04%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Internet Industry Risk — The Fund is subject to risks faced by companies in the Internet economic sector, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Technology Investment Risk — Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market

180	:: Internet UltraSector ProFund ::	TICKERS :: Investor Class INPIX :: Service Class INPSX

performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2001): 94.32%;

Worst Quarter (ended 9/30/2001): -70.02%.

The Fund’s total return for the nine months ended September 20, 2009, was 102.08%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/19/00
– Before Taxes	-62.45%	-10.14%	-32.26%
– After Taxes on Distributions	-62.45%	-10.17%	-32.28%
– After Taxes on Distributions and Sale of Shares	-40.59%	-8.27%	-18.17%
Service Class Shares	-62.82%	-11.03%	-33.01%	06/19/00
S&P 500® Index	-36.99%	-2.19%	-3.98%
Dow Jones Internet Composite Index	-43.77%	-2.49%	-16.68%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 053 :: Service Class 083 ::	Mobile Telecommunications UltraSector ProFund ::	181

Important Information About the Fund

The Mobile Telecommunications UltraSector ProFund (formerly Wireless Communications UltraSector ProFund) (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. Mobile TelecommunicationsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Mobile Telecommunications Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.75%	1.75%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.50%	3.50%
Fee Waivers/Reimbursements*	-0.77%	-0.77%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$705	$1,261	$2,778
Service Class	$276	$1,003	$1,751	$3,723

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,773% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the mobile telecommunications sector of the U.S. equity market. Component companies include providers of mobile telephone services, including cellular telephone systems and paging and wireless services. As of September 30, 2009, the Dow Jones U.S. Mobile Telecommunications Index included companies with capitalizations between $608.4 million and $10.9 billion. The average capitalization of the companies comprising the Index was approximately $3.2 billion. The Index is published under the Bloomberg ticker symbol “DJUSWC.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

182	:: Mobile Telecommunications UltraSector ProFund ::	TICKERS :: Investor Class WCPIX :: Service Class WCPSX

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the mobile telecommunications industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

FUND NUMBERS :: Investor Class 053 :: Service Class 083 ::	Mobile Telecommunications UltraSector ProFund ::	183

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 43.12%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -17.01%. The Index’s highest one-year volatility rate over the five year period is 78.00%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Mobile Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the wireless communications economic sector, including: dramatic securities price fluctuations due to both federal and state regulations governing rates of return and services that may be offered; fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors; recent industry consolidation trends that may lead to increased regulation in primary markets; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

184	:: Mobile Telecommunications UltraSector ProFund ::	TICKERS :: Investor Class WCPIX :: Service Class WCPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2008): 50.17%;

Worst Quarter (ended 12/31/2008): -70.81%.

The Fund’s total return for the nine months ended September 30, 2009, was 41.89%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/19/00
– Before Taxes	-89.10%	-32.56%	-43.58%
– After Taxes on Distributions	-89.10%	-32.61%	-43.61%
– After Taxes on Distributions and Sale of Shares	-57.92%	-22.89%	-19.52%
Service Class Shares	-89.24%	-33.27%	-44.21%	06/19/00
S&P 500® Index	-36.99%	-2.19%	-3.98%
Dow Jones U.S. Mobile Telecommunications Index	-72.45%	-17.76%	-25.77%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 046 :: Service Class 076 ::	Oil & Gas UltraSector ProFund ::	185

Important Information About the Fund

The Oil & Gas UltraSector ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. Oil & GasSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Oil & Gas Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.90%	0.90%

Total Annual Fund Operating Expenses	1.65%	2.65%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$168	$520	$897	$1,955
Service Class	$268	$823	$1,405	$2,983

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 36% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the oil and gas industry of the U.S. equity market. Component companies include oil drilling equipment and services, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of September 30, 2009, the Dow Jones U.S. Oil & Gas Index included companies with capitalizations between $431.6 million and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $12.5 billion. The Index is published under the Bloomberg ticker symbol “DJUSEN.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives

186	:: Oil & Gas UltraSector ProFund ::	TICKERS :: Investor Class ENPIX :: Service Class ENPSX

based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the oil and gas producers industry group, which comprised approximately 76% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

FUND NUMBERS :: Investor Class 046 :: Service Class 076 ::	Oil & Gas UltraSector ProFund ::	187

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 35.30%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 1.80%. The Index’s highest one-year volatility rate over the five year period is 58.96%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy economic sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2005): 28.35%;

Worst Quarter (ended 12/31/2008): -38.33%.

The Fund’s total return for the nine months ended September 30, 2009, was 12.40%.

188	:: Oil & Gas UltraSector ProFund ::	TICKERS :: Investor Class ENPIX :: Service Class ENPSX

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/19/00
– Before Taxes	-56.39%	11.72%	3.69%
– After Taxes on Distributions	-56.39%	11.36%	3.50%
– After Taxes on Distributions and Sale of Shares	-36.65%	10.13%	3.13%
Service Class Share	-56.84%	10.63%	2.68%	06/19/00
S&P 500® Index	-36.99%	-2.19%	-3.98%
Dow Jones U.S. Oil & Gas Index	-35.77%	13.56%	8.13%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 061 :: Service Class 091 ::	Oil Equipment, Services & Distribution UltraSector ProFund ::	189

Important Information About the Fund

Oil Equipment, Services & Distribution UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. Oil Equipment, Services & DistributionSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Oil Equipment, Services & Distribution Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.10%	1.10%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.85%	2.85%
Fee Waivers/Reimbursements*	-0.12%	-0.12%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$570	$990	$2,159
Service Class	$276	$872	$1,493	$3,167

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 589% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the oil drilling equipment and services sector of the U.S. equity market. Component companies include suppliers of equipment and services for oil field or platform users. As of September 30, 2009, the Dow Jones U.S. Oil Equipment, Services & Distribution Index included companies with capitalizations between $470.5 million and $71.0 billion. The average capitalization of the companies comprising the Index was approximately $6.9 billion. The Index is published under the Bloomberg ticker symbol “DJUSOQ.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

190	:: Oil Equipment, Services & Distribution UltraSector ProFund ::	TICKERS :: Investor Class OEPIX :: Service Class OEPSX

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the oil equipment, services and distribution industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

FUND NUMBERS :: Investor Class 061 :: Service Class 091 ::	Oil Equipment, Services & Distribution UltraSector ProFund ::	191

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 42.81%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 9.53%. The Index’s highest one-year volatility rate over the five year period is 58.96%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Oil Equipment, Services and Distribution Industry Risk — The Fund is subject to the risks faced by companies in the oil drilling equipment and services economic sector, including: effects on profitability from changes in worldwide oil exploration and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where oil companies are located or do business; lower demand for oil-related products due to changes in consumer demands, warmer winters and energy efficiency; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

192	:: Oil Equipment, Services & Distribution UltraSector ProFund ::	TICKERS :: Investor Class OEPIX :: Service Class OEPSX

Annual Returns of Investor Class Shares as of December 31

Best Quarter (ended 6/30/2008): 43.18%;

Worst Quarter (ended 12/31/2008): -67.61%.

The Fund’s total return for the nine months ended September 30, 2009, was 76.77%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Since Inception	Inception Date
Investor Class Shares			06/05/06
– Before Taxes	-78.76%	-37.08%
– After Taxes on Distributions	-78.76%	-37.26%
– After Taxes on Distributions and Sale of Shares	-51.19%	-29.36%
Service Class Shares	-78.96%	-37.71%	06/05/06
S&P 500® Index	-36.99%	-10.44%
Dow Jones U.S. Oil Equipment, Services & Distribution Index	-59.01%	-20.09%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 047 :: Service Class 077 ::	Pharmaceuticals UltraSector ProFund ::	193

Important Information About the Fund

Pharmaceuticals UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. PharmaceuticalsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Pharmaceuticals Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.75%	1.75%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.50%	3.50%
Fee Waivers/Reimbursements*	-0.77%	-0.77%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$705	$1,261	$2,778
Service Class	$276	$1,003	$1,751	$3,723

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,046% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the pharmaceuticals subsector of the U.S. equity market. Component companies include the makers of prescription and over-the-counter drugs, such as birth control pills, vaccines, aspirin and cold remedies. As of September 30, 2009, the Dow Jones U.S. Pharmaceuticals Index included companies with capitalizations between $742.8 million and $168.4 billion. The average capitalization of the companies comprising the Index was approximately $27.0 billion. The Index is published under the Bloomberg ticker symbol “DJUSPR.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

194	:: Pharmaceuticals UltraSector ProFund ::	TICKERS :: Investor Class PHPIX :: Service Class PHPSX

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the pharmaceuticals industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk  — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

FUND NUMBERS :: Investor Class 047 :: Service Class 077 ::	Pharmaceuticals UltraSector ProFund ::	195

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 19.38%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -2.07%. The Index’s highest one-year volatility rate over the five year period is 32.52%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Pharmaceuticals Industry Risk — The Fund is subject to the risks faced by companies in the pharmaceuticals economic sector, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors

196	:: Pharmaceuticals UltraSector ProFund ::	TICKERS :: Investor Class PHPIX :: Service Class PHPSX

who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2006): 17.34%;

Worst Quarter (ended 6/30/2002): -27.70%.

The Fund’s total return for the nine months ended September 30, 2009, was 8.08%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/28/00
– Before Taxes	-31.30%	-8.76%	-11.11%
– After Taxes on Distributions	-31.46%	-8.96%	-11.23%
– After Taxes on Distributions and Sale of Shares	-20.13%	-7.16%	-8.65%
Service Class Shares	-31.97%	-9.67%	-11.93%	06/28/00
S&P 500® Index	-36.99%	-2.19%	-3.76%
Dow Jones U.S. Pharmaceuticals Index	-18.15%	-2.47%	-3.73%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 052 :: Service Class 082 ::	Precious Metals UltraSector ProFund ::	197

Important Information About the Fund

Precious Metals UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones Precious MetalsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones Precious Metals Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.86%	0.86%

Total Annual Fund Operating Expenses	1.61%	2.61%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$164	$508	$876	$1,911
Service Class	$264	$811	$1,385	$2,944

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index. As of September 30, 2009, the Dow Jones Precious Metals Index included companies with capitalizations between $187.3 million and $37.1 billion. The average capitalization of the companies comprising the Index was approximately $12.8 billion. The Index is published under the Bloomberg ticker symbol “DJUSPM.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors

198	:: Precious Metals UltraSector ProFund ::	TICKERS :: Investor Class PMPIX :: Service Class PMPSX

does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the precious metals industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

FUND NUMBERS :: Investor Class 052 :: Service Class 082 ::	Precious Metals UltraSector ProFund ::	199

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 44.71%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -43.79%. The Index’s highest one-year volatility rate over the five year period is 73.98%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, markets inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the underlying index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Precious Metals Industry Risk — The Fund is subject to risks faced by companies in the gold, silver and platinum mining economic sector, including: the wide fluctuations in prices of precious metals due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; and the illiquidity of certain of the securities represented in the Index, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expense. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

200	:: Precious Metals UltraSector ProFund ::	TICKERS :: Investor Class PMPIX :: Service Class PMPSX

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2007): 38.50%;

Worst Quarter (ended 9/30/2008): -46.49%.

The Fund’s total return for the nine months ended September 30, 2009, was 40.16%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/03/02
– Before Taxes	-53.81%	-6.79%	-2.49%
– After Taxes on Distributions	-53.95%	-7.74%	-3.24%
– After Taxes on Distributions and Sale of Shares	-34.98%	-5.94%	-2.34%
Service Class Shares	-54.26%	-7.70%	-3.41%	06/03/02
S&P 500® Index	-36.99%	-2.19%	-0.25%
Dow Jones Precious Metals Index	-28.84%	3.30%	6.50%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 041 :: Service Class 071 ::	Real Estate UltraSector ProFund ::	201

Important Information About the Fund

Real Estate UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. Real EstateSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Real Estate Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.20%	1.20%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.95%	2.95%
Fee Waivers/Reimbursements*	-0.22%	-0.22%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$591	$1,032	$2,257
Service Class	$276	$892	$1,533	$3,255

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 426% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts (“REITs”) that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of September 30, 2009, the Index included companies with capitalizations between $478.6 million and $19.4 billion. The average capitalization of the companies comprising the Index was approximately $3.0 billion. The Index is published under the Bloomberg ticker symbol “DJUSRE.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional

202	:: Real Estate UltraSector ProFund ::	TICKERS :: Investor Class REPIX :: Service Class REPSX

amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the real estate industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown. Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

FUND NUMBERS :: Investor Class 041 :: Service Class 071 ::	Real Estate UltraSector ProFund ::	203

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 17.15%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -4.94%. The Index’s highest one-year volatility rate over the five year period is 91.37%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Real Estate Industry Risk — The Fund is subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a REIT that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

204	:: Real Estate UltraSector ProFund ::	TICKERS :: Investor Class REPIX :: Service Class REPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2004): 22.24%;

Worst Quarter (ended 12/31/2008): -59.94%.

The Fund’s total return for the nine months ended September 30, 2009, was 9.66%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/19/00
– Before Taxes	-64.95%	-11.21%	-0.55%
– After Taxes on Distributions	-65.10%	-11.79%	-2.20%
– After Taxes on Distributions and Sale of Shares	-42.22%	-9.17%	-1.13%
Service Class Shares	-65.35%	-12.11%	-1.59%	06/19/00
S&P 500® Index	-36.99%	-2.19%	-3.98%
Dow Jones U.S. Real Estate Index	-40.07%	-0.89%	6.39%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 045 :: Service Class 075 ::	Semiconductor UltraSector ProFund ::	205

Important Information About the Fund

Semiconductor UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. SemiconductorsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Semiconductors Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.47%	1.47%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.22%	3.22%
Fee Waivers/Reimbursements*	-0.49%	-0.49%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$647	$1,145	$2,516
Service Class	$276	$946	$1,641	$3,488

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,045% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards. As of September 30, 2009, the Index included companies with capitalizations between $569.4 million and $108.8 billion. The average capitalization of the companies comprising the Index was approximately $5.9 billion. The Index is published under the Bloomberg ticker symbol “DJUSSC.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

206	:: Semiconductor UltraSector ProFund ::	TICKERS :: Investor Class SMPIX :: Service Class SMPSX

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the semiconductor industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk  — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

FUND NUMBERS :: Investor Class 045 :: Service Class 075 ::	Semiconductor UltraSector ProFund ::	207

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 31.84%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -0.77%. The Index’s highest one-year volatility rate over the five year period is 50.36%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Semiconductors Industry Risk — The Fund is subject to risks faced by companies in the semiconductor industry, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; securities prices may fluctuate widely due to risks to rapid obsolescence of products; economic performance of the customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Technology Investment Risk — Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the

208	:: Semiconductor UltraSector ProFund ::	TICKERS :: Investor Class SMPIX :: Service Class SMPSX

risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2001): 69.31%;

Worst Quarter (ended 6/30/2002): -51.44%.

The Fund’s total return for the nine months ended September 30, 2009, was 88.14%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/19/00
– Before Taxes	-67.97%	-26.55%	-33.52%
– After Taxes on Distributions	-67.98%	-26.58%	-33.53%
– After Taxes on Distributions and Sale of Shares	-44.16%	-19.79%	-18.41%
Service Class Shares	-68.23%	-27.26%	-34.19%	06/19/00
S&P 500® Index	-36.99%	-2.19%	-3.98%
Dow Jones U.S. Semiconductors Index	-49.15%	-14.32%	-17.59%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 054 :: Service Class 084 ::	Technology UltraSector ProFund ::	209

Important Information About the Fund

Technology UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. TechnologySM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Technology Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.61%	1.61%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.36%	3.36%
Fee Waivers/Reimbursements*	-0.63%	-0.63%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$676	$1,203	$2,648
Service Class	$276	$975	$1,696	$3,607

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 785% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the technology industry of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services, and internet services. As of September 30, 2009, the Dow Jones U.S. Technology Index included companies with capitalizations between $432.7 million and $204.8 billion. The average capitalization of the companies comprising the Index was approximately $10.5 billion. The Index is published under the Bloomberg ticker symbol “DJUSTC.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change

210	:: Technology UltraSector ProFund ::	TICKERS :: Investor Class TEPIX :: Service Class TEPSX

in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the software and computer services, and the technology hardware and equipment industry groups, which comprised approximately 43% and 57%, respectively, of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact in a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

FUND NUMBERS :: Investor Class 054 :: Service Class 084 ::	Technology UltraSector ProFund ::	211

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 25.46%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 4.31%. The Index’s highest one-year volatility rate over the five year period is 42.22%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Technology Industry Risk — The Fund is subject to risks faced by companies in the technology economic sector, including: intense competition, both domestically and internationally; limited product lines, markets, financial resources or personnel; product obsolescence due to rapid technological developments and frequent new product introduction; dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel; loss of key personnel who may pose competitive concerns; and heavy dependence on patent and intellectual property rights, with profitability affected by loss or impairment of these rights. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Technology Investment Risk — Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the

212	:: Technology UltraSector ProFund ::	TICKERS :: Investor Class TEPIX :: Service Class TEPSX

risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2001): 53.93%;

Worst Quarter (ended 9/30/2001): -52.49%.

The Fund’s total return for the nine months ended September 30, 2009, was 73.67%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/19/00
– Before Taxes	-60.66%	-13.19%	-27.09%
– After Taxes on Distributions	-60.66%	-13.22%	-27.10%
– After Taxes on Distributions and Sale of Shares	-39.43%	-10.65%	-16.83%
Service Class Shares	-61.04%	-14.05%	-27.68%	06/19/00
S&P 500® Index	-36.99%	-2.19%	-3.98%
Dow Jones U.S. Technology Index	-42.87%	-5.21%	-13.52%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 055 :: Service Class 085 ::	Telecommunications UltraSector ProFund ::	213

Important Information About the Fund

Telecommunications UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S TelecommunicationsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S Telecommunications Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	2.12%	2.12%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.87%	3.87%
Fee Waiver/Reimbursement*	-1.14%	-1.14%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$781	$1,413	$3,113
Service	$276	$1,077	$1,895	$4,025

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,384% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the telecommunications industry of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of September 30, 2009, the Dow Jones U.S Telecommunications Index included companies with capitalizations between $608.4 million and $160.4 billion. The average capitalization of the companies comprising the Index was approximately $16.9 billion. The Index is published under the Bloomberg ticker symbol “DJUSTL.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

214	:: Telecommunications UltraSector ProFund ::	TICKERS :: Investor Class TCPIX :: Service Class TCPSX

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

As of the close of business on September 30, 2009, the Index was concentrated in the fixed line telecommunications industry group, which comprised approximately 92% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the inverse performance of the Index.

FUND NUMBERS :: Investor Class 055 :: Service Class 085 ::	Telecommunications UltraSector ProFund ::	215

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 26.45%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -1.25%. The Index’s highest one-year volatility rate over the five year period is 47.51%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Telecommunications Industry Risk — The Fund is subject to risks faced by companies in the telecommunications economic sector, including: a telecommunications market characterized various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technologies; and technological innovations may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

216	:: Telecommunications UltraSector ProFund ::	TICKERS :: Investor Class TCPIX :: Service Class TCPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2002): 55.02%;

Worst Quarter (ended 9/30/2002): -39.32%.

The Fund’s total return for the nine months ended September 30, 2009, was -0.55%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/19/00
– Before Taxes	-50.68%	-2.36%	-19.77%
– After Taxes on Distributions	-50.76%	-3.78%	-20.48%
– After Taxes on Distributions and Sale of Shares	-32.83%	-1.90%	-13.84%
Service Class Shares	-51.15%	-3.34%	-20.52%	06/19/00
S&P 500® Index	-36.99%	-2.19%	-3.98%
Dow Jones U.S. Telecommunications Index	-32.94%	2.85%	-8.52%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 057 :: Service Class 087 ::	Utilities UltraSector ProFund ::	217

Important Information About the Fund

Utilities UltraSector ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-half times the return of the Dow Jones U.S. UtilitiesSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily performance of the Dow Jones U.S. Utilities Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.15%	1.15%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.90%	2.90%
Fee Waivers/Reimbursements*	-0.17%	-0.17%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$581	$1,011	$2,208
Service Class	$276	$882	$1,513	$3,211

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 779% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in equity securities and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as one and one-half times (150%) the daily return of the Index. The Index measures the performance of the utilities industry of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of September 30, 2009, the Dow Jones U.S. Utilities Index included companies with capitalizations between $663.7 million and $32.7 billion. The average capitalization of the companies comprising the Index was approximately $5.7 billion. The Index is published under the Bloomberg ticker symbol “DJUSUT.” Assets of the Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — The Fund invests in common stock issued by public companies.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

218	:: Utilities UltraSector ProFund ::	TICKERS :: Investor Class UTPIX :: Service Class UTPSX

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the electricity, and the gas, water and multi-utilities industry groups, which comprised approximately 74% and 26%, respectively, of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact in a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-half times the return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-half times the performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-half times the performance of the Index.

FUND NUMBERS :: Investor Class 057 :: Service Class 087 ::	Utilities UltraSector ProFund ::	219

Performance		Volatility Rate
One Year Index	150% One Year Index	10%	25%	50%	75%	100%

-60%	-90.0%	-74.8%	-75.3%	-77.0%	-79.5%	-82.6%

-50%	-75.0%	-64.8%	-65.5%	-67.8%	-71.4%	-75.7%

-40%	-60.0%	-53.7%	-54.6%	-57.7%	-62.4%	-68.1%

-30%	-45.0%	-41.7%	-42.8%	-46.7%	-52.6%	-59.7%

-20%	-30.0%	-28.7%	-30.1%	-34.8%	-42.1%	-50.8%

-10%	-15.0%	-14.9%	-16.6%	-22.3%	-30.9%	-41.3%

0%	0.0%	-0.4%	-2.3%	-8.9%	-19.0%	-31.3%

10%	15.0%	14.9%	12.7%	5.0%	-6.6%	-20.7%

20%	30.0%	31.0%	28.4%	19.7%	6.5%	-9.7%

30%	45.0%	47.7%	44.8%	35.0%	20.0%	1.9%

40%	60.0%	65.0%	61.8%	50.8%	34.1%	13.8%

50%	75.0%	83.0%	79.5%	67.3%	48.8%	26.3%

60%	90.0%	101.6%	97.7%	84.3%	63.9%	39.1%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 22.32%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 2.62%. The Index’s highest one-year volatility rate over the five year period is 38.42%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Utilities Industry Risk — The Fund is subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

220	:: Utilities UltraSector ProFund ::	TICKERS :: Investor Class UTPIX :: Service Class UTPSX

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2003): 28.31%;

Worst Quarter (ended 9/30/2002): -31.36%.

The Fund’s total return for the nine months ended September 30, 2009, was 3.93%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				07/26/00
– Before Taxes	-46.65%	4.76%	-2.18%
– After Taxes on Distributions	-46.88%	4.42%	-2.46%
– After Taxes on Distributions and Sale of Shares	-30.04%	4.06%	-1.91%
Service Class Shares	-47.18%	3.68%	-3.11%	07/26/00
S&P 500® Index	-36.99%	-2.19%	-3.78%
Dow Jones U.S. Utilities Index	-30.25%	7.34%	3.53%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer Investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 116 :: Service Class 146 ::	Short Oil & Gas ProFund ::	221

Important Information About the Fund

Short Oil & Gas ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the Dow Jones U.S. Oil & GasSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Oil & Gas Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.26%	1.26%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.01%	3.01%
Fee Waivers/Reimbursements*	-0.28%	-0.28%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73 % for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increase overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$603	$1,057	$2,315
Service Class	$276	$904	$1,557	$3,308

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. The Index measures the performance of the oil and gas industry of the U.S. equity market. Component companies include oil drilling equipment and services, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of September 30, 2009, the Dow Jones U.S. Oil & Gas Index included companies with capitalizations between $431.6 million and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $12.5 billion. The Index is published under the Bloomberg ticker symbol “DJUSEN.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

222	:: Short Oil & Gas ProFund ::	TICKERS :: Investor Class SNPIX :: Service Class SNPSX

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. A Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the oil and gas producers industry group, which comprised approximately 76% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance as stated in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

FUND NUMBERS :: Investor Class 116 :: Service Class 146 ::	Short Oil & Gas ProFund ::	223

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 35.30%. The Index’s annualized performance for the five year period ended September 30, 2009 is: 1.80%. The Index’s highest one-year volatility rate over the five year period is 58.96%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Energy Industry Risk — The Fund is subject to risks faced by companies in the energy economic sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and

risk for environmental damage claims. As noted above, the Fund seeks to provide daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index, and thus the preceding risk considerations for the fund will generally have an effect that is opposite of the effect they would have on a traditional mutual fund. Further, stocks in the Index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax

224	:: Short Oil & Gas ProFund ::	TICKERS :: Investor Class SNPIX :: Service Class SNPSX

returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2008): 26.74%;

Worst Quarter (ended 6/30/2008): -16.13%.

The Fund’s total return for the nine months ended September 30, 2009, was -20.94%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Since Inception	Inception Date
Investor Class Shares			09/12/05
– Before Taxes	12.14%	-9.01%
– After Taxes on Distributions	9.84%	-11.04%
– After Taxes on Distributions and Sale of Shares	7.91%	-8.53%
Service Class Shares	11.03%	-9.90%	09/12/05
S&P 500® Index	-36.99%	-7.29%
Dow Jones U.S. Oil & Gas Index	-35.77%	0.91%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

FUND NUMBERS :: Investor Class 117 :: Service Class 147 ::	Short Precious Metals ProFund ::	225

Important Information About the Fund

Short Precious Metals ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the Dow Jones Precious MetalsSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones Precious Metals Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.11%	1.11%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.86%	2.86%
Fee Waivers/Reimbursements*	-0.13%	-0.13%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$572	$994	$2,169
Service Class	$276	$874	$1,497	$3,176

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. The Index measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index. As of September 30, 2009, the Dow Jones Precious Metals Index included companies with capitalizations between $187.3 million and $37.1 billion. The average capitalization of the companies comprising the Index was approximately $12.8 billion. The Index is published under the Bloomberg ticker symbol “DJUSPM.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

226	:: Short Precious Metals ProFund ::	TICKERS :: Investor Class SPPIX :: Service Class SPPSX

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. A Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the precious metals industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk  — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage  — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance as stated in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse return of the Index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

FUND NUMBERS :: Investor Class 117 :: Service Class 147 ::	Short Precious Metals ProFund ::	227

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 44.71%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -43.79%. The Index’s highest one-year volatility rate over the five year period is 73.98%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, markets inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the underlying index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number

228	:: Short Precious Metals ProFund ::	TICKERS :: Investor Class SPPIX :: Service Class SPPSX

of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Precious Metal Industry Risk — The Fund is subject to risks faced by companies in the gold, silver and platinum mining economic sector, including: wide fluctuations in the prices of precious metals due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; and the possible illiquidity of certain of the securities represented in the Index, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses. As noted above, the Fund seeks to provide daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index, and thus the preceding risk considerations for the Fund will generally have an effect that is opposite of the effect they would have on a traditional mutual fund. Further, stocks in the Index may outperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31

Best Quarter (ended 9/30/2008): 33.99%;

Worst Quarter (ended 12/31/2008): -28.02%.

The Fund’s total return for the nine months ended September 30, 2009, was -38.11%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Since Inception	Inception Date
Investor Class Shares			01/09/06
– Before Taxes	-19.94%	-16.78%
– After Taxes on Distributions	-20.48%	-17.88%
– After Taxes on Distributions and Sale of Shares	-12.96%	-14.34%
Service Class Shares	-20.72%	-17.64%	01/09/06
S&P 500® Index	-36.99%	-9.45%
Dow Jones Precious Metals Index	-28.84%	-3.53%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

FUND NUMBERS :: Investor Class 117 :: Service Class 147 ::	Short Precious Metals ProFund ::	229

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

230	:: Short Real Estate ProFund ::	TICKERS :: Investor Class SRPIX :: Service Class SRPSX

Important Information About the Fund

Short Real Estate ProFund (“the Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the Dow Jones U.S. Real EstateSM Index (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Real Estate Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.93%	0.93%

Total Annual Fund Operating Expenses	1.68%	2.68%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$171	$530	$913	$1,987
Service Class	$271	$832	$1,420	$3,012

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) believes should have similar daily return characteristics as the inverse (opposite) of the daily return of the Index. The Index measures the performance of the real estate sector of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts (“REITs”) that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of September 30, 2009, the Dow Jones U.S. Real Estate Index included companies with capitalizations between $478.6 million and $19.4 billion. The average capitalization of the companies comprising the Index was approximately $3.0 billion. The Index is published under the Bloomberg ticker symbol “DJUSRE.” Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting stocks in order to gain inverse exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. A Fund may hold or gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors

FUND NUMBERS :: Investor Class 118 :: Service Class 148 ::	Short Real Estate ProFund ::	231

does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

The Fund will concentrate its investment in a particular industry or group of industries to approximately the same extent as the Index is so concentrated. As of the close of business on September 30, 2009, the Index was concentrated in the real estate industry group, which comprised approximately 100% of the market capitalization of the Index.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Concentration Risk — The Fund will typically concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance as stated in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) dividends paid by companies in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no dividends paid by the companies included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

232	:: Short Real Estate ProFund ::	TICKERS :: Investor Class SRPIX :: Service Class SRPSX

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 17.15%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -4.94%. The Index’s highest one-year volatility rate over the five year period is 91.37%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full Prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk — The equity markets are volatile, and the value of securities, swaps, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Real Estate Industry Risk — The Fund is subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; failure to comply with the federal tax requirements affecting REITs, which would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders, which could result in a REIT having insufficient capital for future expenditures. As noted above, the Fund seeks to provide daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Index, and thus the preceding risk considerations for the Fund will generally have an effect that is opposite of the effect they would have on a traditional mutual fund. Further, stocks in the Index may outperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

FUND NUMBERS :: Investor Class 118 :: Service Class 148 ::	Short Real Estate ProFund ::	233

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2007): 13.55%;

Worst Quarter (ended 3/31/2006): -12.29%.

The Fund’s total return for the nine months ended September 30, 2009, was -45.75%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Since Inception	Inception Date
Investor Class Shares			09/12/05
– Before Taxes	-5.23%	-2.48%
– After Taxes on Distributions	-7.59%	-4.00%
– After Taxes on Distributions and Sale of Shares	-3.30%	-2.93%
Service Class Shares	-6.19%	-3.43%	09/12/05
S&P 500® Index	-36.99%	-7.29%
Dow Jones U.S. Real Estate Index	-40.07%	-11.65%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michael Neches	Since March 2000	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

234	:: U.S. Government Plus ProFund ::	TICKERS :: Investor Class GVPIX :: Service Class GVPSX

Important Information About the Fund

The U.S. Government Plus ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-quarter times the movement of the most recently issued 30-Year U.S. Treasury Bond (“Long Bond”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily movement of the most recently issued 30-Year U.S. Treasury Bond. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.84%	0.84%

Total Annual Fund Operating Expenses	1.34%	2.34%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$136	$425	$734	$1,613
Service Class	$237	$730	$1,250	$2,676

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,755% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in money market instruments and derivatives that ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) believes, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily movement of the Long Bond.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly investing in debt in order to gain leveraged exposure to the Long Bond. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The Long Bond’s

FUND NUMBERS :: Investor Class 062 :: Service Class 092 ::	U.S. Government Plus ProFund ::	235

movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Long Bond has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Long Bond has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Long Bond has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the Long Bond’s performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-quarter times the movement of the Long Bond. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) the Long Bond’s performance; b) the Long Bond’s volatility; c) financing rates associated with leverage; d) other Fund expenses; e) interest paid on the Long Bond; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no interest paid on the Long Bond; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than one and one-quarter times the performance of the Long Bond; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-quarter times the performance of the Long Bond.

Performance		Volatility Rate
One Year Long Bond	125% One Year Long Bond	10%	25%	50%	75%	100%

-60%	-75.0%	-68.2%	-68.5%	-69.4%	-70.9%	-72.8%

-50%	-62.5%	-58.0%	-58.4%	-59.6%	-61.5%	-64.0%

-40%	-50.0%	-47.3%	-47.7%	-49.2%	-51.6%	-54.8%

-30%	-37.5%	-36.1%	-36.6%	-38.4%	-41.4%	-45.2%

-20%	-25.0%	-24.5%	-25.1%	-27.2%	-30.7%	-35.3%

-10%	-12.5%	-12.5%	-13.2%	-15.7%	-19.7%	-25.0%

0%	0.0%	-0.2%	-1.0%	-3.8%	-8.4%	-14.5%

10%	12.5%	12.5%	11.6%	8.3%	3.2%	-3.6%

20%	25.0%	25.4%	24.4%	20.8%	15.0%	7.4%

30%	37.5%	38.6%	37.5%	33.5%	27.1%	18.7%

40%	50.0%	52.0%	50.8%	46.5%	39.5%	30.3%

50%	62.5%	65.7%	64.4%	59.6%	52.0%	42.0%

60%	75.0%	79.7%	78.2%	73.1%	64.8%	53.9%

The Long Bond’s annualized historical volatility rate for the five year period ended September 30, 2009 is 14.88%. The Long Bond’s annualized performance for the five year period ended September 30, 2009 is 6.99%. The Long Bond’s highest one-year volatility rate over the five year period is 23.64%.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date.

236	:: U.S. Government Plus ProFund ::	TICKERS :: Investor Class GVPIX :: Service Class GVPSX

Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 12/31/2008): 42.18%;

Worst Quarter (ended 3/31/2006 ): -8.40%.

The Fund’s total return for the nine months ended September 30, 2009, was -25.74%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				05/01/02
– Before Taxes	49.55%	13.32%	11.93%
– After Taxes on Distributions	48.70%	11.68%	10.21%
– After Taxes on Distributions and Sale of Shares	32.04%	10.50%	9.28%
Service Class Shares	48.14%	12.19%	10.79%	05/01/02
Barclays Capital U.S. Treasury: Long-Term Index	25.00%	9.85%	9.77%
30-Year U.S. Treasury Bond (“Long Bond”)	41.84%	12.78%	11.97%

FUND NUMBERS :: Investor Class 062 :: Service Class 092 ::	U.S. Government Plus ProFund ::	237

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michelle Liu	Since November 2007	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

238	:: Rising Rates Opportunity 10 ProFund ::	TICKERS :: Investor Class RTPIX :: Service Class RTPSX

Important Information About the Fund

The Rising Rates Opportunity 10 ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the movement of the most recently issued 10-Year U.S. Treasury Note (“Note”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily movement of the most recently issued 10-Year U.S. Treasury Note. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.88%	0.88%

Total Annual Fund Operating Expenses	1.63%	2.63%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$166	$514	$887	$1,933
Service Class	$266	$817	$1,395	$2,964

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in money market instruments and derivatives that ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) believes, in combination, should have similar daily return characteristics as the inverse (opposite) of the daily movement of the Note.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting debt in order to gain inverse exposure to the Note. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may hold or gain exposure to only a representative sample of the securities in an underlying index, which is intended to have aggregate characteristics similar to those of an underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The Note’s price movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the price of the Note has

FUND NUMBERS :: Investor Class 108 :: Service Class 138 ::	Rising Rates Opportunity 10 ProFund ::	239

risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the price of the Note has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the price of the Note has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the Note’s performance as stated in the Fund objective, before accounting for fees and fund expenses.

Compounding, affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse return of the Note. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) Note’s performance; b) Note’s volatility; c) financing rates associated with leverage; d) other Fund expenses; e) interest paid on the Note; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no interest paid on the Note; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Note.

Performance		Volatility Rate
One Year Note	-100% One Year Note	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Note’s annualized historical volatility rate for the five year period ended September 30, 2009 is 8.29%. The Note’s annualized performance for the five year period ended September 30, 2009 is 5.48%. The Note’s highest one-year volatility rate over the five year period is 12.43%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date.

240	:: Rising Rates Opportunity 10 ProFund ::	TICKERS :: Investor Class RTPIX :: Service Class RTPSX

Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for the Fund. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk — Shareholders should lose money when the Note rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the price movement of the Note.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” by the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers in the underlying index. This would make the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sales Risk — Selling short is a technique that may be employed by the Fund to achieve investment exposure consistent with its investment objective. Short selling involves borrowing a security and then selling it. If the Fund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the Fund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the Fund will incur a negative return (loss) on the transaction. The Fund’s use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may the Fund to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower the Fund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause the Fund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 3/31/2006): 4.20%;

Worst Quarter (ended 12/31/2008): -14.45%.

The Fund’s total return for the nine months ended September 30, 2009, was 3.46%.

FUND NUMBERS :: Investor Class 108 :: Service Class 138 ::	Rising Rates Opportunity 10 ProFund ::	241

Average Annual Total Returns

as of December 31, 2008

	One Year	Since Inception	Inception Date
Investor Class Shares			01/10/05
– Before Taxes	-17.79%	-4.31%
– After Taxes on Distributions	-17.83%	-5.01%
– After Taxes on Distributions and Sale of Shares	-11.57%	-3.97%
Service Class Shares	-18.64%	-5.25%	01/10/05
Barclays Capital Composite U.S. Treasury Index	14.26%	7.10%
10-Year U.S. Treasury Note	22.22%	9.01%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michelle Liu	Since November 2007	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

242	:: Rising Rates Opportunity ProFund ::	TICKERS :: Investor Class RRPIX :: Service Class RRPSX

Important Information About the Fund

Rising Rates Opportunity ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from one and one-quarter times the inverse of the movement of the most recently issued 30-Year U.S. Treasury Bond (“Long Bond”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse leveraged returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged investment results. Shareholders should actively monitor their investments.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily movement of the most recently issued 30-Year U.S. Treasury Bond. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.89%	0.89%

Total Annual Fund Operating Expenses	1.64%	2.64%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$167	$517	$892	$1,944
Service Class	$267	$820	$1,400	$2,973

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in money market instruments and derivatives that ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) believes, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily movement of the Long Bond.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting debt in order to gain inverse leveraged exposure to the Long Bond. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The Index’s movements during the day will affect whether the Fund’s

FUND NUMBERS :: Investor Class 065 :: Service Class 095 ::	Rising Rates Opportunity ProFund ::	243

portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Long Bond has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance times the stated multiple in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than one and one-quarter times the inverse of the movement of the Long Bond. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) the Long Bond’s performance; b) the Long Bond’s volatility; c) financing rates associated with leverage; d) other Fund expenses; e) interest paid on the Long Bond; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no interest paid on the Long Bond; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the one and one-quarter times the inverse performance of the Long Bond; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than one and one-quarter times the performance of the Long Bond.

Performance		Volatility Rate
One Year Long Bond	-125% One Year Long Bond	10%	25%	50%	75%	100%

-60%	75.0%	210.0%	187.9%	121.2%	42.5%	-23.0%

-50%	62.5%	134.5%	117.8%	67.3%	7.8%	-41.7%

-40%	50.0%	86.7%	73.4%	33.2%	-14.1%	-53.6%

-30%	37.5%	54.0%	43.0%	9.9%	-29.2%	-61.7%

-20%	25.0%	30.3%	21.1%	-7.0%	-40.1%	-67.6%

-10%	12.5%	12.5%	4.5%	-19.7%	-48.3%	-72.0%

0%	0.0%	-1.4%	-8.4%	-29.6%	-54.7%	-75.5%

10%	-12.5%	-12.5%	-18.7%	-37.5%	-59.8%	-78.2%

20%	-25.0%	-21.5%	-27.1%	-44.0%	-63.9%	-80.5%

30%	-37.5%	-29.0%	-34.0%	-49.3%	-67.3%	-82.3%

40%	-50.0%	-35.3%	-39.9%	-53.8%	-70.2%	-83.9%

50%	-62.5%	-40.6%	-44.8%	-57.6%	-72.7%	-85.2%

60%	-75.0%	-45.2%	-49.1%	-60.9%	-74.8%	-86.4%

The Long Bond’s annualized historical volatility rate for the five year period ended September 30, 2009 is 14.88%. The Long Bond’s annualized performance for the five year period ended September 30, 2009 is 6.99%. The Long Bond’s highest one-year volatility rate over the five year period is 23.64%.

For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition,

244	:: Rising Rates Opportunity ProFund ::	TICKERS :: Investor Class RRPIX :: Service Class RRPSX

changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high or inverse correlation with its underlying index.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Short Sales Risk — Selling short is a technique that may be employed by the Fund to achieve investment exposure consistent with its investment objective. Short selling involves borrowing a security and then selling it. If the Fund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the Fund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the Fund will incur a negative return (loss) on the transaction. The Fund’s use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may the Fund to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower the Fund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause the Fund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 3/31/2006): 10.25%;

Worst Quarter (ended 12/31/2008): -32.56%.

The Fund’s total return for the nine months ended September 30, 2009, was 20.48%.

FUND NUMBERS :: Investor Class 065 :: Service Class 095 ::	Rising Rates Opportunity ProFund ::	245

Average Annual Total Returns

as of December 31, 2008

	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				05/01/02
– Before Taxes	-37.68%	-11.60%	-12.03%
– After Taxes on Distributions	-37.83%	-12.41%	-12.63%
– After Taxes on Distributions and Sale of Shares	-24.49%	-9.74%	-9.76%
Service Class Shares	-38.30%	-12.49%	-12.84%	05/01/02
Barclays Capital U.S. Treasury: Long-Term Index	25.00%	9.85%	9.77%
30-Year U.S. Treasury Bond (“Long Bond”)	41.84%	12.78%	11.97%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Michelle Liu	Since November 2007	Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

246	:: Rising U.S. Dollar ProFund ::	TICKERS :: Investor Class RDPIX :: Service Class RDPSX

Important Information About the Fund

The Rising U.S. Dollar ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the return of the U.S. Dollar Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the U.S. Dollar Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.95%	0.95%

Total Annual Fund Operating Expenses	1.70%	2.70%

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$173	$536	$923	$2,009
Service Class	$273	$838	$1,430	$3,032

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) believes, in combination, should have similar daily return characteristics as the daily return of the Index. The Index is a geometric trade-weighted average of the U.S. Dollar’s value against a basket of six major world currencies. Those currencies and their weightings are: Euro 57.6%, Japanese Yen 13.6%, British Pound 11.9%, Canadian Dollar 9.1%; Swedish Krona 4.2% and Swiss Franc 3.6%. These weightings are currently fixed. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for investing directly in debt in order to gain leveraged exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be decreased.

FUND NUMBERS :: Investor Class 112 :: Service Class 142 ::	Rising U.S. Dollar ProFund ::	247

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the index performance, before accounting for fees and fund expenses.

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with its underlying index.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

248	:: Rising U.S. Dollar ProFund ::	TICKERS :: Investor Class RDPIX :: Service Class RDPSX

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Tax Risk — As a regulated investment company (“RIC”), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in financial instruments, including forward currency contracts, that, in combination, have daily return characteristics similar to those of the U.S. Dollar Index, or similar to the inverse of such index’s daily return characteristics. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as excluded from constituting qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case the Fund might not qualify as a RIC for one or more years. Please see the Statement of Additional Information for more information on the qualifying income requirement.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 9/30/2008): 8.99%;

Worst Quarter (ended 3/31/2008): -6.09%.

The Fund’s total return for the nine months ended September 30, 2009, was -8.52%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Since Inception	Inception Date
Investor Class Shares			02/17/05
– Before Taxes	4.24%	1.60%
– After Taxes on Distributions	4.24%	0.88%
– After Taxes on Distributions and Sale of Shares	2.77%	0.95%
Service Class Shares	3.19%	0.63%	02/17/05
S&P 500® Index	-36.99%	-5.22%
U.S. Dollar Index	5.98%	-0.70%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Jeffrey Ploshnick	Since February 2001	Senior Portfolio Manager

FUND NUMBERS :: Investor Class 112 :: Service Class 142 ::	Rising U.S. Dollar ProFund ::	249

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

250	:: Falling U.S. Dollar ProFund ::	TICKERS :: Investor Class FDPIX :: Service Class FDPSX

Important Information About the Fund

The Falling U.S. Dollar ProFund (the “Fund”) seeks investment results for a single day only, not for longer periods. This means that the return of the Fund for a period longer than a single trading day will be the result of each day’s returns compounded over the period, which will very likely differ from the inverse of the return of the U.S. Dollar Index® (the “Index”) for that period. In periods of higher market volatility, the volatility of the benchmark may be at least as important to the Fund’s return for the period as the return of the benchmark. The Fund is different from most funds in that it seeks inverse returns and only on a daily basis. The Fund also is riskier than similarly benchmarked funds that do not use leverage. Accordingly, the Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the potential consequences of seeking daily inverse investment results. Shareholders should actively monitor their investments.

Investment Objective

Falling U.S. Dollar ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index. The Fund does not seek to achieve its stated investment objective over a period of time greater than one day.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund (“Shares”).

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.13%	1.13%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.88%	2.88%
Fee Waivers/Reimbursements*	-0.15%	-0.15%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.73%	2.73%

*	ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.73% for Investor Class Shares and 2.73% for Service Class Shares through November 30, 2010. After such date, the expense limitation may be terminated or revised by the Board of Trustees upon recommendation from the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$176	$576	$1,002	$2,189
Service Class	$276	$878	$1,505	$3,194

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund invests in derivatives that ProFund Advisors believes should have similar daily return characteristics as the inverse (opposite) of the daily movement of the Index. The Index is a geometric trade-weighted average of the U.S. Dollar’s value against a basket of six major world currencies. Those currencies and their weightings are: Euro 57.6%, Japanese Yen 13.6%, British Pound 11.9%, Canadian Dollar 9.1%; Swedish Krona 4.2% and Swiss Franc 3.6%. These weightings are currently fixed. Assets of the Fund not invested in derivatives will typically be held in money market instruments.

>

Derivatives — The Fund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. The Fund invests in derivatives as a substitute for directly shorting in debt in order to gain inverse exposure to the Index. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

ProFund Advisors uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity

FUND NUMBERS :: Investor Class 113 :: Service Class 143 ::	Falling U.S. Dollar ProFund ::	251

and mix of investment positions that the Fund should hold to approximate the performance of its benchmark. The Fund may gain exposure to only a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. ProFund Advisors does not invest the assets of the Fund in securities or derivatives based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis (other than in determining counterparty creditworthiness), or forecast stock market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities and/or derivatives that provide exposure to its underlying index without regard to market conditions, trends or direction.

At the close of the markets each trading day, the Fund will seek to position its portfolio so that its exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should fall, meaning that the Fund’s exposure will need to be decreased. Conversely, if the Index has fallen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased.

Principal Risks

You could lose money by investing in the Fund.

Active Investor Risk — A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Risk Associated with the Use of Leverage — The Fund uses investment techniques and derivatives that may be considered aggressive because the Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index.

Correlation and Compounding Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the Index has an extreme one-day move approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the index performance as stated in the Fund objective, before accounting for fees and fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse return of the Index. This effect becomes more pronounced as volatility increases. Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: a) index performance; b) index volatility; c) financing rates associated with leverage; d) other Fund expenses; e) interest paid on securities in the index; and f) period of time. The chart below illustrates the impact of two principal factors — volatility and performance — on Fund performance. The chart shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Assumptions used in the chart include: (a) no interest paid on securities included in the index; (b) no Fund expenses; and (c) borrowing/lending rates (to obtain leverage) of zero percent. If Fund expenses were included, the Fund’s performance would be lower than that shown.

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the Index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return less than the inverse performance of the Index.

Performance		Volatility Rate
One Year Index	-100% One Year Index	10%	25%	50%	75%	100%

-60%	60%	147.5%	134.9%	94.7%	42.4%	-8.0%

-50%	50%	98.0%	87.9%	55.8%	14.0%	-26.4%

-40%	40%	65.0%	56.6%	29.8%	-5.0%	-38.7%

-30%	30%	41.4%	34.2%	11.3%	-18.6%	-47.4%

-20%	20%	23.8%	17.4%	-2.6%	-28.8%	-54.0%

-10%	10%	10.0%	4.4%	-13.5%	-36.7%	-59.1%

0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%

10%	-10%	-10.0%	-14.6%	-29.2%	-48.2%	-66.6%

20%	-20%	-17.5%	-21.7%	-35.1%	-52.5%	-69.3%

30%	-30%	-23.8%	-27.7%	-40.1%	-56.2%	-71.7%

40%	-40%	-29.3%	-32.9%	-44.4%	-59.3%	-73.7%

50%	-50%	-34.0%	-37.4%	-48.1%	-62.0%	-75.5%

60%	-60%	-38.1%	-41.3%	-51.3%	-64.4%	-77.0%

The Index’s annualized historical volatility rate for the five year period ended September 30, 2009 is: 8.68%. The Index’s annualized performance for the five year period ended September 30, 2009 is: -2.58%. The Index’s highest one-year volatility rate over the five year period is 12.95%.

Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. For additional graphs and charts demonstrating the effects of volatility and index performance on the long-term performance of the Fund, see “Principal Risks” in the Fund’s full prospectus and “Special Note Regarding the Correlation Risks of Leveraged Funds” in the Fund’s Statement of Additional Information.

252	:: Falling U.S. Dollar ProFund ::	TICKERS :: Investor Class FDPIX :: Service Class FDPSX

Counterparty Risk — The Fund will be subject to the credit risk (that is, where changes in an issuer’s financial strength or the credit rating of a financial instrument it issues may affect an instrument’s value) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the Fund may decline.

Debt Instrument Risk — The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments falls when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Exposure to Foreign Currency Risk — Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers provides the Fund with increased risk. Various factors related to foreign investments may negatively impact the Index’s performance, such as: i) fluctuations in the value of local foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; and x) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities.

Interest Rate Risk — Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk — Shareholders should lose money when the Index rises — a result that is the opposite from traditional funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or derivatives in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with its underlying index.

Market Risk — The Fund is subject to market risks that will affect the value of its shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers if there is a small number of issuers in the underlying index or if the Advisor determines that doing so is the most efficient means of meeting the Fund’s objective. This makes the performance of the Fund more susceptible to a single economic, political or regulatory event than a diversified fund might be. This risk may be particularly acute when the Fund’s underlying index comprises a small number of stocks or other securities.

Portfolio Turnover Risk — Daily rebalancing of Fund holdings, which is required to keep leverage consistent with a one-day investment objective, will cause a higher level of portfolio transactions than compared to most funds. Additionally, active market trading of Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

Tax Risk — As a regulated investment company (“RIC”), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in financial instruments, including forward currency contracts, that, in combination, have daily return characteristics similar to those of the U.S. Dollar Index, or similar to the inverse of such index’s daily return characteristics. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of

FUND NUMBERS :: Investor Class 113 :: Service Class 143 ::	Falling U.S. Dollar ProFund ::	253

investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as excluded from constituting qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case the Fund might not qualify as a RIC for one or more years. Please see the Statement of Additional Information for more information on the qualifying income requirement.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting profunds.com.

Average annual total returns are shown on a before- and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Shares.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 3/31/2008): 7.02%;

Worst Quarter (ended 9/30/2008): -8.25%.

The Fund’s total return for the nine months ended September 30, 2009, was 5.20%.

Average Annual Total Returns

as of December 31, 2008

	One Year	Since Inception	Inception Date
Investor Class Shares			02/17/05
– Before Taxes	-5.70%	1.58%
– After Taxes on Distributions	-7.52%	0.17%
– After Taxes on Distributions and Sale of Shares	-3.70%	0.65%
Service Class Shares	-6.66%	0.57%	02/17/05
S&P 500® Index	-36.99%	-5.22%
U.S. Dollar Index	5.98%	-0.70%

Management

The Fund is advised by ProFund Advisors and is managed by the following individuals.

Portfolio Manager	Experience with the Advisor	Title with the Advisor
Todd Johnson	Since December 2008	Chief Investment Officer

Howard S. Rubin, CFA	Since April 2000	Director of Portfolio Management

Jeffrey Ploshnick	Since February 2001	Senior Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment for all classes

All account types except Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

Roth, Regular and Spousal IRAs

The minimum initial investment amounts are:

>	$5,000 for discretionary accounts controlled by a financial professional.
>	$15,000 for self-directed accounts controlled directly by investors

The minimum subsequent purchase amount is $100.

You may purchase, redeem or exchange shares of the Fund on any day which the New York Stock Exchange is open for business. You may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (profunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

254	:: Falling U.S. Dollar ProFund ::	TICKERS :: Investor Class FDPIX :: Service Class FDPSX

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

255

ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

256	:: ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

This section contains greater detail on the ProFunds’ principal investment strategies and related risks you face as a shareholder of the ProFunds and also information about how to find out more about the ProFunds’ portfolio holding disclosure policy.

Investment Objectives

Each ProFund offered herein (“ProFund(s)” or “Fund(s)”) is a series of the ProFunds Trust (the “Trust” or “ProFunds”) and is designed to seek daily investment results that, before fees and expenses, correspond to the performance of a daily benchmark, such as the daily price performance, the inverse (opposite) of the daily price performance, a multiple of the daily price performance, or a multiple of the inverse (opposite) of the daily price performance, of an index or security. Ultra ProFunds are designed to correspond to a multiple of the daily performance of an underlying index. Inverse ProFunds are designed to correspond to the inverse of the daily performance or a multiple of the inverse of the daily performance of an underlying index.

Each Fund does not seek to achieve its stated investment objective over a period of time greater than one day. Each Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees, without the approval of Fund shareholders. Each Fund may substitute a different index or security for the index or security underlying its benchmark.

Principal Investment Strategies

In seeking to achieve each Fund’s investment objective, ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) uses a mathematical approach to investing. Using this approach, ProFund Advisors determines the type, quantity and mix of investment positions that a Fund should hold to approximate the performance of its benchmark. The Funds employ investment techniques that ProFund Advisors believes should simulate the movement of their respective benchmarks.

A Fund may hold a representative sample of the securities in the underlying index, which is intended to have aggregate characteristics similar to those of the underlying index. This “sampling” process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the underlying index. In addition, a Fund may obtain exposure to components not included in the underlying index, invest in securities that are not included in the underlying index or overweight or underweight certain components contained in the underlying index.

ProFund Advisors does not invest the assets of the Funds in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends, in managing the assets of the Funds. Each Fund seeks to remain fully invested at all times in securities and/or financial instruments that provide exposure to its underlying index without regard to market conditions, trends or direction. The Funds do not take temporary defensive positions.

At the close of the markets each trading day, each Fund will seek to position its portfolio so that a Fund’s exposure to its benchmark is consistent with the Fund’s investment objective. The impact of the underlying index’s movements during the day will determine whether a Fund’s portfolio needs to be re-positioned.

For example, if the underlying index has risen on a given day, net assets of an Ultra ProFund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the underlying index has fallen on a given day, net assets of an Ultra ProFund should fall, meaning the Fund’s exposure will need to be reduced. Similarly, if the underlying index has risen on a given day, net assets of an Inverse ProFund should fall, meaning that the Fund’s short exposure will need to be reduced. Conversely, if the underlying index has fallen on a given day, net assets of an Inverse ProFund should rise, meaning the Fund’s short exposure will need to be increased.

Strategies Specific to the Ultra ProFunds

Each Ultra ProFund invests in equity securities and/or derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as twice (200%) the daily return of the underlying index. Assets of a Fund not invested in equity securities or derivatives will typically be held in money market instruments.

>	Equity Securities — Each Ultra ProFund invests in common stock issued by public companies.

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Derivatives — Each Ultra ProFund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. A Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leverage exposure to the underlying index or security. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities on an agreed-upon date.

•

Swap Agreements — Two-party contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

All Ultra ProFunds (except UltraBull ProFund and UltraInternational ProFund) are subject to the Securities and Exchange Commission (“SEC”) “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)), each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in equity securities contained in the underlying index and/or financial instruments that, in combination, should have similar economic characteristics.

Strategies Specific to the Inverse ProFunds

The Inverse ProFunds invest in derivatives that ProFund Advisors believes should have similar daily return characteristics as the inverse (opposite) or a multiple of the inverse of the underlying index.

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Derivatives — Each Inverse ProFund invests in derivatives whose value is derived from the value of an underlying asset, interest rate or index. A Fund invests in derivatives as a substitute for directly shorting stocks or debt in order to gain inverse or inverse leveraged exposure to the underlying index or security. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities on an agreed-upon date.

ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings ::	257

•

Swap Agreements — Two-party contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

All Inverse ProFunds (except Bear ProFund, UltraBear ProFund and UltraShort International ProFund) are subject to the SEC “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)), each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in equity securities contained in the underlying index and/or financial instruments that, in combination, should have similar economic characteristics.

Strategies Specific to the Classic ProFunds

Each Classic ProFund invests in equity securities and/or derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as the daily return of the underlying index.

>	Equity Securities — Each Classic ProFund invests in common stock issued by public companies.

>

Derivatives — Each Classic ProFund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. A Fund invests in derivatives as a substitute for investing directly in stocks in order to gain leverage exposure to the underlying index or security. Derivatives include:

•	Futures Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities on an agreed-upon date.

•

Swap Agreements — Two-party contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

All Classic ProFunds (except Bull ProFund) are subject to the SEC “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)), each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in equity securities contained in the underlying index and/or financial instruments that, in combination, should have similar economic characteristics.

Strategies Specific to the Non-Equity ProFunds

Each Non-Equity ProFund invests in money market instruments and derivatives that ProFund Advisors believes, in combination, should have similar daily return characteristics as an underlying index or security, as a multiple of an underlying index or security, or as the inverse (opposite) or a multiple of the inverse of an underlying index or security.

>	Money Market Instruments — Each Non-Equity ProFund invests in short-term cash instruments that have terms to maturity of less than 397 days and exhibit high quality credit profiles.

>

Derivatives — Each Non-Equity ProFund invests in financial instruments whose value is derived from the value of an underlying asset, interest rate or index. A Fund invests in derivatives as a substitute for investing in or shorting debt in order to gain leveraged or inverse leveraged exposure to the underlying index or security. Derivatives include:

•	Future Contracts — Contracts that pay a fixed price for an agreed-upon amount of securities, or the cash value of the securities, on an agreed-upon date.

•

Swap Agreements — Contracts entered into primarily with institutional investors for a specified period ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

All Non-Equity ProFunds (except Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) are subject to the SEC “names rule” (Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)), each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in debt securities contained in the underlying index and/or financial instruments that, in combination, should have similar economic characteristics.

Principal Risks of Leveraged and Inverse Leveraged Funds and the Impact of Compounding

Like all investments, investing in the ProFunds entails risks. This section discusses the risk of leverage, and explains what factors impact the performance of leveraged and inverse leveraged Funds with single day investment objective.

Risk Associated with the Use of Leverage (All ProFunds, except Classic ProFunds)

The ProFunds use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indexes, forward contracts, swap agreements, and similar instruments. The ProFunds’ investments in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Such instruments, particularly when used to create leverage, may expose the ProFunds to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques also exposes a ProFund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying a ProFund’s benchmark, including: 1) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 2) the risk that an instrument is temporarily mispriced; 3) credit, counterparty or documentation risk on the amount each ProFund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move

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adversely and a ProFund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a ProFund’s position in a particular instrument when desired.

Correlation and Compounding Risk (All ProFunds).

A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs and risks associated with the use of leveraged investment techniques, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which a Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder a Fund’s ability to meet its daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Some Funds are “leveraged” funds in the sense that they have investment objectives to match a multiple or a multiple of the inverse of the performance of an index on a given day. Such Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds’ having a single day investment objective in combination with use of leverage, which is that for periods greater than one day, the effect of compounding may cause the performance of a Fund to be either greater than or less than the index performance (or the inverse of the index performance) times the stated multiple in the Fund objective, as applicable, before accounting for fees and fund expenses.

Understanding Long-Term Performance of Daily Objective Leveraged Funds — the Impact of Compounding

ProFunds are designed to provide leveraged (e.g. 125%, 150% or 200%), inverse (e.g. -100%) or inverse leveraged (e.g. -125% or -200%) results on a daily basis (before fees and expenses). The Funds, however, are unlikely to provide a simple multiple (e.g., 2x, -2x) of an index’s performance over periods longer than one day.

•	Why?

The hypothetical example below illustrates how daily leveraged and short fund returns can behave for periods longer than one day.

Take a hypothetical fund XYZ that seeks to double the daily performance of index XYZ. On each day, fund XYZ performs in line with its objective (200% of the index’s daily performance before fees and expenses). Notice that over the entire five-day period, the fund’s total return is considerably less than double that of the period return of the index. For the five-day period, index XYZ gained 5.1% while fund XYZ gained 9.8% (vs. 2x 5.1% or 10.2%). In other scenarios, the return of a daily rebalanced fund could be greater than triple the index’s return.

	INDEX XYZ		FUND XYZ
	Level	Daily Performance	Daily Performance	Net Asset Value
Start	100.0			$100.00
Day 1	103.0	3.0%	6.0%	$106.00
Day 2	99.9	-3.0%	-6.0%	$99.64
Day 3	103.9	4.0%	8.0%	$107.61
Day 4	101.3	-2.5%	-5.0%	$102.23
Day 5	105.1	3.7%	7.4%	$109.80
Total Return	5.1%		9.8%

•	Why does this happen?

This effect is caused by compounding, which exists in all investments, but has a more significant impact in a leveraged fund. In general, during periods of higher index volatility, compounding will cause longer term results to be less than two times (or minus two times) the return of the index. This effect becomes more pronounced as volatility increases. Conversely, in periods of lower index volatility, fund returns over longer periods can be higher than two times (or minus two times) the return of the index. Actual results for a particular period, before fees and expenses, are also dependent on the magnitude of the index return in addition to the index volatility. Similar effects exist for Inverse ProFunds. Please see the Statement of Additional Information (“SAI”) for additional details.

The graphs that follow illustrate this point. Each of the graphs shows a simulated hypothetical one year performance of an index compared with the performance of a fund that perfectly achieves its investment objective. The graphs demonstrate that, for periods greater than one day, a leveraged fund is likely to underperform or over-perform (but not match) the index performance (or the inverse of the index performance) times the stated multiple in the fund objective. Investors should understand the consequences of holding daily rebalanced funds for periods longer than a single day and should actively monitor their investments. A one year period is used for illustrative purposes only. Deviations from the index return times the fund multiple can occur over periods as short as two days.

For Ultra and UltraShort Inverse ProFunds

To isolate the impact of leverage, these graphs assume a) no dividends paid by the companies included in the index; b) no fund expenses; and c) borrowing/lending rates (to obtain required leverage) of zero percent. If these costs and expenses were included, the fund’s performance would be lower than that shown. Each of the graphs also assumes a volatility rate of 25%, which is an approximate average of the five-year historical annualized volatility rate of the S&P 500® Index, S&P MidCap 400TM Index, Russell 2000® Index, NASDAQ-100® Index and Dow Jones Industrial AverageTM. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the index. Some Funds are benchmarked to different indexes that have different historical volatility rates; certain of the Funds’ historical volatility rates are substantially in excess of 25%.

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The graphs below show scenarios where each of the indexes is flat or trendless (i.e., begins and ends the year at 0%) over the year, but the Ultra ProFund is down less than double or one and one-quarter times or one and one-half times the respective index and the UltraShort ProFund is up more than double or one and one-quarter times or one and one-half times the respective index.

One-Year Simulation: Index Flat (0%)

(Annualized Index Volatility 25%)

One-Year Simulation; Index Flat (0%)

(Annualized Index Volatility 25%)

One-Year Simulation; Index Flat (0%)

(Annualized Index Volatility 25%)

The graphs below show scenarios where each of the indexes is up over the year, but the Ultra ProFund is up less than double or one and one-quarter times or one and one-half times the respective index and the UltraShort ProFund is down more than double or one and one-quarter times the inverse of the index.

One-Year Simulation: Index Up (15%)

(Annualized Index Volatility 25%)

One-Year Simulation; Index Up 15%

(Annualized Index Volatility 25%)

One-Year Simulation; Index Up 15%

(Annualized Index Volatility 25%)

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The graphs below show scenarios where each of the indexes is down over the year, the Ultra ProFund is down more than double or one and one-quarter times or one and one-half times the respective index, and the UltraShort ProFund is up less than double or one and one-quarter times the respective index.

One-Year Simulation: Index Down (15%)

(Annualized Index Volatility 25%)

One-Year Simulation; Index Down 15%

(Annualized Index Volatility 25%)

One-Year Simulation; Index Down 15%

(Annualized Index Volatility 25%)

Index	Historical Annualized Volatility Rate for the Five Year Period Ended September 30, 2009
NASDAQ-100® Index	25.64%
Dow Jones Industrial AverageSM	21.94%
S&P 500® Index	23.91%
S&P MidCap 400™ Index	26.34%
Dow Jones U.S. BanksSM Index	51.09%
Dow Jones U.S. Basic MaterialsSM Index	35.15%
Dow Jones U.S. BiotechnologySM Index	22.82%
Dow Jones U.S. Consumer GoodsSM Index	7.81%
Dow Jones U.S. Consumer ServicesSM Index	23.30%
Dow Jones U.S. FinancialsSM Index	42.11%
Dow Jones U.S. Health CareSM Index	18.60%
Dow Jones U.S. IndustrialsSM Index	25.40%
Dow Jones U.S. Internet CompositeSM Index	29.56%
Dow Jones U.S. Mobile TelecommunicationsSM Index	43.12%
Dow Jones U.S. Oil & GasSM Index	35.30%
Dow Jones U.S. Oil Equipment, Services & DistributionSM Index	42.81%
Dow Jones U.S. PharmaceuticalsSM Index	19.38%
Dow Jones Precious MetalsSM Index	44.71%
Dow Jones U.S. Real EstateSM Index	17.15%
Dow Jones U.S. SemiconductorsSM Index	31.84%
Dow Jones U.S. TechnologySM Index	25.46%
Dow Jones U.S. TelecommunicationsSM Index	26.45%
Dow Jones U.S. UtilitiesSM Index	22.32%
The Bank of New York China Select ADR Index	38.32%
The Bank of New York Mellon Emerging Markets 50 ADR Index	38.34%
The Bank of New York Mellon Latin America 35 ADR Index	43.71%
Russell 2000® Index	29.60%
Nikkei 225 Stock Average	27.65%
MSCI EAFE Index	21.56%
Long Bond	14.88%
10-Year U.S. Treasury Note	8.29%
U.S. Dollar Index	8.68%

For additional details about fund performance over periods longer than one day in the Ultra, UltraShort and Short ProFunds, please see the SAI.

•	What it means to you

Daily objective leveraged funds, if used properly and in conjunction with the investor’s view on the future direction and volatility of the markets, can be useful tools for investors who want to manage their exposure to various markets and market segments and who are willing to monitor and/or periodically rebalance their portfolios. But investors considering these funds should understand that they are designed to provide a positive or negative multiple of an index on a daily basis and not for greater periods of time. As a result, fund returns will not likely be a simple multiple (e.g., 2x, -2x) of an index’s return for time periods longer than one day.

Additionally, investors should recognize that the degree of volatility of the underlying index can have a dramatic effect on a fund’s longer-term performance. The greater the volatility, given a particular index return, the greater the downside deviation will be of a fund’s longer-term performance from a simple multiple (e.g., 2x, -2x) of its index’s longer-term return. As shown in the first example, it is even possible that a fund may move in opposite direction as the index.

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Other Principal Risks

In addition to the risks noted above, many other factors may also affect the value of an investment in a Fund. A Fund’s net asset value will change daily based on the performance of the benchmark index which in turn is affected by variations in market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of securities in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers.

The factors most likely to have a significant impact on a Fund’s portfolio are called “principal risks.” The principal risks for each Fund are noted in each Fund description and described below. Some risks apply to all Funds, while others are specific to the investment strategies of certain Funds, as indicated below. The SAI contains additional information about the Funds, their investment strategies and related risks. Each Fund may be subject to risks in addition to those identified as principal risks.

Active Investor Risk (All ProFunds) ProFund Advisors expects a significant portion of the assets invested in the ProFunds to come from professional money managers and investors who use ProFunds as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In addition, large movements of assets into and out of the ProFunds may have a negative impact on a ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Concentration Risk (All ProFunds, except Non-Equity ProFunds) Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments. In addition, particularly with respect to the UltraSector ProFunds, a Fund may have significant exposure to an individual company that constitutes a significant portion of that Fund’s benchmark index. Such a Fund will be more susceptible to the risks associated with that specific company, which may be different from the risks generally associated with the companies contained in the index. Each ProFund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the index or security underlying its benchmark, and as permitted by applicable regulatory guidance.

Counterparty Risk (All ProFunds) A ProFund will be subject to credit risk, as discussed below, with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in a Fund may decline. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, or may obtain only limited recovery or may obtain no recovery in such circumstances. ProFunds typically enter into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors to be of comparable quality.

Debt Instrument Risk (Non-Equity ProFunds) Each ProFund may invest in debt instruments, and the Non-Equity ProFunds primarily invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors affecting debt securities. Typically, the value of outstanding debt instruments falls when interest rates rise. The values of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. Rising Rates Opportunity and Rising Rates Opportunity 10 ProFunds are inversely correlated to bond prices and will typically respond differently to the above factors than would a Fund positively correlated to bond prices such as U.S. Government Plus ProFund.

Early Close/Late Close/Trading Halt Risk (All ProFunds) An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in a ProFund being unable to buy or sell certain securities or derivatives. In such circumstances, a ProFund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Equity and Market Risk (Classic, Ultra, Inverse, UltraSector and Inverse Sector ProFunds). The equity markets are volatile, and the value of securities, futures, options contracts, and other instruments correlated with the equity markets may fluctuate dramatically from day to day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

Exposure to Foreign Currency Risk (Europe 30, UltraInternational, UltraEmerging Markets, UltraLatin America, UltraChina, UltraJapan, UltraShort International, UltraShort Emerging Markets, UltraShort Latin America, UltraShort China, UltraShort Japan, Precious Metals UltraSector, Short Precious Metals, Rising U.S. Dollar and Falling U.S. Dollar ProFunds) Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or shares of foreign issuers traded on U.S. exchanges is subject to foreign currency risk.

Exposure to Foreign Investments Risk (Europe 30, UltraInternational, UltraEmerging Markets, UltraLatin America,

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UltraChina, UltraJapan, UltraShort International, UltraShort Emerging Markets, UltraShort Latin America, UltraShort China, UltraShort Japan, Precious Metals UltraSector, Short Precious Metals, Rising U.S. Dollar and Falling U.S. Dollar ProFunds) Certain of the Funds may invest in securities of foreign issuers or other investments that provide a Fund with exposure to foreign issuers (collectively, “foreign investments”). Certain factors related to foreign investments may prevent a Fund from achieving its goals. These factors include the effect of (i) fluctuations in the value of the local currency versus the U.S. dollar and the uncertainty associated with the cost of converting between various currencies, particularly when currency hedging techniques are unavailable; (ii) differences in settlement practices, as compared to U.S. investments, or delayed settlements in some foreign markets; (iii) the uncertainty associated with evidence of ownership of investments in many foreign countries, which may lack the centralized custodial services and rigorous proofs of ownership required by many U.S. investments; (iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; (v) brokerage commissions and fees and other investment related costs that may be higher than those applicable to U.S. investments; (vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; (vii) taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; and (viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a given country. In addition, markets for foreign investments are usually less liquid, more volatile and significantly smaller than markets for U.S. securities, which may affect, among other things, a Fund’s ability to purchase or sell foreign investments at appropriate times.

A Fund’s ability to achieve its investment objectives also may be affected by factors related to its ability to obtain information about foreign investments. In many foreign countries, there is less publicly available information about issuers than is available in reports about U.S. issuers. Markets for foreign investments are usually not subject to the degree of government supervision and regulation that exists for U.S. investments. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Furthermore, the issuers of foreign investments may be closely controlled by a small number of families, institutional investors or foreign governments whose investment decisions might be difficult to predict. To the extent a Fund’s assets are exposed to contractual and other legal obligations in a foreign country, e.g., swap agreements with foreign counterparties, these factors may affect the Fund’s ability to achieve its investment objectives. A Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. In some countries, information about decisions of the judiciary, other government branches, regulatory agencies and tax authorities may be less transparent than decisions by comparable institutions in the U.S., particularly in countries that are politically dominated by a single party or individual. Moreover, enforcement of such decisions may be inconsistent or uncertain.

Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case for U.S. securities. These factors include the effect of (i) expropriation, nationalization or confiscatory taxation of foreign investments; (ii) changes in credit conditions related to foreign counterparties, including foreign governments and foreign financial institutions;

(iii) trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures; and (iv) increased correlation between the value of foreign investments and changes in the commodities markets. To the extent a Fund focuses its investments on a particular country or region, the Fund’s ability to meet its investment objectives may be especially subject to factors and developments related to such country or region. In addition, a Fund’s investments in foreign investments that are related to developing (or “emerging market”) countries may be particularly volatile due to the aforementioned factors.

Special Considerations About Emerging Market Countries (UltraEmerging Markets ProFund and UltraShort Emerging Markets ProFund) — The performance of UltraEmerging Markets ProFund and UltraShort Emerging Markets ProFund will be affected by the political, social and economic conditions in emerging markets countries and subject to the related risks.

Political and Social Risk — Some governments in emerging market countries are authoritarian in nature or have been installed or removed as a result of military coups, and some governments have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Unanticipated political or social developments may result in sudden and significant investment losses. Also, investing in emerging market countries involves a great risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital invested by certain emerging market countries.

Economic Risk — Some emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation, while others have experienced economic recessions causing a negative effect on the economies and securities markets of such emerging countries. Further, economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, may be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values, and may suffer from extreme and volatile debt burdens or inflation rates.

Geographic Concentration Risk (Europe 30, UltraLatin America, UltraChina, UltraJapan, UltraShort Latin America, UltraShort China and UltraShort Japan) Certain Funds that focus their investments in companies economically tied to particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, Funds that focus their investments in companies economically tied to a particular geographic region or country may be more volatile than a more geographically diversified Fund.

Special Considerations About Latin America (UltraLatin America ProFund and UltraShort Latin America ProFund) — The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. In addition, commodities, such as oil, gas and minerals, represent a significant percentage of the region’s exports and many economies in this

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region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. Also, some countries in Central and South America have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other concerns. These situations may cause uncertainty in the markets of these counties and may adversely affect the performance of their economies.

Special Considerations About China (UltraChina ProFund and UltraShort China ProFund) — The performance of UltraChina ProFund and UltraShort China ProFund will be affected by the political, social and economic conditions in China and subject to the related risks.

Political and Social Risk — The Chinese government is authoritarian and has periodically used force to suppress civil dissent. Disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. In addition, China continues to experience disagreements related to integration with Hong Kong and religious and nationalist disputes with Tibet. Unanticipated political or social developments may result in sudden and significant investment losses. China has strained international relations with Taiwan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. Relations between China and Tibet are also strained and have been marked by protests and violence. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

Economic Risk — The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. But there can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, heavy regulation of investment and industry is still pervasive and the Chinese government may restrict foreign ownership of Chinese corporations and repatriation of assets. The Chinese economy has grown rapidly during the past several years and there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy and China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Further, export growth continues to be a major driver of China’s rapid economic growth. To increase exports, China has pursued policies such as liberalizing trading rights and encouraging foreign companies to conduct manufacturing and assembly operations in China. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the companies in which the Fund invests.

Special Considerations About Japan (UltraJapan ProFund and UltraShort Japan ProFund) — The performance of UltraJapan ProFund and UltraShort Japan ProFund will be affected by the political, social and economic conditions in Japan and subject to the related risks.

Political and Social Risk — Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese Government has shown concern over the increased nuclear and military activity by North Korea. These strained relations may cause uncertainly in the Japanese markets and adversely affect the overall Japanese economy in times of crises. Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments.

Economic Risk — The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures and rising commodity prices. Japanese economic growth has been dependent on the U.S. and Chinese economies, with trade increasing with China. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure and large government deficits. The Japanese Yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Japan also has an aging workforce that is undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility and flexibility. Further, economic events in the Southeast Asian area also can have significant economic effects on the entire Asian region including Japan. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions.

Growth Investing Risk (Large-Cap Growth, Mid-Cap Growth, Small-Cap Growth, UltraLatin America and UltraShort Latin America ProFunds) An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuers.

Industry Sector Risk

•

Banking Industry Risk (Banks UltraSector ProFund) The Funds is subject to risks faced by companies in the banking economic sector, including: extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to

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increases in interest rates or loan losses (which usually increase in economic downturns, which could lead to insolvency or other negative consequences); severe price competition; and increased inter-industry consolidation and competition. Further, stocks in the underlying index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Basic Materials Industry Risk (Basic Materials UltraSector ProFund) The Fund is subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the underlying index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Biotechnology Industry Risk (Biotechnology UltraSector ProFund) The Fund is subject to risks faced by companies in the biotechnology economic sector, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the underlying index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

•

Consumer Goods Industry Risk (Consumer Goods UltraSector ProFund) The Fund is subject to risks faced by companies in the consumer goods economic sector, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; tobacco companies may be adversely affected by new laws or by litigation; securities prices and profitability of food, soft drink and fashion related products might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand; and because food and beverage companies may derive a substantial portion of their net income from foreign countries, they may be impacted by international events. Further, stocks in the underlying index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Consumer Services Industry Risk (Consumer Services UltraSector ProFund) The Fund is subject to risks faced by companies in the consumer services industry, including: securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes can affect the success of consumer products. Further, stocks in the underlying index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Energy Industry Risk (Oil & Gas UltraSector and Short Oil & Gas ProFunds) The Funds are subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic condition; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the underlying index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Financial Services Industry Risk (Financials UltraSector ProFund) The Fund is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; banks and insurance companies may be subject to serve price competition; and newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the underlying index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Health Care Industry Risk (Health Care UltraSector ProFund) The Fund is subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets and financial resources of personnel. Further, stocks in the underlying index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Industrial Sector Risk (Industrials UltraSector ProFund) The Fund is also subject to risks faced by companies in the industrial economic sector, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the underlying index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Internet Industry Risk (Internet UltraSector ProFund) The Fund is subject to risks faced by companies in the internet economic sector, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the underlying index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Mobile Telecommunications Industry Risk (Mobile Telecommunications UltraSector ProFund) The Fund is subject to risks faced by companies in the wireless communications economic sector, including: dramatic securities price fluctuations due to both federal and state regulations governing rates of return and services that may be offered; fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors; recent industry consolidation trends that may lead to increased regulation in primary markets; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the underlying index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Oil Equipment, Services and Distribution Industry Risk (Oil Equipment, Services & Distribution ProFund) The Fund is subject to the risks faced by companies in the oil drilling equipment and services economic sector, including: effects on profitability from changes in worldwide oil exploration and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where oil companies are located or do business; lower demand for oil-related products due to changes in consumer demands, warmer winters and energy efficiency; and risk for environmental damage claims. Further, stocks in the underlying index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Pharmaceuticals Industry Risk (Pharmaceuticals UltraSector ProFund) The Fund is subject to the risks faced by companies in the pharmaceuticals economic sector, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharma-

ceutical companies are located or do business. Further, stocks in the underlying index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Precious Metals Industry Risk (Precious Metals UltraSector and Short Precious Metals ProFunds) The Funds are subject to risks faced by companies in the gold, silver and platinum mining economic sector, including: the wide fluctuations in prices of precious metals due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; and the illiquidity of certain of the securities represented in the underlying index, which any limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expense. Further, stocks in the underlying index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Real Estate Industry Risk (Real Estate UltraSector and Short Real Estate ProFunds) The Funds are subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a real estate investment trust (“REIT”) that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the underlying index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Semiconductors Industry Risk (Semiconductor UltraSector ProFund) The Fund is subject to risks faced by companies in the semiconductor industry, including: intense competition, both domestically an internationally, including competition from subsidized foreign competitors with lower production costs; securities prices may fluctuate widely due to risks to rapid obsolescence of products; economic performance of the customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the underlying index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Technology Industry Risk (Technology UltraSector ProFund) The Fund is subject to risks faced by companies in the technology economic sector, including: intense competition, both domestically and internationally; limited product lines, markets, financial resources or personnel; product obsolescence due to rapid technological developments and

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frequent new product introduction; dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel; loss of key personnel who may pose competitive concerns; and heavy dependence on patent and intellectual property rights, with profitability affected by loss or impairment of these rights. Further, stocks in the underlying index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Telecommunications Industry Risk (Telecommunications UltraSector ProFund) The Fund is subject to risks faced by companies in the telecommunications economic sector, including: a telecommunications market characterized various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technologies; and technological innovations may make various products and services obsolete. Further, stocks in the underlying index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

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Utilities Industry Risk (Utilities UltraSector ProFund) The Fund is subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the underlying index may underperform fixed income investments and stock market indexes that track other markets, segments and sectors.

Interest Rate Risk (Non-Equity ProFunds) Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for Rising Rates Opportunity and Rising Rates Opportunity 10 ProFunds. The value of securities with longer maturities may fluctuate more in response to interest rate changes than the value of securities with shorter maturities.

Inverse Correlation Risk (Inverse ProFunds, Inverse Sector ProFunds, Rising Rates Opportunity 10, Rising Rates Opportunity and Falling U.S. Dollar ProFunds) Shareholders should lose money when the index underlying a Fund’s benchmark rises — a result that is the opposite from results of investing in traditional equity or bond funds.

Liquidity Risk (All ProFunds) In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds invest, a ProFund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Such a situation may prevent a ProFund from limiting losses, realizing gains, or from achieving a high (or inverse) correlation with the Fund’s underlying benchmark index or security.

Market Risk (Non-Equity ProFunds) A Non-Equity ProFund is subject to market risks that will affect the value of their shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that have an impact on specific economic sectors, industries or segments of the market. Investors in the Rising Rates opportunity ProFund and Rising Rates Opportunity 10 ProFund, should normally lose value on days when the index or security underlying such a Fund’s benchmark declines (adverse market conditions for these ProFunds). Investors in the Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund should lose value on days when the index or security underlying such a Fund’s benchmark increases (adverse market conditions for these ProFunds).

Non-Diversification Risk (All ProFunds) Each ProFund is classified as non-diversified and has the ability to concentrate a relatively high percentage of its investments in the securities of a small number of issuers. This makes the performance of a ProFund more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund whose index underlying its benchmark comprises a small number of stocks or other securities.

Portfolio Turnover Risk (All ProFunds) A Fund’s strategy may involve high portfolio turnover to rebalance the Fund’s investment exposure. A high level of portfolio turnover may have a negative impact on performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Short Sales Risk (Rising Rates Opportunity 10 and Rising Rates Opportunity ProFunds) Selling short is a technique that may be employed by a ProFund to achieve investment exposure consistent with its investment objective. Short selling involves borrowing a security and then selling it. If a ProFund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund will incur a negative return (loss) on the transaction. A ProFund’s use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a ProFund to lose money. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions and may lower a ProFund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

Small- and Mid-Cap Company Investment Risk (Small-Cap, Small-Cap Value, Small-Cap Growth, UltraSmall-Cap, Short Small-Cap, UltraShort Small-Cap, Mid-Cap, Mid-Cap Value, Mid-Cap Growth, UltraChina, UltraInternational, UltraLatin America, UltraShort China, UltraShort International, UltraShort Latin America, UltraMid-Cap, UltraShort Mid-Cap, UltraEmerging Markets and UltraShort Emerging Markets ProFunds) The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources and may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of large companies. Further, stocks of small- and mid-cap

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companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

Technology Investment Risk (NASDAQ-100, UltraNASDAQ-100, Short NASDAQ-100, UltraShort NASDAQ-100, Health Care, Internet, Semiconductor and Technology UltraSector ProFunds) Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation, and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Valuation Time Risk (UltraInternational, UltraJapan, UltraShort Japan and UltraShort International ProFunds) The Funds subject to valuation time risk value their portfolios at 4:00 p.m. (Eastern Time). In certain cases, foreign securities markets close before such time or may not be open for business on the same calendar days as the Funds. As a result, the daily performance of a Fund that tracks a foreign market index may vary from the performance of that index.

Value Investing Risk (Large-Cap Value, Mid-Cap Value and Small-Cap Value ProFunds) Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued by the Advisor may actually be appropriately priced or overvalued. “Value” stocks can react differently to issuer, political, market and economic developments than the market as a whole.

Tax Risk (Rising U.S. Dollar and Falling U.S. Dollar ProFunds) As a regulated investment company (“RIC”), each Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Falling and Rising U.S. Dollar ProFunds currently intends to take positions in financial instruments, including forward currency contracts, that, in combination, have daily return characteristics similar to those of the U.S. Dollar Index, or similar to the inverse of such index’s daily return characteristics. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Falling or Rising U.S. Dollar ProFund’s foreign currency-denominated positions as excluded from constituting qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case the Falling or Rising U.S. Dollar ProFund might not qualify as a RIC for one or more years. Please see the Statement of Additional Information for more information on the qualifying income requirement.

Additional Securities, Instruments, and Strategies

This section describes additional securities, instruments and strategies that may be utilized by a ProFund which are not principal investment strategies of a ProFund unless otherwise noted in the ProFund’s description of principal strategies.

>	Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and New York Shares (“NYSs”).

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ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

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GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

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A NYS is a share of New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and a part to be outstanding in the home market. It is issued by a U.S. transfer agent and registrar on behalf of the company and created against the cancellation of the local share by the local registrar. One NYS is always equal to one ordinary share. NYS programs are typically managed by the same banks that manage ADRs, as the mechanics of the instruments are very similar. NYSs are used primarily by Dutch companies.

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Forwards Contracts are two-party contracts where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument is entered into with dealers or financial institutions at a set price, with delivery and settlement at a specified future date. Forward contracts may also be structured for cash settlement, rather than physical delivery.

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Investments in Other Investment Companies may be utilized by each Fund, including investments in exchange-traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC. If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations. Because most exchange-traded funds are investment companies, absent exemptive relief, investment in such funds generally would be limited under applicable federal statutory provisions. Those provisions restrict a fund’s investment

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in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. A Fund may invest in certain exchange-traded funds in excess of the statutory limit in reliance on an exemptive order issued to those entities and pursuant to procedures approved by the Board provided that it complies with the conditions of the exemptive relief, as they may be amended, and any other applicable investment limitations.

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Leveraged Investment Techniques Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a Fund. A Fund may also use particular leveraged investment techniques as part of a strategy designed to reduce, or “hedge,” exposure to other risks. For example, a Fund may use various strategies designed to limit the risk of price fluctuations of its portfolio and to preserve capital, which may include purchasing securities with respect to which the Fund has taken a short position. See Short Sales and Short Sales Risk. Additional leveraged investment techniques may include the use by Inverse and Inverse Sector ProFunds of direct investment in equity securities or the use by a Fund of a customized basket of securities that do not necessarily include any of the securities contained in the underlying index. Note, however, that use of hedging techniques may involve additional costs and risks to a Fund. For example, the successful use of hedging techniques may be adversely affected by imperfect correlation between movements in the price of the securities purchased to hedge and the securities being sold short.

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Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. government securities, securities issued by governments of other developed countries and repurchase agreements.

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Options on Securities and Stock Indices and Investments Covering such Positions Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. A call option gives one the right to buy a security at an agreed-upon price on or before a certain date. A put option gives one the right to sell a security at an agreed-upon price on or before a certain date.

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Repurchase Agreements are contracts in which the seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the ProFunds as a short-term investment vehicle for cash positions.

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Reverse Repurchase Agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage.

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Short Sales The Rising Rates Opportunity 10 and Rising Rates Opportunity ProFund also may engage in short transactions with respect to equity securities (including shares of exchange-traded funds) to the extent permitted by the 1940 Act. A short sale is a transaction in which a Fund sells a security it does not own in application that the market price of that security will decline. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives or interest which accrues on the security during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short positions is closed out. A Fund also will incur transaction costs in effecting short sales.

The Non-Equity ProFunds also may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short. Whenever a Fund engages in short sales, it earmarks or segregates cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked to market daily.

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Structured Notes are debt obligations which may include components such as swaps, forwards, options, caps or floors which change their return patterns. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

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U.S. Government Securities are issued by the U.S. government or by one of its agencies or instrumentalities. Some, but not all, U.S. government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

Underlying Indexes

The ProFunds have entered into licensing agreements for the use of the indexes underlying their benchmarks (each, an “Index”). Descriptions of the indexes currently underlying the ProFunds’ benchmarks are set forth below.

The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P 500 Index included companies with capitalizations between $1.1 billion and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $19.6 billion.

The S&P MidCap 400 Index is a measure of mid-cap company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by the S&P U.S. Index Committee through a non-mechanical process that

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factors in criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of September 30, 2009, the S&P MidCap 400 Index included companies with capitalizations between $344.8 million and $7.0 billion. The average capitalization of the companies comprising the Index was approximately $2.2 billion.

The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index, or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index; however, new issue securities meeting other membership requirements may be added on a quarterly basis. As of September 30, 2009, the Russell 2000 Index included companies with capitalizations between $15.0 million and $3.5 billion. The average capitalization of the companies comprising the Index was approximately $538.3 million.

The NASDAQ-100 Index includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion, companies cannot be in bankruptcy proceedings and must meet certain additional criteria, including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis. As of September 30, 2009, the NASDAQ-100 Index included companies with capitalizations between $2.5 billion and $230.6 billion. The average capitalization of the companies comprising the Index was approximately $21.2 billion.

The Dow Jones Industrial Average (“DJIA”) is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria; however, components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, be of interest to a large number of investors and accurately represent the sectors covered by the average. The DJIA is not limited to traditionally defined industrial stocks; instead, the Index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates the replacement of one component, the entire index is reviewed. As of September 30, 2009, the DJIA included companies with capitalizations between $12.7 billion and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $109.0 billion.

The S&P 500/Citigroup Value Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. As of September 30, 2009, the S&P 500/Citigroup Value Index included companies with capitalizations between

$1.1 billion and $189.3 billion. The average capitalization of the companies comprising the Index was approximately $17.6 billion.

The S&P 500/Citigroup Growth Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. As of September 30, 2009, the S&P 500/Citigroup Growth Index included companies with capitalizations between $1.4 billion and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $22.1 billion.

The S&P MidCap 400/Citigroup Value Index is designed to provide a comprehensive measure of mid-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the value end of the growth-value spectrum. As of September 30, 2009, the S&P MidCap 400/Citigroup Value Index included companies with capitalizations between $344.8 million and $6.9 billion. The average capitalization of the companies comprising the Index was approximately $2.1 billion.

The S&P MidCap 400/Citigroup Growth Index is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the growth end of the growth-value spectrum. As of September 30, 2009, the S&P MidCap 400/Citigroup Growth Index included companies with capitalizations between $401.0 million and $7.0 billion. The average capitalization of the companies comprising the Index was approximately $2.4 billion.

The S&P SmallCap 600/Citigroup Value Index is designed to provide a comprehensive measure of small-cap U.S. equity “value” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the value end of the growth-value spectrum. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of September 30, 2009, the S&P SmallCap 600/Citigroup Value Index included companies with capitalizations between $45.6 million and $2.6 billion. The average capitalization of the companies comprising the Index was approximately $651.9 million.

The S&P SmallCap 600/Citigroup Growth Index is designed to provide a comprehensive measure of small-cap U.S. equity “growth” performance. It is an unmanaged float-adjusted market capitalization weighted index comprising stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the growth end of the growth-value spectrum. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in

270	:: ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

the index by an S&P committee through a non-mechanical process that factors in criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of September 30, 2009, the S&P SmallCap 600/Citigroup Growth Index included companies with capitalizations between $34.0 million and $3.2 billion. The average capitalization of the companies comprising the Index was approximately $751.8 million.

The Bank of New York Mellon Latin America 35 ADR Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies that have their primary equity listing on a stock exchange of a Latin American country and that also have Depositary Receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of the date of this Prospectus, the Index consists of the following Latin American countries: Argentina, Brazil, Chile, Colombia, Mexico and Peru. As of September 30, 2009, the Bank of New York Mellon Latin America 35 ADR Index included companies with capitalizations between $3.9 billion and $47.0 billion. The average capitalization of the companies comprising the Index was approximately $13.1 billion.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of September 2009, the MSCI EAFE Index consisted of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of September 30, 2009, the MSCI EAFE Index included companies with capitalizations between $405.9 million and $198.2 billion. The average capitalization of the companies comprising the Index was approximately $10.2 billion.

The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of September 30, 2009, the ProFunds Europe 30 Index included companies with capitalizations between $1.7 billion and $262.9 billion. The average capitalization of the companies comprising the Index was approximately $81.1 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The Bank of New York Mellon Emerging Markets 50 ADR Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index, which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by

The Bank of New York Mellon. The Index currently consists of the following emerging market countries: Brazil, Korea, Mexico, Taiwan, China, South Africa, India, Israel, Russia, Indonesia and Argentina. As of September 30, 2009, The Bank of New York Mellon Emerging Markets 50 ADR Index included companies with capitalizations between $4.5 billion and $60.2 billion. The average capitalization of the companies comprising the Index was approximately $17.5 billion.

The Bank of New York Mellon China Select ADR Index is a free float-adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies that have their primary equity listing on a Chinese stock exchange and that also have Depositary Receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York Mellon. As of September 30, 2009, the Bank of New York Mellon China Select ADR Index included companies with capitalizations between $287.5 million and $3.8 billion. The average capitalization of the companies comprising the Index was approximately $1.0 billion.

The Nikkei 225 Stock Average (“Nikkei”) is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange (“TSE”). The Nikkei is calculated from the prices of the 225 TSE First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Nikkei. Companies in the Nikkei are reviewed annually. Emphasis is placed on maintaining the Index’s historical continuity while keeping the Nikkei composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company-specific information and the overall composition of the Nikkei. As of September 30, 2009, the Nikkei included companies with capitalizations between $198.5 million and $104.1 billion. The average capitalization of the companies comprising the Nikkei was approximately $7.4 billion.

The Dow Jones U.S. Banks Index measures the performance of the banking sector of the U.S. equity market. Component companies include regional and major U.S. domiciled banks, engaged in a wide range of financial services, including retail banking, loans and money transmissions. As of September 30, 2009, the Dow Jones U.S. Banks Index included companies with capitalizations between $399.4 million and $172.3 billion. The average capitalization of the companies comprising the Index was approximately $10.3 billion.

The Dow Jones U.S. Basic Materials Index measures the performance of the basic materials industry of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non-ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. As of September 30, 2009, the Dow Jones U.S. Basic Materials Index included companies with capitalizations between $352.0 million and $29.8 billion. The average capitalization of the companies comprising the Index was approximately $5.1 billion.

The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology subsector of the U.S. equity market. Component companies engage in research and development of

ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings ::	271

biological substances for drug discovery and diagnostic development. These companies derive most of their revenue from the sale or licensing of drugs and diagnostic tools. As of September 30, 2009, the Dow Jones U.S. Biotechnology Index included companies with capitalizations between $500.2 million and $60.9 billion. The average capitalization of the companies comprising the Index was approximately $7.0 billion.

The Dow Jones U.S. Consumer Goods Index measures the performance of consumer spending in the goods industry of the U.S. equity market. Component companies include automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear. As of September 30, 2009, the Dow Jones U.S. Consumer Goods Index included companies with capitalizations between $439.7 million and $169.7 billion. The average capitalization of the companies comprising the Index was approximately $8.8 billion.

The Dow Jones U.S. Consumer Services Index measures the performance of consumer spending in the services industry of the U.S. equity market. Component companies include airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of September 30, 2009, the Dow Jones U.S. Consumer Services Index included companies with capitalizations between $381.3 million and $107.4 billion. The average capitalization of the companies comprising the Index was approximately $6.3 billion.

The Dow Jones U.S. Financials Index measures the performance of the financial services industry of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly, in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of September 30, 2009, the Dow Jones U.S. Financials Index included companies with capitalizations between $399.4 million and $172.3 billion. The average capitalization of the companies comprising the Index was approximately $6.9 billion.

The Dow Jones U.S. Health Care Index measures the performance of the healthcare industry of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of September 30, 2009, the Dow Jones U.S. Health Care Index included companies with capitalizations between $410.1 million and $168.4 billion. The average capitalization of the companies comprising the Index was approximately $10.3 billion.

The Dow Jones U.S. Industrials Index measures the performance of the industrial industry of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment and aerospace. As of September 28, 2009, the Dow Jones U.S. Industrials Index included companies with capitalizations between $403.5 million and $173.4 billion. The average capitalization of the companies comprising the Index was approximately $5.5 billion.

The Dow Jones Internet Composite Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the internet. The Index is composed of two sub-groups: Internet Commerce, which includes companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a website, and Internet Services, which includes companies that derive the majority of their revenues from providing access to the internet or providing services to people using the internet. As of September 30, 2009, the Dow Jones Composite Internet Index included companies with capitalizations between $161.8 million and $2.2 billion. The average capitalization of the companies comprising the Index was approximately $553.1 million.

The Dow Jones U.S. Mobile Telecommunications Index measures the performance of the mobile telecommunications sector of the U.S. equity market. Component companies include providers of mobile telephone services, including cellular telephone systems and paging and wireless services. As of September 30, 2009, the Dow Jones U.S. Mobile Telecommunications Index included companies with capitalizations between $608.4 million and $10.9 billion. The average capitalization of the companies comprising the Index was approximately $3.2 billion.

The Dow Jones U.S. Oil & Gas Index measures the performance of the oil and gas industry of the U.S. equity market. Component companies include oil drilling equipment and services, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of September 30, 2009, the Dow Jones U.S. Oil & Gas Index included companies with capitalizations between $431.6 million and $329.7 billion. The average capitalization of the companies comprising the Index was approximately $12.5 billion.

The Dow Jones U.S. Oil Equipment, Services & Distribution Index measures the performance of the oil drilling equipment and services sector of the U.S. equity market. Component companies include suppliers of equipment and services for oil field or platform users. As of September 30, 2009, the Dow Jones U.S. Oil Equipment, Services & Distribution Index included companies with capitalizations between $470.5 million and $71.0 billion. The average capitalization of the companies comprising the Index was approximately $6.9 billion.

The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals subsector of the U.S. equity market. Component companies include the makers of prescription and over-the-counter drugs, such as birth control pills, vaccines, aspirin and cold remedies. As of September 30, 2009, the Dow Jones U.S. Pharmaceuticals Index included companies with capitalizations between $742.8 million and $168.4 billion. The average capitalization of the companies comprising the Index was approximately $27.0 billion.

The Dow Jones Precious Metals Index measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index. As of September 30, 2009, the Dow Jones Precious Metals Index included companies with capitalizations between $187.3 million and $37.1 billion. The average capitalization of the companies comprising the Index was approximately $12.8 billion.

272	:: ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

The Dow Jones U.S. Real Estate Index measures the performance of the real estate sector of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and REITs that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of September 30, 2009, the Dow Jones U.S. Real Estate Index included companies with capitalizations between $478.6 million and $19.4 billion. The average capitalization of the companies comprising the Index was approximately $3.0 billion.

The Dow Jones U.S. Semiconductors Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards. As of September 30, 2009, the Dow Jones U.S. Semiconductor Index included companies with capitalizations between $569.4 million and $108.8 billion. The average capitalization of the companies comprising the Index was approximately $5.9 billion.

The Dow Jones U.S. Technology Index measures the performance of the technology industry of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services, and internet services. As of September 30, 2009, the Dow Jones U.S. Technology Index included companies with capitalizations between $432.7 million and $204.8 billion. The average capitalization of the companies comprising the Index was approximately $10.5 billion.

The Dow Jones U.S. Telecommunications Index measures the performance of the telecommunications industry of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of September 30, 2009, the Dow Jones U.S. Telecommunications Index included companies with capitalizations between $608.4 million and $160.4 billion. The average capitalization of the companies comprising the Index was approximately $16.9 billion.

The Dow Jones U.S. Utilities Index measures the performance of the utilities industry of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of September 30, 2009, the Dow Jones U.S. Utilities Index included companies with capitalizations between $663.7 million and $32.7 billion. The average capitalization of the companies comprising the Index was approximately $5.7 billion.

The U.S. Dollar Index® (USDX®) is a geometric trade-weighted average of the U.S. Dollar’s value against a basket of six major world currencies. Those currencies and their weightings are: Euro 57.6%, Japanese Yen 13.6%, British Pound 11.9%, Canadian Dollar 9.1%; Swedish Krona 4.2% and Swiss Franc 3.6%. These weightings are currently fixed.

Information About the Index Licensors

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400/Citigroup Growth Index,” “S&P MidCap 400/Citigroup Value Index,” “S&P SmallCap 600/Citigroup Growth Index” and “S&P Small-Cap 600/Citigroup Value Index” are trademarks of

The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc. and have been licensed for use by ProFunds. “Dow Jones,” “Dow 30,” “Dow Jones Industrial Average™,” “DJIA” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds. “Russell 2000®” and “Russell 3000®” are a trademark of the Frank Russell Company. “NASDAQ-100® Index” is a trademark of The NASDAQ Stock Market, Inc. (“NASDAQ”). The “Nikkei Stock Index” is a trademark of Nihon Keizai Shimbun, Inc. “ICE Futures U.S.® and IntercontinentalExchange® are registered trademarks of the IntercontinentalExchange, Inc. The U.S. Dollar Index® and USDX® are registered trademarks of ICE Futures U.S., Inc. and have been licensed for use by ProFunds.” MSCI® EAFE® is a trademark of Morgan Stanley Capital International, Inc. “BNY,” “The Bank of New York Mellon Emerging Markets 50 ADR Index,” “The Bank of New York Mellon Latin America 35 ADR Index” and “The Bank of New York Mellon China Select ADR Index” are service marks of The Bank of New York Mellon and have been licensed for use for certain purposes by ProFunds.

The ProFunds are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds.

Dow Jones does not:

>	Sponsor, endorse, sell or promote the ProFunds.

>	Recommend that any person invest in the ProFunds or any other securities.

>	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds.

>	Have any responsibility or liability for the administration, management or marketing of the ProFunds.

>	Consider the needs of the ProFunds or the owners of the ProFunds in determining, composing or calculating the Dow Jones sector indexes or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

>	The results to be obtained by the ProFunds, the owner of the ProFunds or any other person in connection with the use of the Dow Jones sector indexes, the DJIA and the data included in such indexes;

>	The accuracy or completeness of the Dow Jones sector indexes, the DJIA and their data; or

>	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indexes, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indexes, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds or any other third parties.

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds are not sponsored, endorsed, sold or promoted by ICE Futures U.S., Inc. (“ICE Futures U.S.”). ICE Futures U.S. makes no representation or warranty, express or implied, to the owners of the Funds or any

ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings ::	273

member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the U.S. Dollar Index® to track market performance of any Funds. ICE Futures U.S.’s only relationship to ProFunds is the commitment to license certain names and marks related to the U.S. Dollar Index®, which is determined, composed and calculated without regard to the ProFunds. ICE Futures U.S. has no obligation to take the needs of the ProFunds or the owners of the Funds into consideration in determining, composing or calculating the U.S. Dollar Index®. ICE Futures U.S. is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of the Funds. ICE Futures U.S. has no obligation or liability in connection with the administration, purchase, sale, marketing, promotion or trading of the Funds.

ICE FUTURES U.S. DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN. ICE FUTURES U.S. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE U.S. DOL-

LAR INDEX® OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER, IN CONNECTION WITH THE PURCHASE, SALE OR TRADING OF ANY PRODUCT, OR FOR ANY OTHER USE. NYBOT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE FUTURES U.S. HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Please see the SAI, which sets forth certain additional disclaimers and limitations of liabilities.

Disclosure of Portfolio Holdings

A description of the ProFunds’ policies and procedures with respect to the disclosure of each ProFund’s portfolio securities is available in the ProFunds’ SAI and on the ProFunds’ website at profunds.com.

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275

ProFunds Management

276	:: ProFunds Management

Board Of Trustees And Officers

The ProFunds’ Board of Trustees is responsible for the general supervision of the Trust. The Trust’s officers are responsible for the day-to-day operations of the ProFunds.

Investment Adviser

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds and provides management services to the ProFunds. ProFund Advisors has served as the investment adviser and management services provider since ProFunds’ inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund. For its investment advisory services, ProFund Advisors is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund, except NASDAQ-100 ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund, for which it is entitled to receive annual fees equal to 0.70%, 0.90%, 0.90% and 0.50%, respectively, of the average daily net assets of each such ProFund. ProFund Advisors bears the costs of providing advisory services.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds is available in the Funds’ semi-annual report to shareholders dated January 31, 2009. Effective January 1, 2008, subject to the condition that the aggregate daily net assets of the Trust and Access One Trust be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund’s annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion. During the year ended July 31, 2009, no Fund’s annual investment advisory fee was subject to such reductions. During the year ended July 31, 2009, each ProFund for which the Advisor served as investment adviser paid the Advisor fees in the following amounts (fees paid reflect the effects of expense limitation arrangements in place for the period):

Fees Paid

(as a percentage of average daily net assets)
Bull	0.75%
Mid-Cap	0.36%
Small-Cap	0.56%
NASDAQ-100	0.70%
Large-Cap Value	0.68%
Large-Cap Growth	0.75%
Mid-Cap Value	0.66%
Mid-Cap Growth	0.75%
Small-Cap Value	0.51%
Small-Cap Growth	0.32%
Europe 30	0.68%
UltraBull	0.75%
UltraMid-Cap	0.75%
UltraSmall-Cap	0.75%
UltraDow 30	0.75%
UltraNASDAQ-100	0.75%
UltraInternational	0.75%
UltraEmerging Markets	0.75%
UltraLatin America	0.75%
UltraChina	0.73%
UltraJapan	0.90%
Bear	0.75%
Short Small-Cap	0.75%
Short NASDAQ-100	0.64%
UltraBear	0.75%
UltraShort Mid-Cap	0.69%
UltraShort Small-Cap	0.61%
UltraShort Dow 30	0.74%
UltraShort NASDAQ-100	0.75%
UltraShort International	0.75%
UltraShort Emerging Markets	0.71%
UltraShort Latin America	0.40%
UltraShort China	0.00%
UltraShort Japan	0.47%
Banks	0.50%
Basic Materials	0.75%
Biotechnology	0.74%
Consumer Goods	0.00%
Consumer Services	0.00%
Financials	0.26%
Health Care	0.20%
Industrials	0.00%
Internet	0.70%
Mobile Telecommunications	0.04%
Oil & Gas	0.75%
Oil Equipment, Services & Distribution	0.69%
Pharmaceuticals	0.03%
Precious Metals	0.75%
Real Estate	0.58%
Semiconductor	0.27%
Technology	0.15%
Telecommunications	0.00%
Utilities	0.72%
Short Oil & Gas	0.45%
Short Precious Metals	0.75%
Short Real Estate	0.75%
U.S. Government Plus	0.50%
Rising Rates Opportunity 10	0.75%
Rising Rates Opportunity	0.75%
Rising U.S. Dollar	0.65%
Falling U.S. Dollar	0.75%

ProFunds Management ::	277

ProFund Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Chief Executive Officer of ProFund Advisors LLC since 1997, of ProShare Advisors LLC since inception and of ProShare Capital Management LLC since inception. Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington, D.C.-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, of ProShare Advisors LLC since inception and of ProShare Capital Management LLC since inception. He co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

William E. Seale, Ph.D., Chief Economist of ProFund Advisors since 2005, Chief Investment Officer from 2003-2004 and from October 2006-June 2008 and Director of Portfolio from 1997-2003. Dr. Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

Portfolio Management

Each ProFund is managed by an investment team overseen by Todd Johnson and Howard S. Rubin.

Todd Johnson, ProFund Advisors — Chief Investment Officer since December 2008. ProShare Advisors — Chief Investment Officer since December 2008. World Asset Management — Managing Director and Chief Investment Officer from 1994 to November 2008.

Howard S. Rubin CFA, ProFund Advisors — Director of Portfolio Management since December 2009 and Senior Portfolio Manager from November 2004 through November 2009. ProShare Advisors — Director of Portfolio Management since December 2009 and Senior Portfolio Manager from December 2007 through November 2009. Mr. Rubin earned a B.S. in Economics from the Wharton School, University of Pennsylvania and an M.S. in Finance from The George Washington University. Mr. Rubin holds the Chartered Financial Analyst (CFA) designation.

The following individuals have responsibility for the day-to-day management of the ProFunds as set forth in the summary section relating to each ProFund.

Michelle Liu, ProFund Advisors — Portfolio Manager since December 2009. ProShare Advisors — Portfolio Manager since December 2009 and Associate Portfolio Manager from November 2007 through November 2009. FINRA — Senior Market Operations Analyst from July 2006 through November 2007; Fixed Income Domain Lead/Specialist from March 2004 through July 2006.

Michael Neches, ProFund Advisors — Portfolio Manager since December 2009; Associate Portfolio Manager from November 2006 through November 2009; and Portfolio Analyst from November 2004 through December 2006. ProShare Advisors — Portfolio Manager since December 2009; Associate Portfolio

Manager from January 2007 through November 2009; and Portfolio Analyst from December 2006 to January 2007.

Robert Parker CFA, ProFund Advisors — Senior Portfolio Manager since December 2009. ProShare Advisors — Portfolio Manager since December 2009 and Senior Portfolio Manager from March 2007 through November 2009. H. Beck, Inc. — Due Diligence Analyst from May 2005 through March 2007. Wachovia Securities — Investment Analyst from April 2004 through January 2005. Ameritas Investment Corp. — Compliance Analyst from May 2002 through October 2003. Mr. Parker holds the Chartered Financial Analyst (CFA) designation.

Jeffrey Ploshnick — ProFund Advisors — Senior Portfolio Manager since May 2007 and Portfolio Manager from February 2001 — April 2007.

Hratch Najarian — ProFund Advisors — Senior Portfolio Manager since December 2009; Portfolio Manager from May 2007 through November 2009; and Associate Portfolio Manager from November 2004 through April 2007.

The SAI provides additional information about Portfolio Manager compensation, accounts managed by each Portfolio Manager and their ownership of ProFunds.

Other Service Providers

ProFunds Distributors, Inc., located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814 acts as the distributor of ProFund shares and is a wholly-owned subsidiary of ProFund Advisors. Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund for such services. During the year ended July 31, 2009, each ProFund for which the Advisor served as investment adviser paid the Advisor fees in the following amounts (fees paid reflect the effects of expense limitation arrangements in place for the period):

278	:: ProFunds Management

Fees Paid

(as a percentage of average daily net assets)
Bull	0.15%
Mid-Cap	0.07%
Small-Cap	0.11%
NASDAQ-100	0.15%
Large-Cap Value	0.14%
Large-Cap Growth	0.15%
Mid-Cap Value	0.13%
Mid-Cap Growth	0.15%
Small-Cap Value	0.10%
Small-Cap Growth	0.06%
Europe 30	0.14%
UltraBull	0.15%
UltraMid-Cap	0.15%
UltraSmall-Cap	0.15%
UltraDow 30	0.15%
UltraNASDAQ-100	0.15%
UltraInternational	0.15%
UltraEmerging Markets	0.15%
UltraLatin America	0.15%
UltraChina	0.15%
UltraJapan	0.15%
Bear	0.15%
Short Small-Cap	0.15%
Short NASDAQ-100	0.13%
UltraBear	0.15%
UltraShort Mid-Cap	0.14%
UltraShort Small-Cap	0.12%
UltraShort Dow 30	0.15%
UltraShort NASDAQ-100	0.15%
UltraShort International	0.15%
UltraShort Emerging Markets	0.14%
UltraShort Latin America	0.08%
UltraShort China	0.00%
UltraShort Japan	0.08%
Banks	0.10%
Basic Materials	0.15%
Biotechnology	0.15%
Consumer Goods	0.00%
Consumer Services	0.00%
Financials	0.05%
Health Care	0.04%
Industrials	0.00%
Internet	0.14%
Mobile Telecommunications	0.01%
Oil & Gas	0.15%
Oil Equipment, Services & Distribution	0.14%
Pharmaceuticals	0.01%
Precious Metals	0.15%
Real Estate	0.12%
Semiconductor	0.05%
Technology	0.03%
Telecommunications	0.00%
Utilities	0.14%
Short Oil & Gas	0.09%
Short Precious Metals	0.15%
Short Real Estate	0.15%
U.S. Government Plus	0.15%
Rising Rates Opportunity 10	0.15%
Rising Rates Opportunity	0.15%
Rising U.S. Dollar	0.13%
Falling U.S. Dollar	0.15%

279

General ProFunds Information

280	:: General ProFunds Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the net asset value per share next determined after your transaction request is received in good order (“NAV”). Each ProFund calculates its NAV by taking the market value of the assets attributed to the class, subtracting any liabilities attributed to the class, and dividing that amount by the number of that class’ outstanding shares.

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund normally calculate their daily share prices for each class of shares at the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business, except for Columbus Day and Veterans’ Day.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent a ProFund’s portfolio investments trade in markets on days when a ProFund is not open for business, the value of the ProFund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund is open for business. If the exchange or market on which a ProFund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds may close early on the day before certain holidays and the day after Thanksgiving Day. U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund may also close early when the Securities Industry and Financial Markets Association recommends an early close of the bond markets. On such days, U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund will cease taking transaction requests including requests to exchange to or from other ProFunds.

Securities Industry and Financial Markets Association’s (“SIFMA”) Proposed Early Close Schedule: On the following days in 2009 and 2010, SIFMA has recommended that the bond markets i) close on December 25, 2009, January 1, 2010, January 18, 2010, February 15, 2010, April 2, 2010, May 31, 2010, July 5, 2010 and September 6, 2010; and ii) close early at 2:00 pm (Eastern time) on December 24, 2009, December 31, 2009, April 1, 2010 and May 28, 2010. On such days, the U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund will close as of the close of open auction of the U.S. Treasury futures on the Chicago Board of Trade (typically one hour before SIFMA’s proposed early close). A Fund may cease taking transaction requests, including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor, on such days at the cut-off time.

A ProFund’s assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. Securities traded regularly in the over-the-counter market (other than the NASDAQ) are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Futures contracts purchased and held by a Fund are generally valued at the last sale price prior to the time the Fund determines its NAV. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds that hold these securities) may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFunds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

If market quotations are not readily available, an investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of such a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Fair valuation procedures involve the risk that a ProFund’s valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund sold it. See the SAI for more details.

Dividends and Distributions

At least annually, each of the ProFunds intends to declare and distribute to its shareholders all of the year’s net investment income and net capital gains, if any, as follows:

ProFund Name	Dividends		Capital Gains

	Accrued	Paid	Paid
U.S. Government Plus	Daily	Monthly	Annually
Real Estate UltraSector	Quarterly	Quarterly	Annually
All other ProFunds Offered in this Prospectus	Annually	Annually	Annually

ProFunds does not announce dividend distribution dates in advance. Certain investment strategies employed by certain ProFunds may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. Each ProFund may declare additional capital gains distributions during a year.

Each ProFund will reinvest distributions in additional shares of the ProFund making the distribution, unless a shareholder has written to request distributions in cash (by check, wire or Automated Clearing House (“ACH”)).

General ProFunds Information ::	281

By selecting the distribution by check or wire option, a shareholder agrees to the following conditions:

>

If a shareholder elects to receive distributions by check or wire, each ProFund will, nonetheless, automatically reinvest such distributions in additional shares of such ProFund if they are $10 or less (and payable by check) or $25 or less (and payable by wire). A shareholder may elect to receive distributions via ACH or reinvest such distribution in shares of another ProFund regardless of amount;

>

Any dividend or distribution check that has been returned to ProFunds or has remained uncashed for a period of six months from the issuance date will be cancelled and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the ProFund from which such distribution was paid or, if the account is closed or only Money Market ProFund is open, the funds will be reinvested into Money Market ProFund (which is offered through a separate prospectus); and

>

Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the ProFund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.

Earning Dividends

>

U.S. Government Plus ProFund shares begin to earn dividends on the first business day following the day that the Fund’s transfer agent receives a federal funds wire payment for a purchase in good order.

>	U.S. Government Plus ProFund shares purchased by check begin to earn dividends the first business day following the day the check is received in good order by the Fund’s transfer agent.

>

Shares purchased in an exchange transaction begin earning dividends the day after the exchange is processed. Shares continue to earn dividends through the business day on which ProFunds’ transfer agent has processed a redemption of those shares.

Tax Consequences

The following information is a general summary of the U.S. federal income tax consequences of an investment in a ProFund and does not address any foreign, state, or local tax consequences. Please see the SAI for more information.

Each ProFund intends to qualify as a “regulated investment company” for federal income tax purposes. As such, a ProFund does not ordinarily pay federal income tax on its net investment income and net realized capital gains that it distributes to shareholders.

>	Each ProFund expects to distribute all or substantially all of its income and gains to shareholders every year.

>	For federal income tax purposes, distributions of investment income in the hands of taxable U.S. investors are generally taxable as ordinary income.

>

Whether a distribution of capital gains by a ProFund is taxable to shareholders as ordinary income or at the lower capital gains rate depends on how long a ProFund has owned (or is treated as having owned) the investments generating the distribution, not on how long an investor has owned shares of the ProFund.

>

Distributions of gains from investments that a ProFund has owned (or is treated as having owned) for more than 12 months and that are properly designated by the ProFund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from investments that a ProFund has owned (or is treated as having owned) for 12 months or less will be taxable as ordinary income.

>

For taxable years beginning before January 1, 2011, distributions of investment income designated by a ProFund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and Fund level. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. The ProFunds do not expect that a significant portion of their distributions will be derived from qualified dividend income.

>	Shareholders will generally be subject to tax on ProFunds distributions regardless of whether they receive cash or choose to have distributions and dividends reinvested.

>

Distributions are taxable even if they are paid from income or gains earned by a ProFund prior to the investor’s purchase of ProFund shares (which income or gains were thus included in the price paid for the ProFund shares).

>

Dividends declared by a ProFund in October, November, or December of one year and paid in January of the next year will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the dividends are received.

>

If shareholders redeem their ProFund shares, they may have a capital gain or loss, which will be long-term or short-term depending upon how long they have held the shares. Shareholder transactions in a ProFund’s shares resulting in gain from redeeming or selling shares held for more than one year generally are taxed at long-term capital gain rates, while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

>	If shareholders exchange shares of one ProFund for shares of another ProFund, this will be treated as a sale of ProFund shares and any gain on the transaction may be subject to federal income tax.

>

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate income tax brackets — for taxable years beginning before January 1, 2011. It is currently unclear whether congress will extend the long-term capital gain rate reduction for tax years beginning on or after January 1, 2011.

>

Distributions by a ProFund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. Shareholders should consult their tax advisors to determine the suitability of a ProFund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a ProFund) from such a plan.

>	Returns from a ProFund’s investment in securities of foreign issuers, if any, including dividend or interest payments from such

282	:: General ProFunds Information

issuers, may be subject to foreign withholding and other taxes. In such a case, the ProFund’s yield on those securities would decrease. It is not anticipated that ProFund shareholders will be able to claim a credit or deduction with respect to such foreign taxes. In addition, a ProFund’s investments in foreign securities or foreign currencies may increase or accelerate a ProFund’s recognition of ordinary income and may affect the timing or amount of a ProFund’s distributions.

>

A ProFund’s investment in certain debt instruments and a ProFund’s use of derivatives may cause the ProFund to recognize taxable income in excess of the cash generated by such instruments. As a result, a ProFund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code.

>

A ProFund’s use of derivatives will also affect the amount, timing, and character of the ProFund’s distributions. In addition, because the U.S. tax rules applicable to derivatives are complex and uncertain in various respects, an adverse determination or future Internal Revenue Service guidance with respect to these rules may affect whether a ProFund has made distributions in an amount sufficient to maintain its qualification as a regulated investment company and to avoid a fund-level tax.

>

A ProFund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions and redemption proceeds payable through 2010 to shareholders who fail to provide the ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. After 2010, the backup withholding rate will be 31% unless congress enacts legislation providing otherwise. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

>

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, for taxable years of the ProFund beginning before January 1, 2010, a ProFund generally will not be required to withhold any amounts with respect to dividends of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the ProFund. A ProFund may opt not to make such dividend designations. It is currently unclear whether congress will extend the exemptions for tax years beginning on or after January 1, 2010.

>	Special tax considerations may apply to foreign persons investing in a ProFund. Please see the Statement of Additional Information for more information.

Because each investor’s tax circumstances are unique and because the tax laws are subject to change, ProFunds recommends that shareholders consult their own tax advisors about the federal, state, local, and foreign tax consequences of investment in the ProFunds.

283

Shareholder Services Guide

284	:: Shareholder Services Guide

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES
Fund Minimums (all account types except Roth, Regular and Spousal IRAs)	The minimum initial investment* amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	The minimum subsequent purchase amount is $100.

Fund Minimums (Roth, Regular and Spousal IRAs)	The minimum initial investment* amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	The minimum subsequent purchase amount is $100.
Step 1: Complete a New Account Form (see “Completing your New Account Form” on page 286).

Step 1:

Complete a ProFunds’ investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the ProFund you wish to purchase and the purchase amount. Make sure that your investment meets the additional purchase minimum.

By Mail	Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.
	Step 3: Send the signed New Account Form and check to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800	Step 3: Send the investment slip and check to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800
By Wire	Step 1: Complete a New Account Form (see “Completing your New Account Form” on page 286).

Step 1:

Call ProFunds to inform us of:

>    your account number,

>    the amount to be wired, and

>    the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Step 2:

Fax the New Account Form to (800) 782-4797 (toll-free) or (614) 470-8718. Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number,

>    receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds), and

>    obtain wire instructions.

Send the original, signed New Account Form to:

ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800

Step 2: Contact your bank to initiate your wire transfer.
Your wire normally must be received and accepted by ProFunds after 8:00 a.m. Eastern Time and at least 20 minutes before the applicable Transaction Cut-off Time on page 289. Investment instructions provided to ProFunds may be cancelled if the wire transfer is not received by 3:10 p.m. or by 3:30 p.m. Eastern Time depending on the ProFunds purchased. ProFunds is not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.
By ACH

Step 1:

Call ProFunds to inform us of:

>    the fact that you want to make an ACH purchase,

>    your account number,

>    the purchase amount, and

>    the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Please note the maximum ACH purchase is $50,000.

*	Under certain circumstances, ProFunds may waive minimum initial investment amounts.

Shareholder Services Guide ::	285

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES
By Internet	Step 1: Go to profunds.com	Step 1: Go to profunds.com
	Step 2: Click on “Open Account.”	Step 2: Click on the “Access Account” button.
	Step 3: Complete an on-line New Account Form.	Step 3: Enter User Name and Password.
Step 4: Follow transaction instructions for making a purchase.
Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

286	:: Shareholder Services Guide

You may exchange or redeem shares using any of the following methods.	HOW TO EXCHANGE OR REDEEM SHARES
Minimum	None.
By Mail

Send a signed letter to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

The letter should include information necessary to process your request as described on page 288. ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” on page 289 or call ProFunds for additional information.

By Telephone

ProFunds’ Shareholder Services Representative:

(888) 776-3637 or (614) 470-8122

Individual Investors only

(888) 776-5717 or (240) 497-6552

Financial Professionals and Institutions only

Interactive Voice Response System (“IVR”):

Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

By Internet

profunds.com

Select the “Access Account” navigation bar, enter your User Name and Password and follow the step-by-step instructions. Please make sure you receive and record your confirmation number for later reference. Your transaction is not effective until you have received a confirmation number from ProFunds.

Through a Financial Professional	Contact your financial professional with your instructions.

Contact Information
By Telephone:	(888) 776-3637 or (614) 470-8122 — Individual Investors only (888) 776-5717 or (240) 497-6552 — Institutions and Financial Professionals only
Fax:	(800) 782-4797 (toll-free) or (614) 470-8718.
Internet:	profunds.com
Regular mail:	ProFunds P.O. Box 182800 Columbus, OH 43218-2800
Overnight mail:	ProFunds c/o Citi Fund Services 3435 Stelzer Road Columbus, OH 43219

Opening A New Account

ProFunds offers two classes of shares in this Prospectus: Investor Class Shares and Service Class Shares. Investor Class Shares may be purchased directly through ProFunds Distributors, Inc. or through authorized financial professionals. Service Class Shares may only be purchased through authorized financial professionals and have service and distribution expenses not applicable to Investor Class Shares. There is a separate New Account Form for each class of shares available. Please ensure you have the correct New Account Form before completing it.

ProFund Accounts

To open a ProFund mutual fund account, you will need to complete a New Account Form. You should also read this Prospectus carefully prior to opening your account. Contact ProFunds to request a New Account Form or download a New Account Form from ProFunds’ website. For guidelines to help you complete the Form, see the instructions below. You may also open certain new accounts on-line. Go to profunds.com, select “Open Account” and follow the instructions. Please note that new accounts opened on-line may be funded by check or through the ACH. For accounts funded through ACH, the maximum initial investment amount is $50,000.

Retirement Plan Accounts

Several types of Individual Retirement Accounts (“IRAs”) are available. Please visit profunds.com or contact ProFunds for a retirement plan account application. The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, ProFunds does not sponsor these plans nor does ProFunds provide retirement reporting for these types of plans.

Accounts Through Financial Professionals

Contact your financial professional for information on opening an account to invest in ProFunds.

Completing Your New Account Form

>	You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.

>	Attach the title page and signature page of trust documents when establishing a trust account. Contact ProFunds for information on what is required on each page.

>

When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.

>

You must provide a street address (ProFunds does not accept P.O. Box-only addresses, but APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

Shareholder Services Guide ::	287

>	You must designate the ProFund(s) to which your initial investment will be directed or the investment will be made in Money Market ProFund (which is offered through a separate prospectus).

>	Be sure all parties named on the account sign the New Account Form.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by ProFunds and/or its agents to verify the identity of the persons opening an account. If this information is not provided, ProFunds may not be able to open your account. Accounts may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with the requirements under anti-money laundering regulations. In addition, transaction orders, including orders for purchases, exchanges and redemptions may be suspended, restricted, canceled or processed and the proceeds may be withheld.

Purchasing Shares

You have the option to send purchase orders by mail, fax or Internet and to send purchase proceeds by check, ACH or wire. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

Each ProFund prices shares you purchase at the price per share next computed after it (or an authorized financial intermediary) receives your purchase request in good order. To be in good order, a purchase request must include a wire, check or ACH received by stated cut-off times, and for new accounts, a properly completed New Account Form. ProFunds cannot accept wire or ACH purchases on bank holidays. ProFunds and ProFunds Distributors, Inc. may reject any purchase request for any reason.

Important Information You Should Know When You Purchase Shares:

>

Instructions, written or by telephone, given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted ProFunds and received a confirmation number, and (iii) ProFunds receives and accepts your wire during ProFunds wire processing times noted in the chart on page 289 under “Additional Shareholder Information.”

>	Although ProFunds does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.

>

Any New Account Form, check or wire order received that does not designate a specific ProFund will be used to purchase shares (i) in the ProFund in your existing account if you have an investment in only one ProFund, or (ii) in Money Market ProFund, if you are initially opening an account or have more than one ProFund investment. Neither ProFunds nor ProFunds Distributors, Inc. will be responsible for investment opportunities lost as a result of investments being directed to Money Market ProFund, to an existing active ProFund account, or for checks, ACH or wires being returned or rejected. If the check, ACH or wire cannot be identified, it may be returned or rejected. Checks submitted to ProFunds will be automatically deposited upon receipt at our administrative office in Columbus, Ohio.

>

If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

>

ProFunds will ordinarily cancel your purchase order if your bank does not honor your check or ACH for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the applicable ProFund.

Exchanging Shares

Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange Investor or Service Class Shares of any publicly available ProFund for Investor or Service Class Shares, respectively, of another publicly available ProFund or series of Access One Trust (each an “Access One Fund”) that offers such shares. Exchange requests, like any other share transaction, are subject to ProFunds transaction cut-off times described on pages 288-289. The Access One Funds are offered through a separate prospectus.

ProFunds will need the following information to process your exchange:

>	the account number applicable to the exchange transaction request;

>	the number of shares, percentage, or dollar value of the shares you wish to exchange; and

>	the share class and name of the ProFund you are exchanging from and the share class and name of the ProFund or Access One Fund you are exchanging into.

Important Information You Should Know When You Exchange Shares:

>

An exchange involves selling shares of one fund and buying shares of another fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor for more information.

>	ProFunds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

>

None of ProFunds, ProFunds Distributors, Inc. or the ProFunds’ transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or due to a decline in the value of the ProFund from which you are exchanging.

>	The redemption and purchase will be processed at the next calculated NAVs of the respective ProFunds or Access One Funds after the Fund has received your exchange request in good order.

288	:: Shareholder Services Guide

>	The exchange privilege may be modified or discontinued at any time.

>	Before exchanging into a ProFund or Access One Fund, please read such fund’s prospectus.

>	Financial intermediaries may have their own rules about exchanges or transfers and may impose limits on the number of such transactions you are permitted to make during a given time period.

Redeeming Shares

You may redeem all or part of your shares at the NAV next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares.

ProFunds will need the following information to process your redemption request:

>	name(s) of account owners;

>	account number(s);

>	the name of the ProFund(s);

>	your daytime telephone number;

>	the dollar amount, percentage or number of shares being redeemed; and

>

how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

You may receive your redemption proceeds:

By Check: Normally, redemption proceeds will be sent by check to the address listed on the account. ProFunds may charge a fee associated with overnight mailings or Saturday delivery of redemption proceeds.

By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. ProFunds charges a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds.

By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds.

Important Information You Should Know When You Sell Shares:

>	ProFund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form.

>

If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your ProFunds account, you must make the request in writing. The signatures of all registered owners must be guaranteed (see “Signature Guarantees” Page 289).

>	If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount to keep your ProFund position open.

>

ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check, ACH or through ProFunds’ automatic investment plan, ProFunds may wait up to 10 business days before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

>

To redeem shares from a retirement account, your request must be in writing on a retirement account distribution form. You should consult your tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences for you. Call ProFunds to request a retirement account distribution form or download the form from the ProFunds’ website.

>

Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the SEC; (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors. Proceeds cannot be sent by wire or ACH on bank holidays.

Additional Shareholder Information

Account Minimums

Account minimums apply to all initial investments with ProFunds, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain financial intermediaries. In addition, ProFunds reserves the right to modify its minimum account requirements at any time with or without prior notice.

ProFunds reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum initial investment amount due to transaction activity. You will be given at least 30 days’ notice to reestablish the minimum balance if your ProFund balance falls below the applicable account minimum. If you do not increase your balance during the notice period, the ProFund may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day your ProFund position is closed.

Transaction Cut-Off Times

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by ProFunds’ transfer agent, distributor, or financial intermediary designated by the ProFunds as an authorized agent. Transaction orders in ProFund accounts must be received in good order by the ProFunds’ transfer agent or distributor before the cut-off times detailed in the table below to be processed at that business day’s NAV. A completed New Account Form does not constitute a purchase order until the transfer agent deems it to be in good order, processes the New Account Form and receives correct payment by check, ACH or wire transfer on any business day prior to the designated cut-off time. Trades placed via telephone must be initiated (i.e., the call must be received and in queue) by the cut-off time and communicated in good order by the close of the NYSE (normally 4:00 p.m. Eastern Time). When the NYSE closes early, all cut-off times are adjusted for the early close. When the bond markets close early, the cut-off times for the U.S. Government Plus ProFund, Rising Rates Opportunity 10 ProFund and Rising Rates

Shareholder Services Guide ::	289

Opportunity ProFund are adjusted for the early close. Certain financial intermediaries may impose cut-off times different from those described below.

Method	ProFund	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)
By Mail	All ProFunds	4:00 p.m.
By Telephone and Wire	All ProFunds (except certain international ProFunds*)	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m. through 9:00 p.m.
	Certain international ProFunds*	3:10 p.m. (wire purchases) 3:30 p.m. (exchanges and redemptions)
	All Inverse Sector and UltraSector ProFunds	3:50 p.m (wire purchases) 3:55 p.m. (exchanges and redemptions
By Internet and Interactive Voice Response System (“IVR”)	All ProFunds (except certain international ProFunds* ProFunds)	3:55 p.m.	ProFunds accepts transactions at any time except between 3:55 p.m. and 4:30 p.m.
	Certain international ProFunds*, all Inverse Sector and all UltraSector ProFunds	3:35 p.m.	ProFunds accepts transactions at any time except between 3:35 p.m. and 4:30 p.m.

*	The certain international ProFunds noted in the chart above are UltraLatin America, UltraChina, UltraJapan, UltraInternational, UltraEmerging Markets, UltraShort Latin America, UltraShort China, UltraShort Japan, UltraShort International and UltraShort Emerging Markets ProFunds.

Signature Guarantees

Certain redemption requests must include a signature guarantee if any of the following apply:

>	Your account address has changed within the last 10 business days;

>	A check is being mailed to an address different than the one on your account;

>	A check or wire is being made payable to someone other than the account owner;

>	Redemption proceeds are being transferred to an account with a different registration;

>	A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your ProFunds account or the bank account has been established within the previous 10 business days; or

>	Other unusual situations as determined by ProFunds’ transfer agent.

ProFunds reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. ProFunds reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

About Telephone And Internet Transactions

Telephone and Internet transactions, whether initiated by a shareholder or a shareholder’s agent, are extremely convenient but are not free from risk. None of ProFunds, ProFunds Distributors, Inc. nor ProFunds’ agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. Telephone conversations may be recorded or monitored for verification, recordkeeping and quality-assurance purposes. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone or Internet, call ProFunds for instructions.

During periods of heavy market activity or other times, it may be difficult to reach ProFunds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

The ProFunds may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares in writing.

Exchanges Or Redemptions In Excess Of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in a ProFund, some transactions may be processed while others may not. This may result in ProFund positions that you did not anticipate. None of ProFunds, ProFunds’ transfer agent nor ProFunds Distributors, Inc. will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

Uncashed Redemption Check Procedures

Generally, redemption checks that have been returned to ProFunds, or have remained uncashed for a period of six months from the issuance date, will be cancelled and re-issued. Re-issued checks will be mailed to the address of record, net of any bank fees. If a re-issued check is returned to ProFunds, the proceeds, net of any bank fees, will be deposited into the shareholder’s account from which the redemption was sent into Money Market ProFund.

290	:: Shareholder Services Guide

Frequent Purchases And Redemptions Of ProFund Shares

The Board of Trustees of ProFunds has adopted a “Policy Regarding Frequent Purchases and Redemptions of ProFund Shares.” Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund shares. The ProFunds impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund shares other than a $10 wire fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds may reject any purchase request for any reason.

As noted under “ProFunds Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings — Other Principal Risks — Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively affect performance by increasing transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of a ProFund may negatively affect a ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Additional Shareholder Services

Automatic Investment and Withdrawal Plans

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The redemption minimum is waived for IRA accounts for shareholders over 70 1/2 years of age. You may sign up for these services on the New Account Form, or you may download or request an Optional Services Form to add these services to an existing account.

Account Statements And Confirmations

Shareholders with ProFund accounts will receive quarterly ProFund statements showing the market value of their ProFund account at the close of the statement period in addition to any transaction information for the period. Shareholders will also receive transaction confirmations for most Fund transactions. Direct shareholders (i.e., those who do not invest through a financial professional) should review their account statements and confirmations as soon as they are received. You may also receive statements and confirmations electronically. See “Electronic Document Delivery Program — PaperFreeTM.”

Tax Statements

Each year, ProFunds will send tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares, and distributions from, and contributions to, IRAs and other retirement plans. Normally, in February of each year, ProFunds will send a Statement of Average Cost which shows the average cost of shares that you redeemed during the previous calendar year, using the average cost single-category method established by the IRS. Retirement accounts, accounts opened by transfer, business accounts, and certain other accounts will not receive a Statement of Average Cost.

Electronic Document Delivery Program — PaperFree™

You may elect to receive your account statements and confirmations electronically through PaperFreeTM, ProFunds’ electronic document delivery service. You may also choose to receive your ProFunds Prospectus, shareholder reports, and other documents electronically. To enroll for this service, please register on ProFunds’ website. You may elect the PaperFreeTM service by completing the appropriate section on the New Account Form. ProFunds will then send you a link to the enrollment site.

Financial Intermediaries

Certain financial intermediaries may accept purchase and redemption orders on ProFunds’ behalf. Such purchase and redemption orders will be deemed to have been received by ProFunds at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify different transaction order cut-off times, share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the ProFunds may effect portfolio transactions through broker dealers who sell Fund shares, ProFunds does not consider the sale of ProFund shares as a factor when selecting broker dealers to effect portfolio transactions.

Investor Class Shares and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency and other administrative services. The expenses paid by each ProFund are included in “Other Expenses” under “Annual Fund Operating Expenses” in this Prospectus.

Distribution And Service (12b-1) Fees — Service Class

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Trustees and administered by ProFunds Distributors, Inc., (the “Distributor”) each ProFund may pay the Distributor, financial intermediaries, such as broker-dealers and investment advisers, up to 1.00% on an annualized basis of the average daily net assets attributable to Service Class Shares as reimbursement or compensation for service and distribution related activities with respect to the Funds and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.

Payments To Financial Firms

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds, including compensating the Distributor and other third parties, including financial firms, for distribution-related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for the ProFunds contained in this Prospectus.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares

Shareholder Services Guide ::	291

offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition to the payments described above, the Distributor and ProFund Advisors from time to time provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds, providing the ProFunds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ProFunds on the financial firms’ preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund, all other ProFunds, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor’s or ProFund Advisors’ expense, as applicable. These payments may be made at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds and to encourage the sale of ProFund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and Rules of FINRA.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

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293

Financial Highlights

The following tables are intended to help you understand the financial history of Investor Class Shares and Service Class Shares of the ProFunds offered in this Prospectus for the past five years (or since inception, if shorter).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund, assuming reinvestment of all dividends and distributions. This information for the fiscal year or period ended July 31, 2009 has been audited by Ernst & Young LLP, whose report, along with the financial statements of the ProFunds for the period ended July 31, 2009, appears in the Annual Report of the ProFunds, which is available upon request. Information for the period ending prior to July 31, 2006 was audited by other registered independent public accountants.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From								Ratios to Average Net Assets			Supplemental Data
Bull ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital		Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$56.76	0.20		(12.25)	(12.05)	(0.06)	—	(d)	—	(0.06)	$44.65	(21.23)%		1.79%	1.79%	0.48%	$36,314	839%
Year Ended July 31, 2008	$65.57	0.41		(8.52)	(8.11)	(0.70)	—		—	(0.70)	$56.76	(12.51)%		1.59%	1.59%	0.67%	$37,092	690%
Year Ended July 31, 2007	$57.59	0.42		7.90	8.32	(0.34)	—		—	(0.34)	$65.57	14.47%		1.50%	1.50%	0.66%	$30,979	218%
January 1, 2006 through July 31, 2006	$56.33	0.16		1.10	1.26	—	—		—	—	$57.59	2.24	%(e)	1.47%	1.47%	0.47%	$62,320	252	%(e)
Year Ended December 31, 2005	$54.88	0.29		1.35	1.64	(0.19)	—		—	(0.19)	$56.33	2.98%		1.45%	1.45%	0.54%	$84,743	358%
Year Ended December 31, 2004	$50.43	0.24		4.31	4.55	(0.10)	—		—	(0.10)	$54.88	9.03%		1.44%	1.44%	0.48%	$108,162	463%
Service Class
Year Ended July 31, 2009	$52.37	(0.18	)(f)	(11.33)	(11.51)	—	—		—	—	$40.86	(21.98)%		2.79%	2.79%	(0.52)%	$9,650	839%
Year Ended July 31, 2008	$60.51	(0.17	)(f)	(7.94)	(8.11)	(0.03)	—		—	(0.03)	$52.37	(13.41)%		2.59%	2.59%	(0.33)%	$3,486	690%
Year Ended July 31, 2007	$53.40	(0.17)		7.28	7.11	—	—		—	—	$60.51	13.31%		2.50%	2.50%	(0.34)%	$6,344	218%
January 1, 2006 through July 31, 2006	$52.53	(0.16)		1.03	0.87	—	—		—	—	$53.40	1.66	%(e)	2.47%	2.47%	(0.53)%	$7,141	252	%(e)
Year Ended December 31, 2005	$51.54	(0.22)		1.21	0.99	—	—		—	—	$52.53	1.92%		2.45%	2.45%	(0.46)%	$22,680	358%
Year Ended December 31, 2004	$47.85	(0.23)		4.02	3.79	(0.10)	—		—	(0.10)	$51.54	7.92%		2.40%	2.40%	(0.48)%	$49,198	463%

Mid-Cap ProFund
Investor Class
Year Ended July 31, 2009	$42.88	(0.21)		(9.66)	(9.87)	—	—		—	—	$33.01	(23.02)%		2.12%	1.65%	(0.69)%	$12,888	1,263%
Year Ended July 31, 2008	$47.04	0.09	(f)	(3.31)	(3.22)	(0.12)	—		(0.82)	(0.94)	$42.88	(6.96)%		1.90%	1.65%	0.21%	$10,660	857%
Year Ended July 31, 2007	$41.22	0.19		5.76	5.95	(0.13)	—		—	(0.13)	$47.04	14.44%		1.77%	1.77%	0.43%	$7,605	705%
January 1, 2006 through July 31, 2006	$41.24	0.14		(0.16)	(0.02)	—	—		—	—	$41.22	(0.05	)%(e)	1.54%	1.45%	0.56%	$8,770	349	%(e)
Year Ended December 31, 2005	$37.55	0.12		3.90	4.02	(0.05)	—		(0.28)	(0.33)	$41.24	10.69%		1.47%	1.47%	0.31%	$108,143	500%
Year Ended December 31, 2004	$32.87	(0.12)		4.90	4.78	—	—		(0.10)	(0.10)	$37.55	14.60%		1.55%	1.55%	(0.34)%	$132,350	199%
Service Class
Year Ended July 31, 2009	$40.51	(0.50)		(9.16)	(9.66)	—	—		—	—	$30.85	(23.85)%		3.12%	2.65%	(1.69)%	$1,010	1,263%
Year Ended July 31, 2008	$44.80	(0.34)		(3.13)	(3.47)	—	—		(0.82)	(0.82)	$40.51	(7.85)%		2.90%	2.65%	(0.79)%	$3,767	857%
Year Ended July 31, 2007	$39.54	(0.25)		5.51	5.26	—	—		—	—	$44.80	13.30%		2.77%	2.77%	(0.57)%	$1,017	705%
January 1, 2006 through July 31, 2006	$39.77	(0.10)		(0.13)	(0.23)	—	—		—	—	$39.54	(0.60	)%(e)	2.54%	2.45%	(0.44)%	$2,546	349	%(e)
Year Ended December 31, 2005	$36.56	(0.26)		3.75	3.49	—	—		(0.28)	(0.28)	$39.77	9.56%		2.47%	2.47%	(0.69)%	$9,582	500%
Year Ended December 31, 2004	$32.33	(0.45)		4.78	4.33	—	—		(0.10)	(0.10)	$36.56	13.45%		2.55%	2.55%	(1.34)%	$2,764	199%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Amounts is less than $0.005.
(e)	Not annualized for periods less than one year.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

294	:: Financial Highlights

Financial Highlights ::	295

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities					Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Small-Cap ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$40.20	(0.18)		(9.02)		(9.20)	(0.01)	—	(0.01)	$30.99	(22.92)%		1.82%	1.59%	(0.56)%	$17,310	351%
Year Ended July 31, 2008	$44.11	0.24		(3.56)		(3.32)	(0.02)	(0.57)	(0.59)	$40.20	(7.59)%		1.81%	1.63%	0.57%	$135,463	445%
Year Ended July 31, 2007	$40.66	0.54		3.33		3.87	(0.10)	(0.32)	(0.42)	$44.11	9.49%		1.62%	1.62%	1.21%	$13,195	275%
January 1, 2006 through July 31, 2006	$39.00	0.17		1.49		1.66	—	—	—	$40.66	4.23	%(d)	1.38%	1.38%	0.69%	$17,100	63	%(d)
Year Ended December 31, 2005	$38.05	0.23		0.72		0.95	—	—	—	$39.00	2.52%		1.37%	1.37%	0.60%	$137,016	475%
Year Ended December 31, 2004	$32.72	(0.06)		5.65		5.59	—	(0.26)	(0.26)	$38.05	17.08%		1.40%	1.40%	(0.18)%	$155,284	385%
Service Class
Year Ended July 31, 2009	$37.47	(0.44)		(8.41)		(8.85)	—	—	—	$28.62	(23.62)%		2.82%	2.59%	(1.56)%	$1,162	351%
Year Ended July 31, 2008	$41.55	(0.16	)(e)	(3.35)		(3.51)	—	(0.57)	(0.57)	$37.47	(8.50)%		2.81%	2.63%	(0.43)%	$2,067	445%
Year Ended July 31, 2007	$38.60	0.11		3.16		3.27	—	(0.32)	(0.32)	$41.55	8.41%		2.62%	2.62%	0.21%	$2,722	275%
January 1, 2006 through July 31, 2006	$37.25	(0.07)		1.42		1.35	—	—	—	$38.60	3.62	%(d)	2.38%	2.38%	(0.31)%	$5,310	63	%(d)
Year Ended December 31, 2005	$36.68	(0.13)		0.70		0.57	—	—	—	$37.25	1.55%		2.37%	2.37%	(0.40)%	$19,581	475%
Year Ended December 31, 2004	$31.88	(0.40)		5.46		5.06	—	(0.26)	(0.26)	$36.68	15.87%		2.40%	2.40%	(1.18)%	$53,235	385%

NASDAQ-100 ProFund
Investor Class
Year Ended July 31, 2009	$67.03	(0.49)		(9.04	)(e)	(9.53)	(0.11)	—	(0.11)	$57.39	(14.17)%		1.63%	1.63%	(0.98)%	$132,788	758%
Year Ended July 31, 2008	$71.65	(0.62)		(2.75	)(e)	(3.37)	—	(1.25)	(1.25)	$67.03	(4.87)%		1.53%	1.53%	(0.83)%	$35,449	792%
Year Ended July 31, 2007	$57.17	(0.31)		15.58		15.27	—	(0.79)	(0.79)	$71.65	26.84%		1.49%	1.49%	(0.47)%	$83,156	632%
January 1, 2006 through July 31, 2006	$62.70	(0.30)		(5.23)		(5.53)	—	—	—	$57.17	(8.82	)%(d)	1.44%	1.44%	(0.83)%	$16,800	364	%(d)
Year Ended December 31, 2005	$62.52	(0.46)		0.82		0.36	(0.18)	—	(0.18)	$62.70	0.57%		1.40%	1.40%	(0.76)%	$47,767	671%
Year Ended December 31, 2004	$57.01	(0.05)		5.56		5.51	—	—	—	$62.52	9.67%		1.37%	1.37%	(0.08)%	$94,630	1,147%
Service Class
Year Ended July 31, 2009	$61.96	(0.96)		(8.39	)(e)	(9.35)	—	—	—	$52.61	(15.09)%		2.63%	2.63%	(1.98)%	$6,488	758%
Year Ended July 31, 2008	$66.98	(1.28)		(2.49	)(e)	(3.77)	—	(1.25)	(1.25)	$61.96	(5.81)%		2.53%	2.53%	(1.83)%	$4,937	792%
Year Ended July 31, 2007	$54.01	(0.94)		14.70		13.76	—	(0.79)	(0.79)	$66.98	25.60%		2.49%	2.49%	(1.47)%	$2,912	632%
January 1, 2006 through July 31, 2006	$59.58	(0.65)		(4.92)		(5.57)	—	—	—	$54.01	(9.35	)%(d)	2.44%	2.44%	(1.83)%	$1,490	364	%(d)
Year Ended December 31, 2005	$59.89	(1.04)		0.73		(0.31)	—	—	—	$59.58	(0.52)%		2.40%	2.40%	(1.76)%	$12,384	671%
Year Ended December 31, 2004	$55.13	(0.60)		5.36		4.76	—	—	—	$59.89	8.63%		2.37%	2.37%	(1.08)%	$50,708	1,147%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Large-Cap Value ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$40.45	0.50	(10.77	)(d)	(10.27)	(0.49)	—	(0.49)	$29.69	(25.30)%		1.88%	1.79%	1.77%	$5,142	919%
Year Ended July 31, 2008	$54.91	0.49	(9.27)		(8.78)	(0.13)	(5.55)	(5.68)	$40.45	(17.59)%		1.75%	1.75%	1.02%	$10,916	596%
Year Ended July 31, 2007	$48.46	0.51	6.17		6.68	(0.23)	—	(0.23)	$54.91	13.79%		1.52%	1.52%	0.96%	$14,369	267%
January 1, 2006 through July 31, 2006	$45.51	0.20	2.75		2.95	—	—	—	$48.46	6.46	%(e)	1.47%	1.47%	0.72%	$167,346	270	%(e)
Year Ended December 31, 2005	$44.14	0.28	1.31		1.59	(0.22)	—	(0.22)	$45.51	3.61%		1.57%	1.57%	0.65%	$33,121	644%
Year Ended December 31, 2004	$39.12	0.19	4.87		5.06	(0.04)	—	(0.04)	$44.14	12.94%		1.57%	1.57%	0.48%	$37,163	715%
Service Class
Year Ended July 31, 2009	$38.61	0.23	(10.29	)(d)	(10.06)	(0.14)	—	(0.14)	$28.41	(26.04)%		2.88%	2.79%	0.77%	$2,390	919%
Year Ended July 31, 2008	$53.03	0.02	(8.89)		(8.87)	—	(5.55)	(5.55)	$38.61	(18.40)%		2.75%	2.75%	0.02%	$3,381	596%
Year Ended July 31, 2007	$47.07	(0.01)	5.97		5.96	—	—	—	$53.03	12.66%		2.52%	2.52%	(0.04)%	$5,124	267%
January 1, 2006 through July 31, 2006	$44.46	(0.07)	2.68		2.61	—	—	—	$47.07	5.85	%(e)	2.47%	2.47%	(0.28)%	$13,777	270	%(e)
Year Ended December 31, 2005	$43.35	(0.15)	1.26		1.11	—	—	—	$44.46	2.58%		2.57%	2.57%	(0.35)%	$3,977	644%
Year Ended December 31, 2004	$38.83	(0.21)	4.77		4.56	(0.04)	—	(0.04)	$43.35	11.75%		2.57%	2.57%	(0.52)%	$16,296	715%

Large-Cap Growth ProFund
Investor Class
Year Ended July 31, 2009	$37.89	(0.04)	(6.94)		(6.98)	—	—	—	$30.91	(18.42)%		1.95%	1.95%	(0.16)%	$22,507	483%
Year Ended July 31, 2008	$41.27	(0.13)	(3.25)		(3.38)	—	—	—	$37.89	(8.19)%		1.64%	1.64%	(0.32)%	$12,157	481%
Year Ended July 31, 2007	$37.44	(0.06)	5.37		5.31	—	(1.48)	(1.48)	$41.27	14.30%		1.58%	1.58%	(0.16)%	$99,531	625%
January 1, 2006 through July 31, 2006	$38.24	(0.15)	(0.65)		(0.80)	—	—	—	$37.44	(2.09	)%(e)	1.97%	1.95%	(0.69)%	$10,717	342	%(e)
Year Ended December 31, 2005	$37.62	(0.02)	0.64		0.62	—	—	—	$38.24	1.65%		1.55%	1.55%	(0.04)%	$12,975	1,287%
Year Ended December 31, 2004	$36.38	(0.02)	1.26		1.24	—	—	—	$37.62	3.41%		1.78%	1.78%	(0.07)%	$5,404	1,288%
Service Class
Year Ended July 31, 2009	$35.84	(0.32)	(6.57)		(6.89)	—	—	—	$28.95	(19.22)%		2.95%	2.95%	(1.16)%	$3,080	483%
Year Ended July 31, 2008	$39.44	(0.52)	(3.08)		(3.60)	—	—	—	$35.84	(9.13)%		2.64%	2.64%	(1.32)%	$5,542	481%
Year Ended July 31, 2007	$36.17	(0.46)	5.21		4.75	—	(1.48)	(1.48)	$39.44	13.23%		2.58%	2.58%	(1.16)%	$8,827	625%
January 1, 2006 through July 31, 2006	$37.14	(0.37)	(0.60)		(0.97)	—	—	—	$36.17	(2.61	)%(e)	2.97%	2.95%	(1.69)%	$2,271	342	%(e)
Year Ended December 31, 2005	$36.90	(0.38)	0.62		0.24	—	—	—	$37.14	0.65%		2.55%	2.55%	(1.04)%	$8,439	1,287%
Year Ended December 31, 2004	$36.05	(0.39)	1.24		0.85	—	—	—	$36.90	2.36%		2.78%	2.78%	(1.07)%	$15,659	1,288%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

296	:: Financial Highlights

Financial Highlights ::	297

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Mid-Cap Value ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$40.93	0.23		(9.49)	(9.26)	—	—	—	$31.67	(22.62)%		1.91%	1.80%	0.78%	$6,832	722%
Year Ended July 31, 2008	$47.54	0.03	(d)	(5.19)	(5.16)	— (e)	(1.45)	(1.45)	$40.93	(11.07)%		1.80%	1.78%	0.06%	$20,465	903%
Year Ended July 31, 2007	$42.42	0.19		5.32	5.51	(0.07)	(0.32)	(0.39)	$47.54	13.01%		1.50%	1.50%	0.41%	$7,060	445%
January 1, 2006 through July 31, 2006	$40.98	0.08		1.36	1.44	—	—	—	$42.42	3.51	%(f)	1.52%	1.52%	0.32%	$13,469	247	%(f)
Year Ended December 31, 2005	$38.92	0.08		3.66	3.74	(0.05)	(1.63)	(1.68)	$40.98	9.58%		1.50%	1.50%	0.19%	$32,204	520%
Year Ended December 31, 2004	$33.39	0.06		5.47	5.53	—	—	—	$38.92	16.56%		1.40%	1.40%	0.17%	$53,337	631%
Service Class
Year Ended July 31, 2009	$38.25	(0.05	)(d)	(8.90)	(8.95)	—	—	—	$29.30	(23.40)%		2.91%	2.80%	(0.22)%	$1,804	722%
Year Ended July 31, 2008	$44.98	(0.38)		(4.90)	(5.28)	—	(1.45)	(1.45)	$38.25	(11.97)%		2.80%	2.78%	(0.94)%	$3,280	903%
Year Ended July 31, 2007	$40.49	(0.25)		5.06	4.81	—	(0.32)	(0.32)	$44.98	11.87%		2.50%	2.50%	(0.59)%	$3,473	445%
January 1, 2006 through July 31, 2006	$39.33	(0.16)		1.32	1.16	—	—	—	$40.49	2.95	%(f)	2.52%	2.52%	(0.68)%	$9,112	247	%(f)
Year Ended December 31, 2005	$37.72	(0.31)		3.55	3.24	—	(1.63)	(1.63)	$39.33	8.56%		2.50%	2.50%	(0.81)%	$5,021	520%
Year Ended December 31, 2004	$32.70	(0.29)		5.31	5.02	—	—	—	$37.72	15.35%		2.40%	2.40%	(0.83)%	$34,003	631%

Mid-Cap Growth ProFund
Investor Class
Year Ended July 31, 2009	$37.81	(0.26)		(7.83)	(8.09)	—	—	—	$29.72	(21.40)%		1.71%	1.71%	(0.98)%	$15,656	743%
Year Ended July 31, 2008	$42.26	(0.46)		(0.57)	(1.03)	—	(3.42)	(3.42)	$37.81	(2.80)%		1.74%	1.74%	(1.14)%	$30,265	1,331%
Year Ended July 31, 2007	$36.36	(0.23)		6.15	5.92	—	(0.02)	(0.02)	$42.26	16.28%		1.45%	1.45%	(0.55)%	$16,908	612%
January 1, 2006 through July 31, 2006	$37.47	(0.22)		(0.89)	(1.11)	—	—	—	$36.36	(2.96	)%(f)	1.53%	1.53%	(0.97)%	$3,330	384	%(f)
Year Ended December 31, 2005	$33.63	(0.25)		4.09	3.84	—	—	—	$37.47	11.42%		1.59%	1.59%	(0.71)%	$37,804	918%
Year Ended December 31, 2004	$30.25	(0.32)		3.70	3.38	—	—	—	$33.63	11.17%		1.78%	1.78%	(1.03)%	$22,494	1,293%
Service Class
Year Ended July 31, 2009	$35.10	(0.52)		(7.25)	(7.77)	—	—	—	$27.33	(22.14)%		2.71%	2.71%	(1.98)%	$4,486	743%
Year Ended July 31, 2008	$39.83	(0.84)		(0.47)	(1.31)	—	(3.42)	(3.42)	$35.10	(3.73)%		2.74%	2.74%	(2.14)%	$7,802	1,331%
Year Ended July 31, 2007	$34.61	(0.61)		5.85	5.24	—	(0.02)	(0.02)	$39.83	15.14%		2.45%	2.45%	(1.55)%	$8,550	612%
January 1, 2006 through July 31, 2006	$35.89	(0.43)		(0.85)	(1.28)	—	—	—	$34.61	(3.57	)%(f)	2.53%	2.53%	(1.97)%	$4,512	384	%(f)
Year Ended December 31, 2005	$32.54	(0.58)		3.93	3.35	—	—	—	$35.89	10.29%		2.59%	2.59%	(1.71)%	$14,950	918%
Year Ended December 31, 2004	$29.58	(0.62)		3.58	2.96	—	—	—	$32.54	10.01%		2.78%	2.78%	(2.03)%	$9,254	1,293%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Amount is less than $0.005.
(f)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Small-Cap Value ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$40.92	0.20		(8.60)	(8.40)	(0.30)	—	(0.30)	$32.22	(20.45)%		1.83%	1.53%	0.56%	$20,762	841%
Year Ended July 31, 2008	$48.10	(0.04)		(6.09)	(6.13)	(0.01)	(1.04)	(1.05)	$40.92	(12.86)%		2.04%	1.49%	(0.09)%	$7,883	1,567%
Year Ended July 31, 2007	$43.28	0.06		4.76	4.82	—	—	—	$48.10	11.14%		1.73%	1.55%	0.12%	$3,663	865%
January 1, 2006 through July 31, 2006	$41.33	(0.02)		1.97	1.95	—	—	—	$43.28	4.69	%(d)	1.59%	1.58%	(0.06)%	$5,991	443	%(d)
Year Ended December 31, 2005	$39.85	(0.16)		1.64	1.48	—	—	—	$41.33	3.74%		1.59%	1.59%	(0.41)%	$15,112	761%
Year Ended December 31, 2004	$33.16	(0.03)		6.87	6.84	—	(0.15)	(0.15)	$39.85	20.62%		1.46%	1.46%	(0.09)%	$155,891	525%
Service Class
Year Ended July 31, 2009	$38.09	(0.10	)(e)	(8.00)	(8.10)	—	—	—	$29.99	(21.27)%		2.83%	2.53%	(0.44)%	$1,493	841%
Year Ended July 31, 2008	$45.32	(0.45)		(5.74)	(6.19)	—	(1.04)	(1.04)	$38.09	(13.80)%		3.04%	2.49%	(1.09)%	$1,452	1,567%
Year Ended July 31, 2007	$41.20	(0.40)		4.52	4.12	—	—	—	$45.32	10.00%		2.73%	2.55%	(0.88)%	$2,555	865%
January 1, 2006 through July 31, 2006	$39.57	(0.26)		1.89	1.63	—	—	—	$41.20	4.09	%(d)	2.59%	2.58%	(1.06)%	$7,470	443	%(d)
Year Ended December 31, 2005	$38.50	(0.54)		1.61	1.07	—	—	—	$39.57	2.81%		2.59%	2.59%	(1.41)%	$11,342	761%
Year Ended December 31, 2004	$32.38	(0.38)		6.65	6.27	—	(0.15)	(0.15)	$38.50	19.36%		2.46%	2.46%	(1.09)%	$32,029	525%

Small-Cap Growth ProFund
Investor Class
Year Ended July 31, 2009	$39.16	(0.28)		(8.37)	(8.65)	—	—	—	$30.51	(22.09)%		2.12%	1.60%	(0.97)%	$11,346	1,070%
Year Ended July 31, 2008	$44.76	(0.40)		(2.39)	(2.79)	—	(2.81)	(2.81)	$39.16	(6.48)%		1.93%	1.49%	(0.95)%	$20,822	764%
Year Ended July 31, 2007	$39.36	(0.47)		5.87	5.40	—	—	—	$44.76	13.72%		1.62%	1.56%	(1.07)%	$8,130	732%
January 1, 2006 through July 31, 2006	$38.96	(0.30)		0.70	0.40	—	—	—	$39.36	1.00	%(d)	1.61%	1.61%	(1.24)%	$8,272	369	%(d)
Year Ended December 31, 2005	$36.28	(0.29)		2.97	2.68	—	—	—	$38.96	7.41%		1.55%	1.55%	(0.79)%	$20,799	628%
Year Ended December 31, 2004	$30.20	(0.33)		6.41	6.08	—	—	—	$36.28	20.13%		1.59%	1.59%	(1.00)%	$103,113	854%
Service Class
Year Ended July 31, 2009	$36.54	(0.55)		(7.80)	(8.35)	—	—	—	$28.19	(22.85)%		3.12%	2.60%	(1.97)%	$2,725	1,070%
Year Ended July 31, 2008	$42.36	(0.80)		(2.21)	(3.01)	—	(2.81)	(2.81)	$36.54	(7.41)%		2.93%	2.49%	(1.95)%	$4,677	764%
Year Ended July 31, 2007	$37.65	(0.88)		5.59	4.71	—	—	—	$42.36	12.51%		2.62%	2.56%	(2.07)%	$4,843	732%
January 1, 2006 through July 31, 2006	$37.49	(0.53)		0.69	0.16	—	—	—	$37.65	0.43	%(d)	2.61%	2.61%	(2.24)%	$3,022	369	%(d)
Year Ended December 31, 2005	$35.24	(0.65)		2.90	2.25	—	—	—	$37.49	6.38%		2.55%	2.55%	(1.79)%	$9,510	628%
Year Ended December 31, 2004	$29.64	(0.66)		6.26	5.60	—	—	—	$35.24	18.89%		2.59%	2.59%	(2.00)%	$43,438	854%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

298	:: Financial Highlights

Financial Highlights ::	299

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From								Ratios to Average Net Assets						Supplemental Data
Europe 30 ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital		Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)		Net Expenses(b)		Net Investment Income (Loss)(b)		Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$17.36	0.27		(4.79)	(4.52)	(0.16)	—	(d)	(0.27)	(0.43)	$12.41	(25.49)%		2.03%		1.94%		2.32%		$8,034	2,221%
Year Ended July 31, 2008	$20.45	0.24		(1.83)	(1.59)	(1.50)	—		—	(1.50)	$17.36	(8.74)%		1.67%		1.66%		1.16%		$6,553	1,791%
Year Ended July 31, 2007	$17.21	0.24		3.00	3.24	— (d)	—		—	— (d)	$20.45	18.83%		1.37%		1.37%		1.23%		$18,757	968%
January 1, 2006 through July 31, 2006	$16.00	0.25		0.96	1.21	—	—		—	—	$17.21	7.56	%(e)	1.44%		1.43%		2.49%		$15,318	533	%(e)
Year Ended December 31, 2005	$14.88	0.06		1.07	1.13	(0.01)	—		—	(0.01)	$16.00	7.60%		1.51%		1.51%		0.38%		$49,583	800%
Year Ended December 31, 2004	$12.97	0.02		1.89	1.91	— (d)	—		—	— (d)	$14.88	14.76%		1.56%		1.56%		0.12%		$43,254	742%
Service Class
Year Ended July 31, 2009	$17.64	0.15		(4.83)	(4.68)	—	—		(0.27)	(0.27)	$12.69	(26.16)%		3.03%		2.94%		1.32%		$1,581	2,221%
Year Ended July 31, 2008	$20.56	0.04		(1.88)	(1.84)	(1.08)	—		—	(1.08)	$17.64	(9.66)%		2.67%		2.66%		0.16%		$1,666	1,791%
Year Ended July 31, 2007	$17.45	0.05		3.06	3.11	—	—		—	—	$20.56	17.82%		2.37%		2.37%		0.23%		$2,610	968%
January 1, 2006 through July 31, 2006	$16.32	0.15		0.98	1.13	—	—		—	—	$17.45	6.92	%(e)	2.44%		2.43%		1.49%		$2,190	533	%(e)
Year Ended December 31, 2005	$15.31	(0.09)		1.10	1.01	—	—		—	—	$16.32	6.60%		2.51%		2.51%		(0.62)%		$2,954	800%
Year Ended December 31, 2004	$13.46	(0.12)		1.97	1.85	— (d)	—		—	— (d)	$15.31	13.78%		2.54%		2.54%		(0.86)%		$12,995	742%

UltraBull ProFund
Investor Class
Year Ended July 31, 2009	$50.82	0.10		(25.16)	(25.06)	(0.16)	(0.01)		—	(0.17)	$25.59	(49.27)%		1.65%		1.65%		0.40%		$61,531	697%
Year Ended July 31, 2008	$72.29	0.56		(20.55)	(19.99)	(1.48)	—		—	(1.48)	$50.82	(28.23)%		1.50%		1.50%		0.87%		$94,384	350%
Year Ended July 31, 2007	$58.16	0.69		13.49	14.18	(0.05)	—		—	(0.05)	$72.29	24.38%		1.45%		1.45%		0.98%		$147,984	370%
January 1, 2006 through July 31, 2006	$57.26	0.25		0.65	0.90	—	—		—	—	$58.16	1.59	%(e)	1.45%		1.45%		0.73%		$147,570	418	%(e)
Year Ended December 31, 2005	$55.82	0.22		1.36	1.58	(0.14)	—		—	(0.14)	$57.26	2.84%		1.44%		1.44%		0.41%		$136,495	648%
Year Ended December 31, 2004	$47.52	0.22		8.23	8.45	(0.15)	—		—	(0.15)	$55.82	17.75%		1.44%		1.44%		0.44%		$163,474	447%
Service Class
Year Ended July 31, 2009	$46.70	(0.12)		(23.12)	(23.24)	(0.04)	—	(d)	—	(0.04)	$23.42	(49.77)%		2.65%		2.65%		(0.60)%		$5,752	697%
Year Ended July 31, 2008	$66.58	(0.04	)(f)	(19.03)	(19.07)	(0.81)	—		—	(0.81)	$46.70	(28.98)%		2.50%		2.50%		(0.13)%		$9,534	350%
Year Ended July 31, 2007	$54.03	0.04		12.51	12.55	—	—		—	—	$66.58	23.23%		2.45%		2.45%		(0.02)%		$11,082	370%
January 1, 2006 through July 31, 2006	$53.50	(0.07)		0.60	0.53	—	—		—	—	$54.03	1.01	%(e)	2.45%		2.45%		(0.27)%		$14,081	418	%(e)
Year Ended December 31, 2005	$52.55	(0.29)		1.24	0.95	—	—		—	—	$53.50	1.81%		2.44%		2.44%		(0.59)%		$25,129	648%
Year Ended December 31, 2004	$45.09	(0.15	)(g)	7.76	7.61	(0.15)	—		—	(0.15)	$52.55	16.84	%(g)	2.23	%(g)	2.23	%(g)	(0.35	)%(g)	$17,931	447%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Amount is less than $0.005.
(e)	Not annualized for periods less than one year.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(g)

The per share and ratios shown do not correlate to the ratios of the Investor Class due to the timing of class-specific expenses incurred in relation to fluctuating net assets and reduction in service fees in 2004. The impact to the UltraBull ProFund Service Class expense ratio was a reduction of 0.21%.

See accompanying notes to the financial statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
UltraMid-Cap ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$42.88	(0.09)		(22.19)	(22.28)	(0.01)	(0.01)	$20.59	(51.97)%		1.76%	1.76%	(0.44)%	$28,094	469%
Year Ended July 31, 2008	$52.65	0.16		(9.54)	(9.38)	(0.39)	(0.39)	$42.88	(17.94)%		1.54%	1.54%	0.34%	$50,581	348%
Year Ended July 31, 2007	$42.52	0.33		10.18	10.51	(0.38)	(0.38)	$52.65	24.78%		1.46%	1.46%	0.63%	$84,108	334%
January 1, 2006 through July 31, 2006	$43.66	0.17		(1.31)	(1.14)	—	—	$42.52	(2.61	)%(d)	1.47%	1.47%	0.64%	$82,224	219	%(d)
Year Ended December 31, 2005	$36.84	0.06		6.76	6.82	— (e)	— (e)	$43.66	18.52%		1.49%	1.49%	0.16%	$122,419	402%
Year Ended December 31, 2004	$28.67	(0.10)		8.27	8.17	—	—	$36.84	28.50%		1.51%	1.51%	(0.33)%	$86,392	395%
Service Class
Year Ended July 31, 2009	$40.09	(0.27)		(20.73)	(21.00)	—	—	$19.09	(52.38)%		2.76%	2.76%	(1.44)%	$1,862	469%
Year Ended July 31, 2008	$49.36	(0.31	)(f)	(8.96)	(9.27)	—	—	$40.09	(18.76)%		2.54%	2.54%	(0.66)%	$4,747	348%
Year Ended July 31, 2007	$39.93	(0.17)		9.60	9.43	—	—	$49.36	23.59%		2.46%	2.46%	(0.37)%	$9,209	334%
January 1, 2006 through July 31, 2006	$41.26	(0.08)		(1.25)	(1.33)	—	—	$39.93	(3.20	)%(d)	2.47%	2.47%	(0.36)%	$4,886	219	%(d)
Year Ended December 31, 2005	$35.17	(0.31)		6.40	6.09	—	—	$41.26	17.29%		2.49%	2.49%	(0.84)%	$8,406	402%
Year Ended December 31, 2004	$27.65	(0.39)		7.91	7.52	—	—	$35.17	27.20%		2.49%	2.49%	(1.31)%	$11,245	395%

UltraSmall-Cap ProFund
Investor Class
Year Ended July 31, 2009	$23.26	(0.07)		(12.65)	(12.72)	(0.01)	(0.01)	$10.53	(54.70)%		1.80%	1.80%	(0.73)%	$26,338	203%
Year Ended July 31, 2008	$29.82	0.07		(6.61)	(6.54)	(0.02)	(0.02)	$23.26	(21.93)%		1.49%	1.49%	0.28%	$56,505	142%
Year Ended July 31, 2007	$26.21	0.24		3.42	3.66	(0.05)	(0.05)	$29.82	13.94%		1.42%	1.42%	0.78%	$124,568	182%
January 1, 2006 through July 31, 2006	$25.36	0.11		0.74	0.85	—	—	$26.21	3.35	%(d)	1.39%	1.39%	0.64%	$162,346	27	%(d)
Year Ended December 31, 2005	$25.46	0.14		(0.12)	0.02	(0.12)	(0.12)	$25.36	0.07%		1.41%	1.41%	0.60%	$147,564	481%
Year Ended December 31, 2004	$19.29	(0.04)		6.21	6.17	—	—	$25.46	31.99%		1.40%	1.40%	(0.17)%	$330,905	339%
Service Class
Year Ended July 31, 2009	$21.53	(0.17)		(11.72)	(11.89)	—	—	$9.64	(55.23)%		2.80%	2.80%	(1.73)%	$1,933	203%
Year Ended July 31, 2008	$27.87	(0.17	)(f)	(6.17)	(6.34)	—	—	$21.53	(22.75)%		2.49%	2.49%	(0.72)%	$3,355	142%
Year Ended July 31, 2007	$24.70	(0.05)		3.22	3.17	—	—	$27.87	12.83%		2.42%	2.42%	(0.22)%	$7,170	182%
January 1, 2006 through July 31, 2006	$24.05	(0.05)		0.70	0.65	—	—	$24.70	2.70	%(d)	2.39%	2.39%	(0.36)%	$9,110	27	%(d)
Year Ended December 31, 2005	$24.28	(0.09)		(0.14)	(0.23)	—	—	$24.05	(0.95)%		2.41%	2.41%	(0.40)%	$15,655	481%
Year Ended December 31, 2004	$18.57	(0.23)		5.94	5.71	—	—	$24.28	30.75%		2.38%	2.38%	(1.15)%	$30,658	339%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

300	:: Financial Highlights

Financial Highlights ::	301

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From								Ratios to Average Net Assets						Supplemental Data
UltraDow 30 ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Capital Transactions		Net Asset Value, End of Period	Total Return		Gross Expenses(b)		Net Expenses(b)		Net Investment Income (Loss)(b)		Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$31.25	0.05		(14.16)	(14.11)	(0.18)	—	(0.18)	0.39	(d)	$17.35	(43.87	)%(d)	1.84%		1.84%		0.33%		$13,891	230%
Year Ended July 31, 2008	$44.69	0.52		(13.65)	(13.13)	(0.15)	(0.16)	(0.31)	—		$31.25	(29.58)%		1.55%		1.55%		1.27%		$22,668	282%
Year Ended July 31, 2007	$33.43	0.60		10.93	11.53	(0.13)	(0.14)	(0.27)	—		$44.69	34.58%		1.47%		1.47%		1.45%		$39,544	525%
January 1, 2006 through July 31, 2006	$31.67	0.24		1.52	1.76	—	—	—	—		$33.43	5.56	%(e)	1.49%		1.49%		1.26%		$20,403	995	%(e)
Year Ended December 31, 2005	$33.00	0.32		(1.36)	(1.04)	(0.29)	—	(0.29)	—		$31.67	(3.16)%		1.51%		1.51%		1.03%		$25,747	458%
Year Ended December 31, 2004	$31.29	0.14		1.60	1.74	(0.03)	—	(0.03)	—		$33.00	5.57%		1.49%		1.49%		0.45%		$47,100	825%
Service Class
Year Ended July 31, 2009	$29.98	(0.10	)(f)	(13.59)	(13.69)	(0.04)	—	(0.04)	0.39	(d)	$16.64	(44.37	)%(d)	2.84%		2.84%		(0.67)%		$2,295	230%
Year Ended July 31, 2008	$43.18	0.14		(13.18)	(13.04)	—	(0.16)	(0.16)	—		$29.98	(30.31)%		2.55%		2.55%		0.27%		$2,693	282%
Year Ended July 31, 2007	$32.52	0.21		10.59	10.80	—	(0.14)	(0.14)	—		$43.18	33.25%		2.47%		2.47%		0.45%		$3,475	525%
January 1, 2006 through July 31, 2006	$31.01	0.06		1.45	1.51	—	—	—	—		$32.52	4.90	%(e)	2.49%		2.49%		0.26%		$4,794	995	%(e)
Year Ended December 31, 2005	$32.37	0.01		(1.32)	(1.31)	(0.05)	—	(0.05)	—		$31.01	(4.08)%		2.51%		2.51%		0.03%		$6,498	458%
Year Ended December 31, 2004	$30.97	(0.16)		1.59	1.43	(0.03)	—	(0.03)	—		$32.37	4.62%		2.49%		2.49%		(0.55)%		$7,283	825%

UltraNASDAQ-100 ProFund
Investor Class
Year Ended July 31, 2009	$24.40	(0.12)		(9.44)	(9.56)	—	—	—	—		$14.84	(39.18)%		1.61%		1.61%		(0.99)%		$104,317	338%
Year Ended July 31, 2008	$29.66	(0.14)		(5.12)	(5.26)	—	—	—	—		$24.40	(17.73)%		1.46%		1.46%		(0.48)%		$181,556	291%
Year Ended July 31, 2007	$19.59	(0.08)		10.15	10.07	—	—	—	—		$29.66	51.40%		1.40%		1.40%		(0.30)%		$248,250	156%
January 1, 2006 through July 31, 2006	$24.44	(0.07)		(4.78)	(4.85)	—	—	—	—		$19.59	(19.84	)%(e)	1.37%		1.37%		(0.51)%		$254,137	131	%(e)
Year Ended December 31, 2005	$25.20	(0.11)		(0.65)	(0.76)	—	—	—	—		$24.44	(3.02)%		1.38%		1.38%		(0.47)%		$370,835	157%
Year Ended December 31, 2004	$21.84	(0.03)		3.39	3.36	—	—	—	—		$25.20	15.38%		1.37%		1.37%		(0.14)%		$530,240	159%
Service Class
Year Ended July 31, 2009	$22.28	(0.24)		(8.64)	(8.88)	—	—	—	—		$13.40	(39.86)%		2.61%		2.61%		(1.99)%		$5,274	338%
Year Ended July 31, 2008	$27.34	(0.40)		(4.66)	(5.06)	—	—	—	—		$22.28	(18.51)%		2.46%		2.46%		(1.48)%		$10,493	291%
Year Ended July 31, 2007	$18.24	(0.32)		9.42	9.10	—	—	—	—		$27.34	49.89%		2.40%		2.40%		(1.30)%		$14,774	156%
January 1, 2006 through July 31, 2006	$22.88	(0.20)		(4.44)	(4.64)	—	—	—	—		$18.24	(20.28	)%(e)	2.37%		2.37%		(1.51)%		$21,779	131	%(e)
Year Ended December 31, 2005	$23.83	(0.32)		(0.63)	(0.95)	—	—	—	—		$22.88	(3.99)%		2.38%		2.38%		(1.47)%		$33,407	157%
Year Ended December 31, 2004	$20.59	0.02	(g)	3.22	3.24	—	—	—	—		$23.83	15.74	%(g)	1.11	%(g)	1.11	%(g)	0.12	%(g)	$34,534	159%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

The amounts include a voluntary capital contribution from the Advisor in connection with a reimbursement to the Fund as a result of incorrect shareholder trade information that was used to position the investment portfolio. The contribution represented $0.39 to the net asset value and 2.26% to the total return. Without this contribution, the net asset value and total return would be lower.

(e)	Not annualized for periods less than one year.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(g)

The per share and ratios shown do not correlate to the ratios of the Investor Class due to the timing of class-specific expenses incurred in relation to fluctuating net assets and reduction in service fees in 2004. The impact to the UltraNASDAQ-100 ProFund Service Class expense ratio was a reduction of 1.26%.

See accompanying notes to the financial statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From								Ratios to Average Net Assets			Supplemental Data
UltraInternational ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Capital Transactions		Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$25.09	(0.12)		(13.81)	(13.93)	(0.09)	—	(0.09)	0.07	(d)	$11.14	(55.14	)%(d)	1.84%	1.84%	(1.29)%	$19,350	—
Year Ended July 31, 2008	$36.45	0.79		(11.86)	(11.07)	(0.29)	—	(0.29)	—		$25.09	(30.59)%		1.58%	1.58%	2.33%	$14,995	—
Year Ended July 31, 2007	$27.55	1.30		8.14	9.44	(0.32)	(0.22)	(0.54)	—		$36.45	34.38%		1.48%	1.48%	3.72%	$35,554	—
April 19, 2006 through July 31, 2006(e)	$30.00	0.26		(2.71)	(2.45)	—	—	—	—		$27.55	(8.17	)%(f)	2.34%	1.93%	3.33%	$7,994	—
Service Class
Year Ended July 31, 2009	$24.77	(0.23)		(13.61)	(13.84)	—	—	—	0.07	(d)	$11.00	(55.59	)%(d)	2.84%	2.84%	(2.29)%	$2,355	—
Year Ended July 31, 2008	$36.06	0.45		(11.74)	(11.29)	—	—	—	—		$24.77	(31.31)%		2.58%	2.58%	1.33%	$5,049	—
Year Ended July 31, 2007	$27.47	0.95		8.11	9.06	(0.25)	(0.22)	(0.47)	—		$36.06	33.10%		2.48%	2.48%	2.72%	$6,007	—
April 19, 2006 through July 31, 2006(e)	$30.00	0.18		(2.71)	(2.53)	—	—	—	—		$27.47	(8.43	)%(f)	3.34%	2.93%	2.33%	$1,149	—

UltraEmerging Markets ProFund
Investor Class
Year Ended July 31, 2009	$29.73	0.05		(17.21)	(17.16)	(0.27)	—	(0.27)	—		$12.30	(57.03)%		1.61%	1.61%	0.48%	$88,047	50%
Year Ended July 31, 2008	$45.85	1.10		(2.42)	(1.32)	(0.62)	(14.18)	(14.80)	—		$29.73	(11.04)%		1.44%	1.44%	2.51%	$123,040	381	%(g)
Year Ended July 31, 2007	$24.09	1.38		20.68	22.06	(0.30)	—	(0.30)	—		$45.85	91.96%		1.37%	1.37%	3.89%	$243,763	—
April 19, 2006 through July 31, 2006(e)	$30.00	0.26		(6.17)	(5.91)	—	—	—	—		$24.09	(19.70	)%(f)	1.51%	1.51%	3.97%	$79,136	—
Service Class
Year Ended July 31, 2009	$29.09	(0.05	)(h)	(16.67)	(16.72)	— (i)	—	— (i)	—		$12.37	(57.48)%		2.61%	2.61%	(0.52)%	$7,368	50%
Year Ended July 31, 2008	$45.31	0.67		(2.35)	(1.68)	(0.36)	(14.18)	(14.54)	—		$29.09	(11.93)%		2.44%	2.44%	1.51%	$9,848	381	%(g)
Year Ended July 31, 2007	$24.02	1.01		20.51	21.52	(0.23)	—	(0.23)	—		$45.31	89.91%		2.37%	2.37%	2.89%	$11,471	—
April 19, 2006 through July 31, 2006(e)	$30.00	0.19		(6.17)	(5.98)	—	—	—	—		$24.02	(19.93	)%(f)	2.51%	2.51%	2.97%	$1,310	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

The amounts include a voluntary capital contribution from the Advisor in connection with an investment valuation adjustment. The contribution represented $0.07 to the net asset value and 0.99% to the total return. Without this contribution, the net asset value and total return would be lower.

(e)	Commencement of operations
(f)	Not annualized for periods less than one year.
(g)	The portfolio turnover rate significantly changed from the prior period due to a change in investment strategies that include the purchase of equity securities.
(h)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(i)	Amount is less than $0.005.

See accompanying notes to the financial statements.

302	:: Financial Highlights

Financial Highlights ::	303

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities					Distributions to Shareholders From						Ratios to Average Net Assets				Supplemental Data
UltraLatin America ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)		Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$27.80	0.03		(19.79)		(19.76)	(0.05)	—	(0.05)	$7.99	(70.90)%		1.80%	1.80%		0.53%	$41,757	654%
October 16, 2007 through July 31, 2008(d)	$30.00	0.19		(1.83)		(1.64)	(0.07)	(0.49)	(0.56)	$27.80	(5.47	)%(e)	1.66%	1.66	%(f)	0.75%	$28,156	685	%(e)
Service Class
Year Ended July 31, 2009	$27.66	(0.02	)(g)	(19.69)		(19.71)	— (h)	—	— (h)	$7.95	(71.20)%		2.80%	2.80%		(0.47)%	$5,301	654%
October 16, 2007 through July 31, 2008(d)	$30.00	(0.07	)(g)	(1.73)		(1.80)	(0.05)	(0.49)	(0.54)	$27.66	(6.00	)%(e)	2.66%	2.66	%(f)	(0.25)%	$2,557	685	%(e)

UltraChina ProFund
Investor Class
Year Ended July 31, 2009	$19.09	0.01		(9.16	)(g)	(9.15)	(0.02)	—	(0.02)	$9.92	(47.79)%		1.89%	1.86%		0.17%	$52,400	349%
February 4, 2008 through July 31, 2008(d)	$30.00	0.04		(10.95)		(10.91)	—	—	—	$19.09	(36.37	)%(e)	2.15%	1.95%		0.36%	$12,374	5	%(e)
Service Class
Year Ended July 31, 2009	$18.99	(0.05	)(g)	(9.13	)(g)	(9.18)	—	—	—	$9.81	(48.34)%		2.89%	2.86%		(0.83)%	$3,754	349%
February 4, 2008 through July 31, 2008(d)	$30.00	(0.07	)(g)	(10.94)		(11.01)	—	—	—	$18.99	(36.70	)%(e)	3.15%	2.95%		(0.64)%	$574	5	%(e)

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Commencement of operations
(e)	Not annualized for periods less than one year.
(f)

The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.64% and 2.64% for the Investor Class and Service Class, respectively, for the period ended July 31, 2008.

(g)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(h)	Amount is less than $0.005.

See accompanying notes to the financial statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From								Ratios to Average Net Assets			Supplemental Data
UltraJapan ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital		Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$24.74	(0.12)	(14.17)	(14.29)	(0.09)	(0.03)		—	(0.12)	$10.33	(57.68)%		1.84%	1.84%	(1.15)%	$25,137	—
Year Ended July 31, 2008	$47.88	0.69	(21.03)	(20.34)	(2.80)	—	(d)	—	(2.80)	$24.74	(44.16)%		1.66%	1.66%	2.09%	$63,590	—
Year Ended July 31, 2007	$58.53	1.87	12.42	14.29	(1.79)	—		(23.15)	(24.94)	$47.88	23.46%		1.57%	1.57%	3.34%	$111,087	—
January 1, 2006 through July 31, 2006	$64.64	0.63	(6.74)	(6.11)	—	—		—	—	$58.53	(9.45	)%(e)	1.54%	1.54%	1.67%	$196,279	—
Year Ended December 31, 2005	$33.92	(0.12)	30.84	30.72	—	—		—	—	$64.64	90.57%		1.55%	1.55%	(0.26)%	$416,150	—
Year Ended December 31, 2004	$30.91	(0.41)	3.42	3.01	—	—		—	—	$33.92	9.74%		1.65%	1.65%	(1.24)%	$48,512	—
Service Class
Year Ended July 31, 2009	$23.24	(0.21)	(13.29)	(13.50)	—	—		—	—	$9.74	(58.09)%		2.84%	2.84%	(2.15)%	$797	—
Year Ended July 31, 2008	$44.57	0.36	(19.73)	(19.37)	(1.96)	—	(d)	—	(1.96)	$23.24	(44.74)%		2.66%	2.66%	1.09%	$1,103	—
Year Ended July 31, 2007	$55.85	1.34	11.77	13.11	(1.24)	—		(23.15)	(24.39)	$44.57	22.25%		2.57%	2.57%	2.34%	$4,915	—
January 1, 2006 through July 31, 2006	$62.06	0.27	(6.48)	(6.21)	—	—		—	—	$55.85	(10.01	)%(e)	2.54%	2.54%	0.67%	$6,939	—
Year Ended December 31, 2005	$32.88	(0.58)	29.76	29.18	—	—		—	—	$62.06	88.75%		2.55%	2.55%	(1.26)%	$31,412	—
Year Ended December 31, 2004	$30.27	(0.74)	3.35	2.61	—	—		—	—	$32.88	8.62%		2.63%	2.63%	(2.22)%	$1,478	—

Bear ProFund
Investor Class
Year Ended July 31, 2009	$29.15	(0.37)	1.43	1.06	(0.07)	—		(1.86)	(1.93)	$28.28	2.26%		1.68%	1.68%	(1.09)%	$74,982	—
Year Ended July 31, 2008	$26.32	0.39	3.28	3.67	(0.83)	(0.01)		—	(0.84)	$29.15	14.48%		1.56%	1.56%	1.41%	$157,729	—
Year Ended July 31, 2007	$29.96	1.02	(3.11)	(2.09)	(1.55)	—	(d)	—	(1.55)	$26.32	(6.91)%		1.56%	1.48%	3.80%	$38,299	—
January 1, 2006 through July 31, 2006	$29.85	0.55	(0.44)	0.11	—	—		—	—	$29.96	0.40	%(e)	1.57%	1.57%	3.20%	$52,504	—
Year Ended December 31, 2005	$30.82	0.50	(0.84)	(0.34)	(0.61)	(0.02)		—	(0.63)	$29.85	(1.11)%		1.56%	1.56%	1.60%	$30,002	—
Year Ended December 31, 2004	$34.19	(0.09)	(3.28)	(3.37)	—	—		—	—	$30.82	(9.86)%		1.51%	1.51%	(0.26)%	$26,624	—
Service Class
Year Ended July 31, 2009	$30.02	(0.71)	1.47	0.76	—	—		(1.86)	(1.86)	$28.92	1.24%		2.68%	2.68%	(2.09)%	$2,308	—
Year Ended July 31, 2008	$26.57	0.11	3.42	3.53	(0.08)	—	(d)	—	(0.08)	$30.02	13.33%		2.56%	2.56%	0.41%	$2,797	—
Year Ended July 31, 2007	$28.82	0.75	(3.00)	(2.25)	—	—		—	—	$26.57	(7.81)%		2.56%	2.48%	2.80%	$2,079	—
January 1, 2006 through July 31, 2006	$28.87	0.38	(0.43)	(0.05)	—	—		—	—	$28.82	(0.17	)%(e)	2.57%	2.57%	2.20%	$12,469	—
Year Ended December 31, 2005	$29.48	0.20	(0.81)	(0.61)	—	—		—	—	$28.87	(2.07)%		2.56%	2.56%	0.60%	$3,400	—
Year Ended December 31, 2004	$33.02	(0.41)	(3.13)	(3.54)	—	—		—	—	$29.48	(10.72)%		2.50%	2.50%	(1.25)%	$1,266	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)	Amount is less than $0.005.
(e)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

304	:: Financial Highlights

Financial Highlights ::	305

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From							Ratios to Average Net Assets			Supplemental Data
Short Small-Cap ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions	Capital Transactions		Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$16.40	(0.22)	(0.84)		(1.06)	(0.28)	(0.28)	—		$15.06	(6.87)%		1.82%	1.82%	(1.17)%	$16,287	—
Year Ended July 31, 2008	$16.48	0.35	0.40	(d)	0.75	(0.83)	(0.83)	—		$16.40	4.80%		1.62%	1.62%	2.13%	$10,935	—
Year Ended July 31, 2007	$18.58	0.62	(1.73)		(1.11)	(0.99)	(0.99)	—		$16.48	(5.72)%		1.58%	1.58%	3.70%	$25,758	—
January 1, 2006 through July 31, 2006	$19.05	0.35	(0.82)		(0.47)	—	—	—		$18.58	(2.47	)%(e)	1.52%	1.52%	3.37%	$50,983	—
Year Ended December 31, 2005	$20.23	0.32	(0.83)		(0.51)	(0.67)	(0.67)	—		$19.05	(2.52)%		1.51%	1.51%	1.54%	$18,384	—
Year Ended December 31, 2004	$24.35	(0.08)	(4.04)		(4.12)	—	—	—		$20.23	(16.92)%		1.51%	1.51%	(0.36)%	$10,318	—
Service Class
Year Ended July 31, 2009	$17.30	(0.41)	(0.93)		(1.34)	—	—	—		$15.96	(7.75)%		2.82%	2.82%	(2.17)%	$6,013	—
Year Ended July 31, 2008	$17.25	0.18	0.46	(d)	0.64	(0.59)	(0.59)	—		$17.30	3.89%		2.62%	2.62%	1.13%	$1,241	—
Year Ended July 31, 2007	$18.50	0.45	(1.70)		(1.25)	—	—	—		$17.25	(6.76)%		2.58%	2.58%	2.70%	$992	—
January 1, 2006 through July 31, 2006	$19.10	0.25	(0.85)		(0.60)	—	—	—		$18.50	(3.14	)%(e)	2.52%	2.52%	2.37%	$2,084	—
Year Ended December 31, 2005	$19.78	0.12	(0.80)		(0.68)	—	—	—		$19.10	(3.44)%		2.51%	2.51%	0.54%	$287	—
Year Ended December 31, 2004	$24.02	(0.31)	(3.93)		(4.24)	—	—	—		$19.78	(17.65)%		2.51%	2.51%	(1.36)%	$533	—

Short NASDAQ-100 ProFund
Investor Class
Year Ended July 31, 2009	$15.29	(0.25)	(2.26	)(d)	(2.51)	(0.06)	(0.06)	1.44	(f)	$14.16	(7.10	)%(f)	1.99%	1.86%	(1.43)%	$9,957	—
Year Ended July 31, 2008	$16.24	0.29	0.08	(d)	0.37	(1.32)	(1.32)	—		$15.29	3.15%		1.74%	1.71%	1.85%	$11,365	—
Year Ended July 31, 2007	$20.91	0.71	(4.14)		(3.43)	(1.24)	(1.24)	—		$16.24	(16.68)%		1.54%	1.49%	3.93%	$12,814	—
January 1, 2006 through July 31, 2006	$18.69	0.38	1.84		2.22	—	—	—		$20.91	11.88	%(e)	1.50%	1.50%	3.34%	$103,936	—
Year Ended December 31, 2005	$18.70	0.30	(0.06)		0.24	(0.25)	(0.25)	—		$18.69	1.27%		1.52%	1.52%	1.54%	$31,722	—
Year Ended December 31, 2004	$21.10	(0.05)	(2.35)		(2.40)	—	—	—		$18.70	(11.33)%		1.51%	1.51%	(0.22)%	$6,604	—
Service Class
Year Ended July 31, 2009	$15.33	(0.44)	(2.24	)(d)	(2.68)	—	—	1.44	(f)	$14.09	(8.09	)%(f)	2.99%	2.86%	(2.43)%	$137	—
Year Ended July 31, 2008	$15.96	0.13	0.12	(d)	0.25	(0.88)	(0.88)	—		$15.33	2.16%		2.74%	2.71%	0.85%	$479	—
Year Ended July 31, 2007	$20.35	0.54	(4.07)		(3.53)	(0.86)	(0.86)	—		$15.96	(17.59)%		2.54%	2.49%	2.93%	$4,424	—
January 1, 2006 through July 31, 2006	$18.27	0.27	1.81		2.08	—	—	—		$20.35	11.38	%(e)	2.50%	2.50%	2.34%	$9,666	—
Year Ended December 31, 2005	$18.22	0.11	(0.06)		0.05	—	—	—		$18.27	0.27%		2.52%	2.52%	0.54%	$4,006	—
Year Ended December 31, 2004	$20.79	(0.26)	(2.31)		(2.57)	—	—	—		$18.22	(12.36)%		2.51%	2.51%	(1.22)%	$1,106	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Not annualized for periods less than one year.
(f)

The amounts include a voluntary capital contribution from the Advisor in connection with a reimbursement to the Fund as a result of incorrect shareholder trade information that was used to position the investment portfolio. The contribution represented $1.44 to the net asset value and 7.19% to the total return. Without this contribution, the net asset value and total return would be lower.

See accompanying notes to the financial statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities					Distributions to Shareholders From							Ratios to Average Net Assets						Supplemental Data
UltraBear ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Return of Capital		Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)		Net Expenses(b)		Net Investment Income (Loss)(b)		Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$16.10	(0.22)		(2.06	)(d)	(2.28)	(0.05)	(0.08)		(0.13)	$13.69	(14.45)%		1.59%		1.59%		(1.07)%		$73,061	—
Year Ended July 31, 2008	$13.62	0.26		2.68		2.94	(0.46)	—	(e)	(0.46)	$16.10	22.51%		1.49%		1.49%		1.85%		$122,417	—
Year Ended July 31, 2007	$17.28	0.55		(3.53)		(2.98)	(0.68)	—	(e)	(0.68)	$13.62	(17.28)%		1.42%		1.42%		3.88%		$100,229	—
January 1, 2006 through July 31, 2006	$17.59	0.32		(0.63)		(0.31)	—	—		—	$17.28	(1.76	)%(f)	1.40%		1.40%		3.27%		$135,333	—
Year Ended December 31, 2005	$18.82	0.34		(1.18)		(0.84)	(0.38)	(0.01)		(0.39)	$17.59	(4.43)%		1.41%		1.41%		1.77%		$90,197	—
Year Ended December 31, 2004	$23.42	(0.04)		(4.56)		(4.60)	—	—		—	$18.82	(19.64)%		1.43%		1.43%		(0.19)%		$77,863	—
Service Class
Year Ended July 31, 2009	$16.19	(0.42)		(2.05	)(d)	(2.47)	—	—		—	$13.72	(15.26)%		2.58%		2.58%		(2.06)%		$6,555	—
Year Ended July 31, 2008	$13.57	0.12		2.73		2.85	(0.23)	—	(e)	(0.23)	$16.19	21.45%		2.49%		2.49%		0.85%		$10,981	—
Year Ended July 31, 2007	$17.21	0.41		(3.52)		(3.11)	(0.53)	—	(e)	(0.53)	$13.57	(18.09)%		2.42%		2.42%		2.88%		$11,326	—
January 1, 2006 through July 31, 2006	$17.61	0.22		(0.62)		(0.40)	—	—		—	$17.21	(2.27	)%(f)	2.40%		2.40%		2.27%		$13,984	—
Year Ended December 31, 2005	$18.76	0.15		(1.16)		(1.01)	(0.14)	—	(e)	(0.14)	$17.61	(5.36)%		2.41%		2.41%		0.77%		$6,735	—
Year Ended December 31, 2004	$23.53	(0.21	)(g)	(4.56)		(4.77)	—	—		—	$18.76	(20.27	)%(g)	2.20	%(g)	2.20	%(g)	(0.96	)%(g)	$6,899	—

UltraShort Mid-Cap ProFund
Investor Class
Year Ended July 31, 2009	$13.73	(0.23)		(3.09)		(3.32)	(0.35)	—		(0.35)	$10.06	(25.44)%		1.87%		1.79%		(1.33)%		$6,389	—
Year Ended July 31, 2008	$13.20	0.31		0.40		0.71	(0.18)	—		(0.18)	$13.73	5.50%		1.63%		1.57%		2.30%		$7,390	—
Year Ended July 31, 2007	$17.36	0.54		(3.97)		(3.43)	(0.73)	—		(0.73)	$13.20	(20.08)%		1.67%		1.53%		3.79%		$18,616	—
January 1, 2006 through July 31, 2006	$17.35	0.31		(0.30)		0.01	—	—		—	$17.36	0.06	%(f)	1.59%		1.58%		3.24%		$29,637	—
Year Ended December 31, 2005	$21.95	0.33		(4.59)		(4.26)	(0.34)	—		(0.34)	$17.35	(19.37)%		1.74%		1.68%		1.62%		$11,936	—
January 30, 2004 through December 31, 2004(h)	$30.00	(0.13)		(7.92)		(8.05)	—	—		—	$21.95	(26.83	)%(f)	1.82%		1.82%		(0.49)%		$3,533	—
Service Class
Year Ended July 31, 2009	$13.53	(0.40)		(3.11)		(3.51)	(0.09)	—		(0.09)	$9.93	(26.27)%		2.87%		2.79%		(2.33)%		$277	—
Year Ended July 31, 2008	$13.00	0.17		0.40		0.57	(0.04)	—		(0.04)	$13.53	4.39%		2.63%		2.57%		1.30%		$1,813	—
Year Ended July 31, 2007	$17.02	0.40		(3.92)		(3.52)	(0.50)	—		(0.50)	$13.00	(20.88)%		2.67%		2.53%		2.79%		$5,072	—
January 1, 2006 through July 31, 2006	$17.12	0.21		(0.31)		(0.10)	—	—		—	$17.02	(0.58	)%(f)	2.59%		2.58%		2.24%		$2,452	—
Year Ended December 31, 2005	$21.71	0.13		(4.52)		(4.39)	(0.20)	—		(0.20)	$17.12	(20.21)%		2.74%		2.68%		0.62%		$1,632	—
January 30, 2004 through December 31, 2004(h)	$30.00	(0.39)		(7.90)		(8.29)	—	—		—	$21.71	(27.63	)%(f)	2.82%		2.82%		(1.49)%		$463	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Amount is less than $0.005.
(f)	Not annualized for periods less than one year.
(g)

The per share and ratios shown do not correlate to the ratios of Investor Class due to the timing of class-specific expenses incurred in relation to fluctuating net assets and reduction in service fees in 2004. The impact to the UltraBear ProFund Service Class expense ratio was a reduction of 0.23%.

(h)	Commencement of operations

See accompanying notes to the financial statements.

306	:: Financial Highlights

Financial Highlights ::	307

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
UltraShort Small-Cap ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$13.73	(0.13)	(4.10	)(d)	(4.23)	(1.27)	—	(1.27)	$8.23	(35.45)%		2.05%	1.88%	(0.95)%	$20,224	—
Year Ended July 31, 2008	$13.99	0.30	(0.25	)(d)	0.05	(0.31)	—	(0.31)	$13.73	0.45%		1.46%	1.46%	2.10%	$134,257	—
Year Ended July 31, 2007	$17.76	0.54	(3.50)		(2.96)	(0.81)	—	(0.81)	$13.99	(16.37)%		1.44%	1.44%	3.87%	$273,206	—
January 1, 2006 through July 31, 2006	$19.32	0.34	(1.90)		(1.56)	—	—	—	$17.76	(8.07	)%(e)	1.43%	1.43%	3.41%	$264,378	—
Year Ended December 31, 2005	$21.78	0.41	(2.42)		(2.01)	(0.45)	—	(0.45)	$19.32	(9.21)%		1.43%	1.43%	1.83%	$131,805	—
January 30, 2004 through December 31, 2004(f)	$30.00	(0.02)	(8.20)		(8.22)	—	—	—	$21.78	(27.40	)%(e)	1.35%	1.35%	(0.06)%	$15,813	—
Service Class
Year Ended July 31, 2009	$13.74	(0.27)	(4.46	)(d)	(4.73)	(0.45)	—	(0.45)	$8.56	(36.03)%		3.05%	2.88%	(1.95)%	$13,639	—
Year Ended July 31, 2008	$14.01	0.16	(0.23	)(d)	(0.07)	(0.20)	—	(0.20)	$13.74	(0.47)%		2.46%	2.46%	1.10%	$9,994	—
Year Ended July 31, 2007	$17.72	0.40	(3.49)		(3.09)	(0.62)	—	(0.62)	$14.01	(17.24)%		2.44%	2.44%	2.87%	$17,457	—
January 1, 2006 through July 31, 2006	$19.38	0.24	(1.90)		(1.66)	—	—	—	$17.72	(8.57	)%(e)	2.43%	2.43%	2.41%	$28,507	—
Year Ended December 31, 2005	$21.59	0.18	(2.39)		(2.21)	—	—	—	$19.38	(10.24)%		2.43%	2.43%	0.83%	$3,275	—
January 30, 2004 through December 31, 2004(f)	$30.00	(0.31)	(8.10)		(8.41)	—	—	—	$21.59	(28.03	)%(e)	2.35%	2.35%	(1.06)%	$1,187	—

UltraShort Dow 30 ProFund
Investor Class
Year Ended July 31, 2009	$20.35	(0.31)	(2.57	)(d)	(2.88)	—	(0.10)	(0.10)	$17.37	(14.26)%		1.86%	1.86%	(1.31)%	$10,516	—
Year Ended July 31, 2008	$17.09	0.31	3.67		3.98	(0.72)	—	(0.72)	$20.35	24.47%		1.66%	1.66%	1.75%	$16,981	—
Year Ended July 31, 2007	$23.23	0.69	(6.09)		(5.40)	(0.74)	—	(0.74)	$17.09	(23.47)%		1.55%	1.55%	3.73%	$17,448	—
January 1, 2006 through July 31, 2006	$25.04	0.43	(2.24)		(1.81)	—	—	—	$23.23	(7.23	)%(e)	1.52%	1.52%	3.17%	$15,295	—
Year Ended December 31, 2005	$25.20	0.44	(0.24)		0.20	(0.36)	—	(0.36)	$25.04	0.82%		1.65%	1.65%	1.68%	$16,498	—
July 22, 2004 through December 31, 2004(f)	$30.00	(0.04)	(4.76)		(4.80)	—	—	—	$25.20	(16.00	)%(e)	2.26%	1.95%	(0.30)%	$2,520	—
Service Class
Year Ended July 31, 2009	$20.27	(0.55)	(2.50	)(d)	(3.05)	—	(0.10)	(0.10)	$17.12	(15.15)%		2.86%	2.86%	(2.31)%	$127	—
Year Ended July 31, 2008	$16.78	0.13	3.69		3.82	(0.33)	—	(0.33)	$20.27	23.32%		2.66%	2.66%	0.75%	$1,176	—
Year Ended July 31, 2007	$22.94	0.51	(6.03)		(5.52)	(0.64)	—	(0.64)	$16.78	(24.26)%		2.55%	2.55%	2.73%	$3,347	—
January 1, 2006 through July 31, 2006	$24.88	0.30	(2.24)		(1.94)	—	—	—	$22.94	(7.76	)%(e)	2.52%	2.52%	2.17%	$802	—
Year Ended December 31, 2005	$25.09	0.18	(0.24)		(0.06)	(0.15)	—	(0.15)	$24.88	(0.29)%		2.65%	2.65%	0.68%	$1,112	—
July 22, 2004 through December 31, 2004(f)	$30.00	(0.17)	(4.74)		(4.91)	—	—	—	$25.09	(16.37	)%(e)	3.26%	2.95%	(1.30)%	$546	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Not annualized for periods less than one year.
(f)	Commencement of operations

See accompanying notes to the financial statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
UltraShort NASDAQ-100 ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$10.77	(0.13)	(2.80	)(d)	(2.93)	(0.14)	(0.06)	(0.20)	$7.64	(28.19)%		1.67%	1.67%	(1.01)%	$39,663	—
Year Ended July 31, 2008	$11.63	0.22	(0.48	)(d)	(0.26)	(0.60)	— (e)	(0.60)	$10.77	(1.17)%		1.50%	1.50%	2.05%	$118,583	—
Year Ended July 31, 2007	$18.54	0.54	(6.87)		(6.33)	(0.58)	—	(0.58)	$11.63	(34.58)%		1.41%	1.41%	3.96%	$119,669	—
January 1, 2006 through July 31, 2006	$15.30	0.30	2.94		3.24	—	—	—	$18.54	21.18	%(f)	1.38%	1.38%	3.25%	$222,887	—
Year Ended December 31, 2005	$15.83	0.31	(0.50)		(0.19)	(0.28)	(0.06)	(0.34)	$15.30	(1.18)%		1.39%	1.39%	1.75%	$180,687	—
Year Ended December 31, 2004	$20.92	(0.03)	(5.06)		(5.09)	—	—	—	$15.83	(24.33)%		1.41%	1.41%	(0.13)%	$119,685	—
Service Class
Year Ended July 31, 2009	$11.39	(0.24)	(3.05	)(d)	(3.29)	—	—	—	$8.10	(28.88)%		2.67%	2.67%	(2.01)%	$39,465	—
Year Ended July 31, 2008	$12.09	0.11	(0.46	)(d)	(0.35)	(0.35)	— (e)	(0.35)	$11.39	(2.29)%		2.50%	2.50%	1.05%	$2,251	—
Year Ended July 31, 2007	$19.17	0.39	(7.08)		(6.69)	(0.39)	—	(0.39)	$12.09	(35.17)%		2.41%	2.41%	2.96%	$3,226	—
January 1, 2006 through July 31, 2006	$15.91	0.20	3.06		3.26	—	—	—	$19.17	20.49	%(f)	2.38%	2.38%	2.25%	$10,108	—
Year Ended December 31, 2005	$16.43	0.12	(0.48)		(0.36)	(0.13)	(0.03)	(0.16)	$15.91	(2.19)%		2.39%	2.39%	0.75%	$6,847	—
Year Ended December 31, 2004	$21.92	(0.24)	(5.25)		(5.49)	—	—	—	$16.43	(25.05)%		2.39%	2.39%	(1.11)%	$4,280	—

UltraShort International ProFund
Investor Class
Year Ended July 31, 2009	$25.48	(0.26)	(8.44)		(8.70)	(0.40)	—	(0.40)	$16.38	(34.83)%		1.72%	1.72%	(0.84)%	$10,331	—
Year Ended July 31, 2008	$21.88	0.43	4.05	(d)	4.48	(0.88)	—	(0.88)	$25.48	21.69%		1.62%	1.62%	1.93%	$45,556	—
Year Ended July 31, 2007	$30.58	1.01	(9.26)		(8.25)	(0.45)	—	(0.45)	$21.88	(27.12)%		1.52%	1.52%	3.89%	$25,156	—
April 19, 2006 through July 31, 2006(g)	$30.00	0.37	0.21		0.58	—	—	—	$30.58	1.93	%(f)	1.50%	1.50%	3.96%	$24,629	—
Service Class
Year Ended July 31, 2009	$25.49	(0.59)	(8.42)		(9.01)	(0.06)	—	(0.06)	$16.42	(35.45)%		2.72%	2.72%	(1.84)%	$531	—
Year Ended July 31, 2008	$22.00	0.20	4.08	(d)	4.28	(0.79)	—	(0.79)	$25.49	20.48%		2.62%	2.62%	0.93%	$3,491	—
Year Ended July 31, 2007	$30.46	0.78	(9.24)		(8.46)	—	—	—	$22.00	(27.77)%		2.52%	2.52%	2.89%	$404	—
April 19, 2006 through July 31, 2006(g)	$30.00	0.27	0.19		0.46	—	—	—	$30.46	1.53	%(f)	2.50%	2.50%	2.96%	$47	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Amount is less than $0.005.
(f)	Not annualized for periods less than one year.
(g)	Commencement of operations

See accompanying notes to the financial statements.

308	:: Financial Highlights

Financial Highlights ::	309

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities					Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
UltraShort Emerging Markets ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$8.22	(0.05)		(5.19	)(d)	(5.24)	(0.16)	(0.16)	$2.82	(65.05)%		1.74%	1.69%	(0.62)%	$8,340	—
Year Ended July 31, 2008	$13.51	0.20		(4.88)		(4.68)	(0.61)	(0.61)	$8.22	(33.95)%		1.53%	1.53%	2.35%	$66,212	—
Year Ended July 31, 2007	$31.85	0.80		(18.17)		(17.37)	(0.97)	(0.97)	$13.51	(55.55)%		1.49%	1.49%	4.17%	$80,862	—
April 19, 2006 through July 31, 2006(e)	$30.00	0.43		1.42		1.85	—	—	$31.85	6.17	%(f)	1.50%	1.50%	4.15%	$36,733	—
Service Class
Year Ended July 31, 2009	$8.23	(0.14)		(5.24	)(d)	(5.38)	—	—	$2.85	(65.37)%		2.74%	2.69%	(1.62)%	$575	—
Year Ended July 31, 2008	$13.53	0.12		(4.87)		(4.75)	(0.55)	(0.55)	$8.23	(34.52)%		2.53%	2.53%	1.35%	$4,705	—
Year Ended July 31, 2007	$31.74	0.59		(18.13)		(17.54)	(0.67)	(0.67)	$13.53	(55.97)%		2.49%	2.49%	3.17%	$1,505	—
April 19, 2006 through July 31, 2006(e)	$30.00	0.32		1.42		1.74	—	—	$31.74	5.80	%(f)	2.50%	2.50%	3.15%	$1,938	—

UltraShort Latin America ProFund
Investor Class
Year Ended July 31, 2009	$18.90	(0.15)		(13.85)		(14.00)	—	—	$4.90	(74.07)%		2.23%	1.80%	(1.25)%	$3,655	—
October 16, 2007 through July 31, 2008(e)	$30.00	0.13		(11.14)		(11.01)	(0.09)	(0.09)	$18.90	(36.75	)%(f)	2.66%	1.95%	0.88%	$3,113	—
Service Class
Year Ended July 31, 2009	$18.80	(0.22)		(13.76)		(13.98)	—	—	$4.82	(74.35)%		3.23%	2.80%	(2.25)%	$3,910	—
October 16, 2007 through July 31, 2008(e)	$30.00	(0.02	)(d)	(11.10)		(11.12)	(0.08)	(0.08)	$18.80	(37.15	)%(f)	3.66%	2.95%	(0.12)%	$43	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Commencement of operations
(f)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities					Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
UltraShort China ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$35.97	(0.35)		(24.54)		(24.89)	—	—	$11.08	(69.20)%		3.27%	1.95%	(1.12)%	$4,213	—
February 4, 2008 through July 31, 2008(d)	$30.00	0.05		5.92		5.97	—	—	$35.97	19.90	%(e)	2.65%	1.94%	0.31%	$4,656	—
Service Class
Year Ended July 31, 2009	$35.79	(0.67)		(24.21)		(24.88)	—	—	$10.91	(69.52)%		4.27%	2.95%	(2.12)%	$12	—
February 4, 2008 through July 31, 2008(d)	$30.00	(0.11	)(f)	5.90		5.79	—	—	$35.79	19.30	%(e)	3.65%	2.94%	(0.69)%	$310	—

UltraShort Japan ProFund
Investor Class
Year Ended July 31, 2009	$37.52	(0.45)		(9.56	)(f)	(10.01)	—	—	$27.51	(26.68)%		2.14%	1.63%	(0.98)%	$7,458	—
Year Ended July 31, 2008	$26.89	0.56		10.77		11.33	(0.70)	(0.70)	$37.52	42.70%		1.75%	1.67%	1.60%	$7,404	—
Year Ended July 31, 2007	$34.95	0.92		(8.22)		(7.30)	(0.76)	(0.76)	$26.89	(20.90)%		1.95%	1.95%	3.31%	$6,085	—
March 29, 2006 through July 31, 2006(d)	$30.00	0.33		4.62		4.95	—	—	$34.95	16.50	%(e)	2.60%	1.95%	2.83%	$4,865	—
Service Class
Year Ended July 31, 2009	$37.97	(0.93)		(9.49	)(f)	(10.42)	—	—	$27.55	(27.44)%		3.14%	2.63%	(1.98)%	$226	—
Year Ended July 31, 2008	$27.26	0.19		10.98		11.17	(0.46)	(0.46)	$37.97	41.33%		2.75%	2.67%	0.60%	$773	—
Year Ended July 31, 2007	$34.84	0.61		(8.19)		(7.58)	—	—	$27.26	(21.76)%		2.95%	2.95%	2.31%	$252	—
March 29, 2006 through July 31, 2006(d)	$30.00	0.21		4.63		4.84	—	—	$34.84	16.13	%(e)	3.60%	2.95%	1.83%	$336	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)	Commencement of operations
(e)	Not annualized for periods less than one year.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

310	:: Financial Highlights

Financial Highlights ::	311

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
Banks UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$18.02	0.03		(12.04)	(12.01)	(0.38)	(0.38)	$5.63	(67.23)%		1.92%	1.63%	0.50%	$13,855	1,350%
Year Ended July 31, 2008	$36.99	0.82		(19.52)	(18.70)	(0.27)	(0.27)	$18.02	(50.80)%		1.98%	1.55%	3.54%	$16,348	1,222%
Year Ended July 31, 2007	$42.01	1.00		(5.34)	(4.34)	(0.68)	(0.68)	$36.99	(10.64)%		1.93%	1.57%	2.30%	$2,811	636%
January 1, 2006 through July 31, 2006	$38.34	0.45		3.22	3.67	—	—	$42.01	9.57	%(d)	2.10%	1.58%	1.95%	$5,853	879	%(d)
Year Ended December 31, 2005	$39.39	0.74		(1.47)	(0.73)	(0.32)	(0.32)	$38.34	(1.85)%		2.40%	1.68%	1.97%	$6,176	1,038%
Year Ended December 31, 2004	$33.91	0.36		5.53	5.89	(0.41)	(0.41)	$39.39	17.36%		1.95%	1.95%	1.01%	$5,063	819%
Service Class
Year Ended July 31, 2009	$18.29	(0.03	)(e)	(12.24)	(12.27)	(0.31)	(0.31)	$5.71	(67.51)%		2.92%	2.63%	(0.50)%	$1,178	1,350%
Year Ended July 31, 2008	$37.70	0.56		(19.85)	(19.29)	(0.12)	(0.12)	$18.29	(51.30)%		2.98%	2.55%	2.54%	$1,985	1,222%
Year Ended July 31, 2007	$42.67	0.56		(5.47)	(4.91)	(0.06)	(0.06)	$37.70	(11.54)%		2.93%	2.57%	1.30%	$422	636%
January 1, 2006 through July 31, 2006	$39.16	0.22		3.29	3.51	—	—	$42.67	8.96	%(d)	3.10%	2.58%	0.95%	$1,834	879	%(d)
Year Ended December 31, 2005	$40.38	0.36		(1.52)	(1.16)	(0.06)	(0.06)	$39.16	(2.87)%		3.40%	2.68%	0.97%	$1,046	1,038%
Year Ended December 31, 2004	$35.12	(0.01)		5.68	5.67	(0.41)	(0.41)	$40.38	16.14%		2.95%	2.95%	0.01%	$2,203	819%

Basic Materials UltraSector ProFund
Investor Class
Year Ended July 31, 2009	$62.92	0.09		(35.92)	(35.83)	(0.21)	(0.21)	$26.88	(56.78)%		1.74%	1.74%	0.36%	$31,938	381%
Year Ended July 31, 2008	$55.39	0.42		7.66 (e)	8.08	(0.55)	(0.55)	$62.92	14.57%		1.56%	1.56%	0.66%	$78,070	273%
Year Ended July 31, 2007	$39.89	0.69		16.01	16.70	(1.20)	(1.20)	$55.39	42.52%		1.53%	1.53%	1.35%	$47,109	530%
January 1, 2006 through July 31, 2006	$38.58	0.45		0.86	1.31	—	—	$39.89	3.40	%(d)	1.49%	1.49%	1.81%	$13,351	282	%(d)
Year Ended December 31, 2005	$38.01	0.29		0.32	0.61	(0.04)	(0.04)	$38.58	1.61%		1.68%	1.68%	0.79%	$45,056	677%
Year Ended December 31, 2004	$33.21	(0.06)		4.86	4.80	—	—	$38.01	14.45%		1.87%	1.87%	(0.18)%	$10,727	723%
Service Class
Year Ended July 31, 2009	$61.74	(0.13	)(e)	(35.20)	(35.33)	—	—	$26.41	(57.22)%		2.74%	2.74%	(0.64)%	$5,009	381%
Year Ended July 31, 2008	$54.44	(0.20	)(e)	7.50 (e)	7.30	— (f)	— (f)	$61.74	13.41%		2.56%	2.56%	(0.34)%	$5,108	273%
Year Ended July 31, 2007	$38.84	0.19		15.71	15.90	(0.30)	(0.30)	$54.44	41.10%		2.53%	2.53%	0.35%	$6,321	530%
January 1, 2006 through July 31, 2006	$37.78	0.20		0.86	1.06	—	—	$38.84	2.81	%(d)	2.49%	2.49%	0.81%	$1,870	282	%(d)
Year Ended December 31, 2005	$37.52	(0.08)		0.34	0.26	—	—	$37.78	0.69%		2.68%	2.68%	(0.21)%	$1,222	677%
Year Ended December 31, 2004	$33.11	(0.39)		4.80	4.41	—	—	$37.52	13.32%		2.87%	2.87%	(1.18)%	$1,278	723%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(f)	Amount is less than $0.005.

See accompanying notes to the financial statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
Biotechnology UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$70.12	(0.74)		(14.08)	(14.82)	—	—	$55.30	(21.14)%		1.73%	1.72%	(1.43)%	$14,796	519%
Year Ended July 31, 2008	$51.15	(0.29)		19.26	18.97	—	—	$70.12	37.09%		1.60%	1.55%	(0.54)%	$75,766	373%
Year Ended July 31, 2007	$52.17	(0.13)		(0.89)	(1.02)	—	—	$51.15	(1.96)%		1.56%	1.56%	(0.24)%	$23,912	396%
January 1, 2006 through July 31, 2006	$58.85	(0.13)		(6.55)	(6.68)	—	—	$52.17	(11.35	)%(d)	1.58%	1.58%	(0.40)%	$20,889	255	%(d)
Year Ended December 31, 2005	$46.23	(0.38)		13.00	12.62	—	—	$58.85	27.30%		1.58%	1.58%	(0.73)%	$46,266	724%
Year Ended December 31, 2004	$39.75	(0.62)		7.10	6.48	—	—	$46.23	16.30%		1.88%	1.88%	(1.49)%	$26,386	562%
Service Class
Year Ended July 31, 2009	$64.84	(1.22)		(12.98)	(14.20)	—	—	$50.64	(21.90)%		2.73%	2.72%	(2.43)%	$1,282	519%
Year Ended July 31, 2008	$47.77	(0.80)		17.87	17.07	—	—	$64.84	35.73%		2.60%	2.55%	(1.54)%	$5,049	373%
Year Ended July 31, 2007	$49.21	(0.64)		(0.80)	(1.44)	—	—	$47.77	(2.93)%		2.56%	2.56%	(1.24)%	$685	396%
January 1, 2006 through July 31, 2006	$55.84	(0.43)		(6.20)	(6.63)	—	—	$49.21	(11.87	)%(d)	2.58%	2.58%	(1.40)%	$6,144	255	%(d)
Year Ended December 31, 2005	$44.32	(0.88)		12.40	11.52	—	—	$55.84	25.99%		2.58%	2.58%	(1.73)%	$7,006	724%
Year Ended December 31, 2004	$38.46	(1.02)		6.88	5.86	—	—	$44.32	15.24%		2.86%	2.86%	(2.47)%	$4,999	562%

Consumer Goods UltraSector ProFund
Investor Class
Year Ended July 31, 2009	$34.24	0.09		(6.59)	(6.50)	(0.55)	(0.55)	$27.19	(18.76)%		3.41%	1.63%	0.34%	$5,829	1,093%
Year Ended July 31, 2008	$38.00	0.51		(4.08)	(3.57)	(0.19)	(0.19)	$34.24	(9.46)%		2.47%	1.55%	1.29%	$1,028	993%
Year Ended July 31, 2007	$33.45	0.56		4.55	5.11	(0.56)	(0.56)	$38.00	15.28%		2.22%	1.56%	1.49%	$2,272	1,221%
January 1, 2006 through July 31, 2006	$32.95	0.27		0.23	0.50	—	—	$33.45	1.52	%(d)	2.68%	1.58%	1.39%	$2,399	662	%(d)
Year Ended December 31, 2005	$33.91	0.23		(0.84)	(0.61)	(0.35)	(0.35)	$32.95	(1.80)%		2.61%	1.68%	0.68%	$1,484	754%
January 30, 2004 through December 31, 2004(e)	$30.00	0.18		3.85	4.03	(0.12)	(0.12)	$33.91	13.42	%(d)	2.48%	1.95%	0.62%	$6,253	1,505	%(d)
Service Class
Year Ended July 31, 2009	$33.75	(0.19	)(f)	(6.44)	(6.63)	(0.26)	(0.26)	$26.86	(19.52)%		4.41%	2.63%	(0.66)%	$164	1,093%
Year Ended July 31, 2008	$37.63	0.13		(4.01)	(3.88)	—	—	$33.75	(10.33)%		3.47%	2.55%	0.29%	$202	993%
Year Ended July 31, 2007	$32.98	0.20		4.45	4.65	—	—	$37.63	14.13%		3.22%	2.56%	0.49%	$221	1,221%
January 1, 2006 through July 31, 2006	$32.66	0.08		0.24	0.32	—	—	$32.98	0.98	%(d)	3.68%	2.58%	0.39%	$837	662	%(d)
Year Ended December 31, 2005	$33.61	(0.11)		(0.84)	(0.95)	—	—	$32.66	(2.83)%		3.61%	2.68%	(0.32)%	$79	754%
January 30, 2004 through December 31, 2004(e)	$30.00	(0.11)		3.84	3.73	(0.12)	(0.12)	$33.61	12.42	%(d)	3.48%	2.95%	(0.38)%	$283	1,505	%(d)

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)	Commencement of operations
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

312	:: Financial Highlights

Financial Highlights ::	313

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Consumer Services UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$23.02	(0.08)		(5.53)	(5.61)	—	—	—	$17.41	(24.37)%		3.69%	1.64%	(0.52)%	$2,211	458%
Year Ended July 31, 2008	$32.54	0.13		(9.18)	(9.05)	(0.47)	—	(0.47)	$23.02	(28.09)%		3.53%	1.55%	0.46%	$1,084	1,327%
Year Ended July 31, 2007	$28.91	0.14		4.88	5.02	(0.06)	(1.33)	(1.39)	$32.54	17.10%		2.48%	1.56%	0.41%	$741	1,138%
January 1, 2006 through July 31, 2006	$31.00	0.05		(2.14)	(2.09)	—	—	—	$28.91	(6.74	)%(d)	5.32%	1.58%	0.29%	$464	861	%(d)
Year Ended December 31, 2005	$33.90	(0.16)		(2.74)	(2.90)	—	—	—	$31.00	(8.55)%		6.20%	1.68%	(0.49)%	$357	1,642%
January 30, 2004 through December 31, 2004(e)	$30.00	(0.24)		4.14	3.90	—	—	—	$33.90	13.00	%(d)	5.86%	1.95%	(0.83)%	$2,332	2,929	%(d)
Service Class
Year Ended July 31, 2009	$22.35	(0.23)		(5.38)	(5.61)	—	—	—	$16.74	(25.10)%		4.69%	2.64%	(1.52)%	$103	458%
Year Ended July 31, 2008	$31.53	(0.15	)(f)	(8.89)	(9.04)	(0.14)	—	(0.14)	$22.35	(28.77)%		4.53%	2.55%	(0.54)%	$316	1,327%
Year Ended July 31, 2007	$28.26	(0.19)		4.79	4.60	—	(1.33)	(1.33)	$31.53	16.00%		3.48%	2.56%	(0.59)%	$137	1,138%
January 1, 2006 through July 31, 2006	$30.46	(0.13)		(2.07)	(2.20)	—	—	—	$28.26	(7.22	)%(d)	6.32%	2.58%	(0.71)%	$697	861	%(d)
Year Ended December 31, 2005	$33.62	(0.47)		(2.69)	(3.16)	—	—	—	$30.46	(9.40)%		7.20%	2.68%	(1.49)%	$42	1,642%
January 30, 2004 through December 31, 2004(e)	$30.00	(0.52)		4.14	3.62	—	—	—	$33.62	12.07	%(d)	6.86%	2.95%	(1.83)%	$175	2,929	%(d)

Financials UltraSector ProFund
Investor Class
Year Ended July 31, 2009	$14.85	0.04		(8.93)	(8.89)	(0.10)	—	(0.10)	$5.86	(59.88)%		2.20%	1.62%	0.69%	$10,363	698%
Year Ended July 31, 2008	$28.31	0.31		(13.43)	(13.12)	(0.34)	—	(0.34)	$14.85	(46.76)%		2.02%	1.66%	1.57%	$12,375	761%
Year Ended July 31, 2007	$28.93	0.47		(0.73)	(0.26)	(0.36)	—	(0.36)	$28.31	(1.11)%		1.68%	1.68%	1.45%	$4,574	479%
January 1, 2006 through July 31, 2006	$27.26	0.25		1.42	1.67	—	—	—	$28.93	6.13	%(d)	1.53%	1.53%	1.53%	$6,066	91	%(d)
Year Ended December 31, 2005	$26.09	0.35		0.88	1.23	(0.06)	—	(0.06)	$27.26	4.72%		1.78%	1.68%	1.33%	$49,964	652%
Year Ended December 31, 2004	$22.73	0.06		3.32	3.38	(0.02)	—	(0.02)	$26.09	14.86%		1.94%	1.94%	0.26%	$5,658	914%
Service Class
Year Ended July 31, 2009	$13.96	(0.02	)(f)	(8.39)	(8.41)	(0.04)	—	(0.04)	$5.51	(60.26)%		3.20%	2.62%	(0.31)%	$1,508	698%
Year Ended July 31, 2008	$26.73	0.12		(12.70)	(12.58)	(0.19)	—	(0.19)	$13.96	(47.32)%		3.02%	2.66%	0.57%	$2,362	761%
Year Ended July 31, 2007	$27.40	0.17		(0.72)	(0.55)	(0.12)	—	(0.12)	$26.73	(2.07)%		2.68%	2.68%	0.45%	$1,902	479%
January 1, 2006 through July 31, 2006	$25.97	0.09		1.34	1.43	—	—	—	$27.40	5.51	%(d)	2.53%	2.53%	0.53%	$1,021	91	%(d)
Year Ended December 31, 2005	$25.05	0.10		0.82	0.92	—	—	—	$25.97	3.67%		2.78%	2.68%	0.33%	$4,306	652%
Year Ended December 31, 2004	$22.04	(0.16)		3.19	3.03	(0.02)	—	(0.02)	$25.05	13.74%		2.90%	2.90%	(0.70)%	$1,617	914%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)	Commencement of operations
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities				Distributions to Shareholders From					Ratios to Average Net Assets			Supplemental Data
Health Care UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$14.89	0.04		(3.27)	(3.23)	(0.14)	(0.14)	$11.52	(21.63)%		2.27%	1.61%	0.39%	$5,837	1,285%
Year Ended July 31, 2008	$15.92	0.09		(1.04)	(0.95)	(0.08)	(0.08)	$14.89	(6.03)%		1.76%	1.55%	0.58%	$9,463	616%
Year Ended July 31, 2007	$14.99	0.16		0.84	1.00	(0.07)	(0.07)	$15.92	6.67%		1.63%	1.56%	0.96%	$8,710	466%
January 1, 2006 through July 31, 2006	$15.26	0.05		(0.32)	(0.27)	—	—	$14.99	(1.77	)%(d)	1.75%	1.58%	0.57%	$15,616	201	%(d)
Year Ended December 31, 2005	$14.18	0.02		1.06	1.08	—	—	$15.26	7.62%		1.68%	1.68%	0.15%	$11,504	636%
Year Ended December 31, 2004	$13.90	(0.09)		0.37	0.28	—	—	$14.18	2.01%		1.97%	1.95%	(0.61)%	$11,525	1,198%
Service Class
Year Ended July 31, 2009	$13.90	(0.06	)(e)	(3.05)	(3.11)	— (f)	— (f)	$10.79	(22.35)%		3.27%	2.61%	(0.61)%	$1,948	1,285%
Year Ended July 31, 2008	$14.96	(0.06	)(e)	(1.00)	(1.06)	—	—	$13.90	(7.09)%		2.76%	2.55%	(0.42)%	$2,253	616%
Year Ended July 31, 2007	$14.16	—	(f)	0.81	0.81	(0.01)	(0.01)	$14.96	5.69%		2.63%	2.56%	(0.04)%	$4,595	466%
January 1, 2006 through July 31, 2006	$14.50	(0.03)		(0.31)	(0.34)	—	—	$14.16	(2.34	)%(d)	2.75%	2.58%	(0.43)%	$3,326	201	%(d)
Year Ended December 31, 2005	$13.58	(0.12)		1.04	0.92	—	—	$14.50	6.77%		2.68%	2.68%	(0.85)%	$7,811	636%
Year Ended December 31, 2004	$13.44	(0.23)		0.37	0.14	—	—	$13.58	1.04%		2.97%	2.95%	(1.61)%	$1,457	1,198%

Industrials UltraSector ProFund
Investor Class
Year Ended July 31, 2009	$38.49	0.05		(17.80)	(17.75)	(0.10)	(0.10)	$20.64	(46.08)%		3.74%	1.64%	0.24%	$2,834	379%
Year Ended July 31, 2008	$48.21	0.33		(9.26)	(8.93)	(0.79)	(0.79)	$38.49	(18.82)%		2.18%	1.55%	0.73%	$3,061	433%
Year Ended July 31, 2007	$35.96	0.34		12.20	12.54	(0.29)	(0.29)	$48.21	34.99%		2.12%	1.56%	0.75%	$21,001	900%
January 1, 2006 through July 31, 2006	$36.45	0.16		(0.65)	(0.49)	—	—	$35.96	(1.34	)%(d)	2.44%	1.58%	0.71%	$1,777	665	%(d)
Year Ended December 31, 2005	$35.79	0.06		0.62	0.68	(0.02)	(0.02)	$36.45	1.89%		5.43%	1.68%	0.19%	$2,249	974%
January 30, 2004 through December 31, 2004(g)	$30.00	(0.12)		5.91	5.79	—	—	$35.79	19.30	%(d)	1.83%	1.83%	(0.43)%	$2,713	1,419	%(d)
Service Class
Year Ended July 31, 2009	$37.67	(0.15	)(e)	(17.42)	(17.57)	(0.06)	(0.06)	$20.04	(46.63)%		4.74%	2.64%	(0.76)%	$359	379%
Year Ended July 31, 2008	$46.85	(0.12	)(e)	(9.06)	(9.18)	—	—	$37.67	(19.57)%		3.18%	2.55%	(0.27)%	$126	433%
Year Ended July 31, 2007	$35.04	(0.09)		11.90	11.81	—	—	$46.85	33.70%		3.12%	2.56%	(0.25)%	$1,740	900%
January 1, 2006 through July 31, 2006	$35.74	(0.07)		(0.63)	(0.70)	—	—	$35.04	(1.96	)%(d)	3.44%	2.58%	(0.29)%	$695	665	%(d)
Year Ended December 31, 2005	$35.46	(0.27)		0.55	0.28	—	—	$35.74	0.79%		6.43%	2.68%	(0.81)%	$99	974%
January 30, 2004 through December 31, 2004(g)	$30.00	(0.41)		5.87	5.46	—	—	$35.46	18.20	%(d)	2.83%	2.83%	(1.43)%	$70	1,419	%(d)

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(f)	Amount is less than $0.005.
(g)	Commencement of operations

See accompanying notes to the financial statements.

314	:: Financial Highlights

Financial Highlights ::	315

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Internet UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$74.85	(0.79)	(13.77)	(14.56)	—	—	—	$60.29	(19.45)%		1.99%	1.94%	(1.60)%	$15,694	1,045%
Year Ended July 31, 2008	$91.63	(0.37)	(16.41)	(16.78)	—	—	—	$74.85	(18.31)%		1.67%	1.67%	(0.42)%	$7,571	403%
Year Ended July 31, 2007	$68.43	(0.12)	24.46	24.34	(1.14)	—	(1.14)	$91.63	35.68%		1.53%	1.53%	(0.13)%	$18,799	468%
January 1, 2006 through July 31, 2006	$87.78	1.02	(20.37)	(19.35)	—	—	—	$68.43	(22.04	)%(d)	1.51%	1.51%	2.06%	$16,902	215	%(d)
Year Ended December 31, 2005	$80.29	(0.51)	8.00	7.49	—	—	—	$87.78	9.33%		1.52%	1.52%	(0.70)%	$55,133	568%
Year Ended December 31, 2004	$61.44	(0.79)	19.64	18.85	—	—	—	$80.29	30.68%		1.54%	1.54%	(1.21)%	$99,944	614%
Service Class
Year Ended July 31, 2009	$69.04	(1.25)	(12.73)	(13.98)	—	—	—	$55.06	(20.24)%		2.99%	2.94%	(2.60)%	$1,929	1,045%
Year Ended July 31, 2008	$85.35	(1.21)	(15.10)	(16.31)	—	—	—	$69.04	(19.12)%		2.67%	2.67%	(1.42)%	$483	403%
Year Ended July 31, 2007	$63.75	(0.94)	22.80	21.86	(0.26)	—	(0.26)	$85.35	34.32%		2.53%	2.53%	(1.13)%	$1,097	468%
January 1, 2006 through July 31, 2006	$82.26	0.55	(19.06)	(18.51)	—	—	—	$63.75	(22.50	)%(d)	2.51%	2.51%	1.06%	$1,192	215	%(d)
Year Ended December 31, 2005	$75.98	(1.23)	7.51	6.28	—	—	—	$82.26	8.27%		2.52%	2.52%	(1.70)%	$4,618	568%
Year Ended December 31, 2004	$58.72	(1.43)	18.69	17.26	—	—	—	$75.98	29.39%		2.54%	2.54%	(2.21)%	$21,363	614%

Mobile Telecommunications UltraSector ProFund
Investor Class
Year Ended July 31, 2009	$7.84	(0.04)	(5.75)	(5.79)	—	—	—	$2.05	(73.85)%		2.50%	1.64%	(1.31)%	$2,981	1,773%
Year Ended July 31, 2008	$22.65	(0.01)	(14.74)	(14.75)	(0.06)	—	(0.06)	$7.84	(65.24)%		1.92%	1.55%	(0.09)%	$5,630	1,101%
Year Ended July 31, 2007	$18.87	0.04	3.75	3.79	(0.01)	—	(0.01)	$22.65	20.09%		1.56%	1.56%	0.20%	$17,526	731%
January 1, 2006 through July 31, 2006	$19.59	0.02	(0.74)	(0.72)	—	—	—	$18.87	(3.72	)%(d)	1.56%	1.56%	0.19%	$12,587	317	%(d)
Year Ended December 31, 2005	$18.07	0.04	1.81	1.85	—	(0.33)	(0.33)	$19.59	10.26%		1.50%	1.50%	0.23%	$20,352	520%
Year Ended December 31, 2004	$10.83	(0.12)	7.36	7.24	—	—	—	$18.07	66.85%		1.64%	1.64%	(0.80)%	$67,289	645%
Service Class
Year Ended July 31, 2009	$7.20	(0.06)	(5.28)	(5.34)	—	—	—	$1.86	(74.17)%		3.50%	2.64%	(2.31)%	$191	1,773%
Year Ended July 31, 2008	$20.94	(0.12)	(13.62)	(13.74)	—	—	—	$7.20	(65.60)%		2.92%	2.55%	(1.09)%	$444	1,101%
Year Ended July 31, 2007	$17.61	(0.14)	3.47	3.33	—	—	—	$20.94	18.85%		2.56%	2.56%	(0.80)%	$1,116	731%
January 1, 2006 through July 31, 2006	$18.39	(0.09)	(0.69)	(0.78)	—	—	—	$17.61	(4.24	)%(d)	2.56%	2.56%	(0.81)%	$2,015	317	%(d)
Year Ended December 31, 2005	$17.14	(0.14)	1.72	1.58	—	(0.33)	(0.33)	$18.39	9.18%		2.50%	2.50%	(0.77)%	$2,935	520%
Year Ended December 31, 2004	$10.38	(0.26)	7.02	6.76	—	—	—	$17.14	65.13%		2.63%	2.63%	(1.79)%	$12,491	645%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Oil & Gas UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$52.85	(0.01)		(26.05)	(26.06)	— (d)	—	— (d)	$26.79	(49.30)%		1.65%	1.65%	(0.04)%	$47,547	36%
Year Ended July 31, 2008	$51.96	0.21		2.36	2.57	(0.08)	(1.60)	(1.68)	$52.85	4.76%		1.50%	1.50%	0.38%	$122,187	102%
Year Ended July 31, 2007	$40.72	0.39		10.92	11.31	(0.07)	—	(0.07)	$51.96	27.82%		1.45%	1.45%	0.91%	$182,861	265%
January 1, 2006 through July 31, 2006	$32.74	0.17		7.81	7.98	—	—	—	$40.72	24.37	%(e)	1.42%	1.42%	0.80%	$145,885	230	%(e)
Year Ended December 31, 2005	$22.41	0.14		10.19	10.33	—	—	—	$32.74	46.10%		1.43%	1.43%	0.45%	$115,214	352%
Year Ended December 31, 2004	$15.66	—	(d)	7.20	7.20	—	(0.45)	(0.45)	$22.41	45.98%		1.64%	1.64%	(0.03)%	$44,530	634%
Service Class
Year Ended July 31, 2009	$48.82	(0.28)		(24.04)	(24.32)	—	—	—	$24.50	(49.80)%		2.65%	2.65%	(1.04)%	$4,275	36%
Year Ended July 31, 2008	$48.54	(0.32	)(f)	2.20	1.88	—	(1.60)	(1.60)	$48.82	3.68%		2.50%	2.50%	(0.62)%	$12,623	102%
Year Ended July 31, 2007	$38.34	—	(d)	10.20	10.20	—	—	—	$48.54	26.60%		2.45%	2.45%	(0.09)%	$14,588	265%
January 1, 2006 through July 31, 2006	$31.01	(0.03)		7.36	7.33	—	—	—	$38.34	23.64	%(e)	2.42%	2.42%	(0.20)%	$19,980	230	%(e)
Year Ended December 31, 2005	$21.43	(0.15)		9.73	9.58	—	—	—	$31.01	44.70%		2.43%	2.43%	(0.55)%	$13,899	352%
Year Ended December 31, 2004	$15.13	(0.18)		6.93	6.75	—	(0.45)	(0.45)	$21.43	44.61%		2.64%	2.64%	(1.03)%	$10,932	634%

Oil Equipment, Services & Distribution UltraSector ProFund
Investor Class
Year Ended July 31, 2009	$43.23	(0.10)		(30.04)	(30.14)	—	—	—	$13.09	(69.72)%		1.85%	1.78%	(0.72)%	$15,621	589%
Year Ended July 31, 2008	$38.89	(0.06)		5.17 (f)	5.11	(0.01)	(0.76)	(0.77)	$43.23	13.38%		1.54%	1.53%	(0.14)%	$41,679	431%
Year Ended July 31, 2007	$29.65	0.04		9.27	9.31	(0.07)	—	(0.07)	$38.89	31.49%		1.64%	1.64%	0.12%	$51,490	943%
June 5, 2006 through July 31, 2006(g)	$30.00	(0.01)		(0.34)	(0.35)	—	—	—	$29.65	(1.17	)%(e)	2.85%	1.95%	(0.31)%	$4,664	160	%(e)
Service Class
Year Ended July 31, 2009	$42.37	(0.26)		(29.40)	(29.66)	—	—	—	$12.71	(70.00)%		2.85%	2.78%	(1.72)%	$2,495	589%
Year Ended July 31, 2008	$38.52	(0.47)		5.08 (f)	4.61	—	(0.76)	(0.76)	$42.37	12.21%		2.54%	2.53%	(1.14)%	$4,146	431%
Year Ended July 31, 2007	$29.61	(0.26)		9.17	8.91	—	—	—	$38.52	30.09%		2.64%	2.64%	(0.88)%	$5,868	943%
June 5, 2006 through July 31, 2006(g)	$30.00	(0.06)		(0.33)	(0.39)	—	—	—	$29.61	(1.30	)%(e)	3.85%	2.95%	(1.31)%	$959	160	%(e)

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Amount is less than $0.005.
(e)	Not annualized for periods less than one year.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(g)	Commencement of operations

See accompanying notes to the financial statements.

316	:: Financial Highlights

Financial Highlights ::	317

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Pharmaceuticals UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$8.12	0.04		(1.16)	(1.12)	(0.11)	—	(0.11)	$6.89	(13.80)%		2.50%	1.64%	0.59%	$7,525	1,046%
Year Ended July 31, 2008	$9.94	0.16		(1.63)	(1.47)	(0.35)	—	(0.35)	$8.12	(15.55)%		2.02%	1.55%	1.71%	$4,491	643%
Year Ended July 31, 2007	$9.95	0.19		0.01	0.20	(0.21)	—	(0.21)	$9.94	1.87%		1.59%	1.56%	1.78%	$7,513	489%
January 1, 2006 through July 31, 2006	$9.02	0.09		0.84	0.93	—	—	—	$9.95	10.30	%(d)	1.61%	1.49%	1.58%	$24,395	339	%(d)
Year Ended December 31, 2005	$9.77	0.11		(0.81)	(0.70)	(0.05)	—	(0.05)	$9.02	(7.06)%		1.68%	1.68%	1.27%	$14,175	576%
Year Ended December 31, 2004	$11.61	—	(e)	(1.84)	(1.84)	—	—	—	$9.77	(15.85)%		1.90%	1.90%	0.02%	$14,459	607%
Service Class
Year Ended July 31, 2009	$7.82	(0.02	)(f)	(1.13)	(1.15)	(0.06)	—	(0.06)	$6.61	(14.66)%		3.50%	2.64%	(0.41)%	$173	1,046%
Year Ended July 31, 2008	$9.49	0.07		(1.59)	(1.52)	(0.15)	—	(0.15)	$7.82	(16.35)%		3.02%	2.55%	0.71%	$405	643%
Year Ended July 31, 2007	$9.48	0.09		— (d)	0.09	(0.08)	—	(0.08)	$9.49	0.86%		2.59%	2.56%	0.78%	$603	489%
January 1, 2006 through July 31, 2006	$8.64	0.03		0.81	0.84	—	—	—	$9.48	9.72	%(d)	2.61%	2.49%	0.58%	$4,720	339	%(d)
Year Ended December 31, 2005	$9.39	0.03		(0.78)	(0.75)	—	—	—	$8.64	(8.09)%		2.68%	2.68%	0.27%	$1,817	576%
Year Ended December 31, 2004	$11.28	(0.11)		(1.78)	(1.89)	—	—	—	$9.39	(16.67)%		2.90%	2.90%	(0.98)%	$675	607%

Precious Metals UltraSector ProFund
Investor Class
Year Ended July 31, 2009	$43.96	(0.20)		(16.52)	(16.72)	(0.18)	—	(0.18)	$27.06	(37.93)%		1.61%	1.61%	(0.89)%	$58,982	—
Year Ended July 31, 2008	$43.35	1.04		3.55 (f)	4.59	(0.43)	(3.55)	(3.98)	$43.96	10.64%		1.46%	1.46%	2.10%	$100,099	—
Year Ended July 31, 2007	$45.10	1.62		(1.08)	0.54	(2.29)	—	(2.29)	$43.35	1.47%		1.36%	1.36%	4.04%	$90,037	—
January 1, 2006 through July 31, 2006	$41.47	0.96		2.67	3.63	—	—	—	$45.10	8.75	%(d)	1.36%	1.36%	3.59%	$132,144	—
Year Ended December 31, 2005	$29.99	0.57		10.91	11.48	—	—	—	$41.47	38.28%		1.44%	1.44%	1.90%	$112,978	—
Year Ended December 31, 2004	$36.13	(0.02)		(6.12)	(6.14)	—	—	—	$29.99	(16.99)%		1.46%	1.46%	(0.08)%	$46,862	—
Service Class
Year Ended July 31, 2009	$42.17	(0.43)		(15.82)	(16.25)	—	—	—	$25.92	(38.53)%		2.61%	2.61%	(1.89)%	$8,416	—
Year Ended July 31, 2008	$41.75	0.58		3.39 (f)	3.97	—	(3.55)	(3.55)	$42.17	9.57%		2.46%	2.46%	1.10%	$46,678	—
Year Ended July 31, 2007	$43.36	1.23		(1.10)	0.13	(1.74)	—	(1.74)	$41.75	0.48%		2.36%	2.36%	3.04%	$88,210	—
January 1, 2006 through July 31, 2006	$40.10	0.70		2.56	3.26	—	—	—	$43.36	8.13	%(d)	2.36%	2.36%	2.59%	$71,638	—
Year Ended December 31, 2005	$29.28	0.26		10.56	10.82	—	—	—	$40.10	36.95%		2.44%	2.44%	0.90%	$27,410	—
Year Ended December 31, 2004	$35.63	(0.31)		(6.04)	(6.35)	—	—	—	$29.28	(17.82)%		2.46%	2.46%	(1.08)%	$4,972	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)	Amount is less than $0.005.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Real Estate UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$33.45	0.09		(22.45)	(22.36)	(0.15)	—	(0.15)	$10.94	(66.88)%		1.95%	1.74%	0.70%	$6,519	426%
Year Ended July 31, 2008	$42.72	(0.18)		(7.92)	(8.10)	(1.17)	—	(1.17)	$33.45	(19.58)%		1.78%	1.78%	(0.44)%	$18,740	776%
Year Ended July 31, 2007	$46.71	1.08		(4.07)	(2.99)	(1.00)	—	(1.00)	$42.72	(6.82)%		1.55%	1.55%	1.95%	$27,340	382%
January 1, 2006 through July 31, 2006	$38.28	1.17		7.26	8.43	—	—	—	$46.71	21.99	%(d)	1.70%	1.58%	4.54%	$80,827	678	%(d)
Year Ended December 31, 2005	$36.39	0.23		2.61	2.84	(0.95)	—	(0.95)	$38.28	7.82%		1.73%	1.73%	0.62%	$8,797	1,411%
Year Ended December 31, 2004	$25.79	0.66		10.38	11.04	(0.28)	(0.16)	(0.44)	$36.39	42.95%		1.55%	1.55%	2.23%	$47,120	1,303%
Service Class
Year Ended July 31, 2009	$33.75	(0.05	)(e)	(22.63)	(22.68)	—	—	—	$11.07	(67.20)%		2.95%	2.74%	(0.30)%	$779	426%
Year Ended July 31, 2008	$43.33	(0.57)		(8.05)	(8.62)	(0.96)	—	(0.96)	$33.75	(20.41)%		2.78%	2.78%	(1.44)%	$1,834	776%
Year Ended July 31, 2007	$47.41	0.52		(4.11)	(3.59)	(0.49)	—	(0.49)	$43.33	(7.81)%		2.55%	2.55%	0.95%	$1,452	382%
January 1, 2006 through July 31, 2006	$39.06	0.91		7.44	8.35	—	—	—	$47.41	21.38	%(d)	2.70%	2.58%	3.54%	$7,652	678	%(d)
Year Ended December 31, 2005	$37.28	(0.15)		2.69	2.54	(0.76)	—	(0.76)	$39.06	6.76%		2.73%	2.73%	(0.38)%	$2,029	1,411%
Year Ended December 31, 2004	$26.64	0.36		10.68	11.04	(0.24)	(0.16)	(0.40)	$37.28	41.60%		2.55%	2.55%	1.23%	$6,532	1,303%

Semiconductor UltraSector ProFund
Investor Class
Year Ended July 31, 2009	$13.35	(0.01)		(2.61)	(2.62)	(0.02)	—	(0.02)	$10.71	(19.56)%		2.22%	1.64%	(0.12)%	$14,923	1,045%
Year Ended July 31, 2008	$20.38	0.06		(6.98)	(6.92)	(0.11)	—	(0.11)	$13.35	(34.11)%		1.77%	1.55%	0.33%	$9,022	597%
Year Ended July 31, 2007	$15.63	0.07		4.71	4.78	(0.03)	—	(0.03)	$20.38	30.63%		1.64%	1.57%	0.35%	$24,220	654%
January 1, 2006 through July 31, 2006	$20.80	0.03		(5.20)	(5.17)	—	—	—	$15.63	(24.86	)%(d)	1.58%	1.58%	0.23%	$12,967	504	%(d)
Year Ended December 31, 2005	$18.71	(0.06)		2.15	2.09	—	—	—	$20.80	11.17%		1.58%	1.58%	(0.30)%	$30,313	681%
Year Ended December 31, 2004	$28.70	(0.23)		(9.76)	(9.99)	—	—	—	$18.71	(34.81)%		1.65%	1.65%	(1.06)%	$32,555	468%
Service Class
Year Ended July 31, 2009	$12.39	(0.08)		(2.44)	(2.52)	—	—	—	$9.87	(20.34)%		3.22%	2.64%	(1.12)%	$1,092	1,045%
Year Ended July 31, 2008	$18.99	(0.11	)(e)	(6.49)	(6.60)	—	—	—	$12.39	(34.76)%		2.77%	2.55%	(0.67)%	$404	597%
Year Ended July 31, 2007	$14.68	(0.11)		4.42	4.31	—	—	—	$18.99	29.36%		2.64%	2.57%	(0.65)%	$639	654%
January 1, 2006 through July 31, 2006	$19.66	(0.08)		(4.90)	(4.98)	—	—	—	$14.68	(25.37	)%(d)	2.58%	2.58%	(0.77)%	$1,526	504	%(d)
Year Ended December 31, 2005	$17.86	(0.25)		2.05	1.80	—	—	—	$19.66	10.13%		2.58%	2.58%	(1.30)%	$2,191	681%
Year Ended December 31, 2004	$27.65	(0.43)		(9.36)	(9.79)	—	—	—	$17.86	(35.41)%		2.65%	2.65%	(2.06)%	$3,705	468%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See accompanying notes to the financial statements.

318	:: Financial Highlights

Financial Highlights ::	319

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Technology UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$26.27	(0.14)	(5.19)	(5.33)	—	—	—	$20.94	(20.29)%		2.36%	1.64%	(0.81)%	$11,962	785%
Year Ended July 31, 2008	$31.76	— (d)	(5.42)	(5.42)	(0.07)	—	(0.07)	$26.27	(17.13)%		1.82%	1.55%	— (e)	$7,538	383%
Year Ended July 31, 2007	$22.79	0.05	8.92	8.97	—	—	—	$31.76	39.36%		1.70%	1.56%	0.17%	$19,337	493%
January 1, 2006 through July 31, 2006	$26.58	— (d)	(3.79)	(3.79)	—	—	—	$22.79	(14.26	)%(f)	1.66%	1.58%	— (e)	$6,105	170	%(f)
Year Ended December 31, 2005	$26.62	(0.12)	0.15	0.03	(0.07)	—	(0.07)	$26.58	0.12%		1.76%	1.68%	(0.45)%	$17,955	634%
Year Ended December 31, 2004	$27.36	0.18	(0.81)	(0.63)	(0.11)	—	(0.11)	$26.62	(2.31)%		1.95%	1.95%	0.73%	$10,781	743%
Service Class
Year Ended July 31, 2009	$24.73	(0.28)	(4.92)	(5.20)	—	—	—	$19.53	(21.03)%		3.36%	2.64%	(1.81)%	$1,831	785%
Year Ended July 31, 2008	$30.15	(0.29)	(5.13)	(5.42)	—	—	—	$24.73	(17.98)%		2.82%	2.55%	(1.00)%	$570	383%
Year Ended July 31, 2007	$21.85	(0.23)	8.53	8.30	—	—	—	$30.15	37.99%		2.70%	2.56%	(0.83)%	$1,177	493%
January 1, 2006 through July 31, 2006	$25.64	(0.15)	(3.64)	(3.79)	—	—	—	$21.85	(14.78	)%(f)	2.66%	2.58%	(1.00)%	$523	170	%(f)
Year Ended December 31, 2005	$25.88	(0.36)	0.12	(0.24)	—	—	—	$25.64	(0.93)%		2.76%	2.68%	(1.45)%	$514	634%
Year Ended December 31, 2004	$26.85	(0.06)	(0.80)	(0.86)	(0.11)	—	(0.11)	$25.88	(3.21)%		2.91%	2.91%	(0.23)%	$3,449	743%

Telecommunications UltraSector ProFund
Investor Class
Year Ended July 31, 2009	$14.76	0.23	(4.23)	(4.00)	(0.12)	—	(0.12)	$10.64	(27.09)%		2.87%	1.77%	2.15%	$1,699	1,384%
Year Ended July 31, 2008	$31.42	0.37	(10.01)	(9.64)	(0.98)	(6.04)	(7.02)	$14.76	(38.06)%		1.84%	1.78%	1.40%	$4,091	237%
Year Ended July 31, 2007	$22.50	0.64	8.49	9.13	(0.21)	—	(0.21)	$31.42	40.71%		1.50%	1.50%	2.28%	$53,726	402%
January 1, 2006 through July 31, 2006	$17.97	0.38	4.15	4.53	—	—	—	$22.50	25.14	%(f)	1.63%	1.58%	3.08%	$8,695	593	%(f)
Year Ended December 31, 2005	$20.84	0.38	(2.66)	(2.28)	(0.59)	—	(0.59)	$17.97	(10.93)%		2.68%	1.68%	1.99%	$2,131	1,212%
Year Ended December 31, 2004	$17.04	0.22	3.71	3.93	(0.13)	—	(0.13)	$20.84	23.06%		1.92%	1.92%	1.15%	$7,727	1,252%
Service Class
Year Ended July 31, 2009	$14.10	0.13	(4.06)	(3.93)	—	—	—	$10.17	(27.87)%		3.87%	2.77%	1.15%	$211	1,384%
Year Ended July 31, 2008	$29.72	0.14	(9.57)	(9.43)	(0.15)	(6.04)	(6.19)	$14.10	(38.62)%		2.84%	2.78%	0.40%	$286	237%
Year Ended July 31, 2007	$21.43	0.39	8.01	8.40	(0.11)	—	(0.11)	$29.72	39.26%		2.50%	2.50%	1.28%	$1,716	402%
January 1, 2006 through July 31, 2006	$17.21	0.26	3.96	4.22	—	—	—	$21.43	24.52	%(f)	2.63%	2.58%	2.08%	$1,945	593	%(f)
Year Ended December 31, 2005	$20.07	0.20	(2.59)	(2.39)	(0.47)	—	(0.47)	$17.21	(11.94)%		3.68%	2.68%	0.99%	$287	1,212%
Year Ended December 31, 2004	$16.58	0.04	3.58	3.62	(0.13)	—	(0.13)	$20.07	21.83%		2.92%	2.92%	0.15%	$2,009	1,252%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Amount is less than $0.005.
(e)	Amount is less than 0.005%.
(f)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Utilities UltraSector ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$24.41	0.22	(9.06)		(8.84)	(0.42)	—	(0.42)	$15.15	(36.14)%		1.90%	1.86%	1.38%	$9,449	779%
Year Ended July 31, 2008	$24.96	0.37	(0.85)		(0.48)	(0.07)	—	(0.07)	$24.41	(1.97)%		1.62%	1.62%	1.37%	$29,165	595%
Year Ended July 31, 2007	$22.21	0.55	3.20		3.75	(0.30)	(0.70)	(1.00)	$24.96	17.04%		1.49%	1.49%	2.19%	$40,717	293%
January 1, 2006 through July 31, 2006	$19.86	0.21	2.14		2.35	—	—	—	$22.21	11.83	%(d)	1.61%	1.61%	1.74%	$81,230	261	%(d)
Year Ended December 31, 2005	$16.85	0.35	2.66		3.01	—	—	—	$19.86	17.86%		1.48%	1.48%	1.81%	$31,795	615%
Year Ended December 31, 2004	$12.87	0.19	3.91		4.10	(0.12)	—	(0.12)	$16.85	31.85%		1.89%	1.89%	1.30%	$14,316	1,001%
Service Class
Year Ended July 31, 2009	$23.08	0.07	(8.55)		(8.48)	(0.11)	—	(0.11)	$14.49	(36.72)%		2.90%	2.86%	0.38%	$963	779%
Year Ended July 31, 2008	$23.78	0.12	(0.82)		(0.70)	—	—	—	$23.08	(2.94)%		2.62%	2.62%	0.37%	$3,054	595%
Year Ended July 31, 2007	$21.18	0.31	3.03		3.34	(0.04)	(0.70)	(0.74)	$23.78	15.85%		2.49%	2.49%	1.19%	$4,622	293%
January 1, 2006 through July 31, 2006	$19.05	0.09	2.04		2.13	—	—	—	$21.18	11.12	%(d)	2.61%	2.61%	0.74%	$12,292	261	%(d)
Year Ended December 31, 2005	$16.34	0.16	2.55		2.71	—	—	—	$19.05	16.65%		2.48%	2.48%	0.81%	$8,894	615%
Year Ended December 31, 2004	$12.62	0.05	3.79		3.84	(0.12)	—	(0.12)	$16.34	30.42%		2.89%	2.89%	0.30%	$5,754	1,001%

Short Oil & Gas ProFund
Investor Class
Year Ended July 31, 2009	$17.04	(0.13)	(0.79	)(e)	(0.92)	(1.12)	—	(1.12)	$15.00	(6.48)%		2.01%	1.66%	(0.71)%	$6,196	—
Year Ended July 31, 2008	$19.30	0.32	(2.25)		(1.93)	(0.33)	—	(0.33)	$17.04	(9.94)%		1.62%	1.57%	1.85%	$28,676	—
Year Ended July 31, 2007	$24.38	0.83	(4.39)		(3.56)	(1.52)	—	(1.52)	$19.30	(15.42)%		1.81%	1.74%	3.59%	$14,947	—
January 1, 2006 through July 31, 2006	$28.70	0.55	(4.87)		(4.32)	—	—	—	$24.38	(15.05	)%(d)	1.38%	1.38%	3.57%	$26,214	—
September 12, 2005 through December 31, 2005(f)	$30.00	0.19	0.63		0.82	(0.35)	(1.77)	(2.12)	$28.70	2.71	%(d)	1.92%	1.92%	2.00%	$6,458	—
Service Class
Year Ended July 31, 2009	$17.19	(0.33)	(0.87	)(e)	(1.20)	(0.42)	—	(0.42)	$15.57	(7.39)%		3.01%	2.66%	(1.71)%	$32	—
Year Ended July 31, 2008	$19.32	0.15	(2.24)		(2.09)	(0.04)	—	(0.04)	$17.19	(10.79)%		2.62%	2.57%	0.85%	$2,602	—
Year Ended July 31, 2007	$24.25	0.60	(4.38)		(3.78)	(1.15)	—	(1.15)	$19.32	(16.25)%		2.81%	2.74%	2.59%	$606	—
January 1, 2006 through July 31, 2006	$28.71	0.39	(4.85)		(4.46)	—	—	—	$24.25	(15.53	)%(d)	2.38%	2.38%	2.57%	$5,632	—
September 12, 2005 through December 31, 2005(f)	$30.00	0.10	0.62		0.72	(0.24)	(1.77)	(2.01)	$28.71	2.39	%(d)	2.92%	2.92%	1.00%	$1,380	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)	Not annualized for periods less than one year.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(f)	Commencement of operations

See accompanying notes to the financial statements.

320	:: Financial Highlights

Financial Highlights ::	321

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Short Precious Metals ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$18.55	(0.19)	(7.24)	(7.43)	(0.31)	—	(0.31)	$10.81	(40.60)%		1.86%	1.86%	(1.19)%	$7,640	—
Year Ended July 31, 2008	$25.93	0.39	(6.05)	(5.66)	(1.72)	—	(1.72)	$18.55	(22.30)%		1.55%	1.55%	2.00%	$31,869	—
Year Ended July 31, 2007	$28.10	1.13	(2.93)	(1.80)	(0.37)	—	(0.37)	$25.93	(6.47)%		1.41%	1.41%	3.95%	$9,546	—
January 9, 2006 though July 31, 2006(d)	$30.00	0.52	(2.42)	(1.90)	—	—	—	$28.10	(6.33	)%(e)	1.81%	1.81%	3.23%	$25,326	—
Service Class
Year Ended July 31, 2009	$19.87	(0.36)	(7.80)	(8.16)	—	—	—	$11.71	(41.07)%		2.86%	2.86%	(2.19)%	$579	—
Year Ended July 31, 2008	$25.85	0.18	(6.16)	(5.98)	—	—	—	$19.87	(23.13)%		2.55%	2.55%	1.00%	$582	—
Year Ended July 31, 2007	$27.93	0.84	(2.92)	(2.08)	—	—	—	$25.85	(7.45)%		2.41%	2.41%	2.95%	$630	—
January 9, 2006 though July 31, 2006(d)	$30.00	0.36	(2.43)	(2.07)	—	—	—	$27.93	(6.90	)%(e)	2.81%	2.81%	2.23%	$4,607	—

Short Real Estate ProFund
Investor Class
Year Ended July 31, 2009	$25.98	(0.23)	(7.85)	(8.08)	—	(1.94)	(1.94)	$15.96	(33.86)%		1.68%	1.68%	(0.94)%	$27,945	—
Year Ended July 31, 2008	$26.92	0.55	(0.57)	(0.02)	(0.92)	—	(0.92)	$25.98	(0.17)%		1.53%	1.53%	2.08%	$78,191	—
Year Ended July 31, 2007	$26.37	0.89	0.56	1.45	(0.90)	—	(0.90)	$26.92	6.16%		1.49%	1.49%	3.78%	$126,197	—
January 1, 2006 though July 31, 2006	$30.02	0.56	(4.21)	(3.65)	—	—	—	$26.37	(12.16	)%(e)	1.39%	1.39%	3.48%	$98,834	—
September 12, 2005 through December 31, 2005(d)	$30.00	0.23	(0.06)	0.17	(0.15)	—	(0.15)	$30.02	0.55	%(e)	1.63%	1.63%	2.37%	$56,929	—
Service Class
Year Ended July 31, 2009	$25.84	(0.47)	(7.72)	(8.19)	—	(1.94)	(1.94)	$15.71	(34.49)%		2.67%	2.67%	(1.93)%	$1,202	—
Year Ended July 31, 2008	$26.80	0.28	(0.56)	(0.28)	(0.68)	—	(0.68)	$25.84	(1.14)%		2.53%	2.53%	1.08%	$6,447	—
Year Ended July 31, 2007	$26.23	0.66	0.56	1.22	(0.65)	—	(0.65)	$26.80	5.12%		2.49%	2.49%	2.78%	$18,037	—
January 1, 2006 though July 31, 2006	$30.03	0.40	(4.20)	(3.80)	—	—	—	$26.23	(12.65	)%(e)	2.39%	2.39%	2.48%	$7,493	—
September 12, 2005 through December 31, 2005(d)	$30.00	0.13	(0.05)	0.08	(0.05)	—	(0.05)	$30.03	0.26	%(e)	2.63%	2.63%	1.37%	$5,102	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)	Commencement of operations
(e)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
U.S. Government Plus ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$31.78	0.57	1.60 (d)	2.17	(0.34)	—	(0.34)	$33.61	6.71%		1.34%	1.34%	1.66%	$29,648	1,755%
Year Ended July 31, 2008	$30.22	0.87	2.06	2.93	(0.83)	(0.54)	(1.37)	$31.78	9.74%		1.25%	1.25%	2.76%	$16,362	1,104%
Year Ended July 31, 2007	$29.45	1.14	0.76	1.90	(1.13)	—	(1.13)	$30.22	6.47%		1.22%	1.22%	3.72%	$60,988	1,124%
January 1, 2006 through July 31, 2006	$33.56	0.65	(4.12)	(3.47)	(0.64)	—	(0.64)	$29.45	(10.35	)%(e)	1.21%	1.19%	3.69%	$60,862	924	%(e)
Year Ended December 31, 2005	$31.63	0.93	1.94	2.87	(0.94)	—	(0.94)	$33.56	9.12%		1.23%	1.23%	2.79%	$60,810	3,724%
Year Ended December 31, 2004	$31.33	0.86	1.82	2.68	(0.92)	(1.46)	(2.38)	$31.63	8.78%		1.20%	1.20%	2.72%	$24,088	4,947%
Service Class
Year Ended July 31, 2009	$31.63	0.21	1.61 (d)	1.82	(0.04)	—	(0.04)	$33.41	5.74%		2.34%	2.34%	0.66%	$3,331	1,755%
Year Ended July 31, 2008	$30.09	0.55	2.04	2.59	(0.51)	(0.54)	(1.05)	$31.63	8.63%		2.25%	2.25%	1.76%	$5,439	1,104%
Year Ended July 31, 2007	$29.34	0.83	0.74	1.57	(0.82)	—	(0.82)	$30.09	5.36%		2.22%	2.22%	2.72%	$15,522	1,124%
January 1, 2006 through July 31, 2006	$33.42	0.47	(4.09)	(3.62)	(0.46)	—	(0.46)	$29.34	(10.85	)%(e)	2.21%	2.19%	2.69%	$8,963	924	%(e)
Year Ended December 31, 2005	$31.52	0.60	1.93	2.53	(0.63)	—	(0.63)	$33.42	8.06%		2.23%	2.23%	1.79%	$18,580	3,724%
Year Ended December 31, 2004	$31.33	0.54	1.81	2.35	(0.70)	(1.46)	(2.16)	$31.52	7.67%		2.20%	2.20%	1.72%	$5,239	4,947%

Rising Rates Opportunity 10 ProFund
Investor Class
Year Ended July 31, 2009	$27.49	(0.31)	(2.62)	(2.93)	(0.03)	—	(0.03)	$24.53	(10.67)%		1.63%	1.63%	(1.26)%	$63,256	—
Year Ended July 31, 2008	$31.64	0.30	(2.52)	(2.22)	(1.93)	—	(1.93)	$27.49	(7.24)%		1.72%	1.72%	1.07%	$35,028	—
Year Ended July 31, 2007	$31.58	1.14	(0.85)	0.29	(0.23)	—	(0.23)	$31.64	0.93%		1.58%	1.58%	3.66%	$13,194	—
January 1, 2006 through July 31, 2006	$29.73	0.57	1.28	1.85	—	—	—	$31.58	6.22	%(e)	1.46%	1.46%	3.18%	$11,975	—
January 10, 2005 through December 31, 2005(f)	$30.00	0.43	(0.38)	0.05	(0.32)	—	(0.32)	$29.73	0.16	%(e)	1.74%	1.74%	1.49%	$12,314	—
Service Class
Year Ended July 31, 2009	$28.62	(0.58)	(2.72)	(3.30)	—	—	—	$25.32	(11.53)%		2.63%	2.63%	(2.26)%	$244	—
Year Ended July 31, 2008	$31.30	0.01	(2.55)	(2.54)	(0.14)	—	(0.14)	$28.62	(8.16)%		2.72%	2.72%	0.07%	$6,006	—
Year Ended July 31, 2007	$31.45	0.83	(0.86)	(0.03)	(0.12)	—	(0.12)	$31.30	(0.06)%		2.58%	2.58%	2.66%	$250	—
January 1, 2006 through July 31, 2006	$29.77	0.39	1.29	1.68	—	—	—	$31.45	5.64	%(e)	2.46%	2.46%	2.18%	$839	—
January 10, 2005 through December 31, 2005(f)	$30.00	0.14	(0.37)	(0.23)	—	—	—	$29.77	(0.77	)%(e)	2.74%	2.74%	0.49%	$1,205	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(d)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(e)	Not annualized for periods less than one year.
(f)	Commencement of operations

See accompanying notes to the financial statements.

322	:: Financial Highlights

Financial Highlights ::	323

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities			Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
Rising Rates Opportunity ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$17.87	(0.17)	(3.12)	(3.29)	(0.08)	—	(0.08)	$14.50	(18.26)%		1.64%	1.64%	(1.16)%	$205,547	—
Year Ended July 31, 2008	$20.42	0.35	(2.17)	(1.82)	(0.73)	—	(0.73)	$17.87	(9.04)%		1.51%	1.51%	1.87%	$176,917	—
Year Ended July 31, 2007	$21.92	0.78	(0.92)	(0.14)	(1.36)	—	(1.36)	$20.42	(0.40)%		1.46%	1.46%	3.79%	$147,556	—
January 1, 2006 through July 31, 2006	$19.12	0.40	2.40	2.80	—	—	—	$21.92	14.64	%(d)	1.43%	1.43%	3.26%	$353,592	—
Year Ended December 31, 2005	$21.09	0.32	(1.91)	(1.59)	(0.38)	—	(0.38)	$19.12	(7.53)%		1.43%	1.43%	1.64%	$369,835	—
Year Ended December 31, 2004	$23.65	(0.02)	(2.54)	(2.56)	—	—	—	$21.09	(10.82)%		1.42%	1.42%	(0.09)%	$623,000	—
Service Class
Year Ended July 31, 2009	$17.56	(0.31)	(3.05)	(3.36)	—	—	—	$14.20	(19.13)%		2.64%	2.64%	(2.16)%	$9,571	—
Year Ended July 31, 2008	$19.90	0.17	(2.13)	(1.96)	(0.38)	—	(0.38)	$17.56	(9.93)%		2.51%	2.51%	0.87%	$9,456	—
Year Ended July 31, 2007	$21.37	0.58	(0.92)	(0.34)	(1.13)	—	(1.13)	$19.90	(1.43)%		2.46%	2.46%	2.79%	$12,920	—
January 1, 2006 through July 31, 2006	$18.75	0.28	2.34	2.62	—	—	—	$21.37	13.97	%(d)	2.43%	2.43%	2.26%	$38,900	—
Year Ended December 31, 2005	$20.63	0.13	(1.87)	(1.74)	(0.14)	—	(0.14)	$18.75	(8.44)%		2.43%	2.43%	0.64%	$34,335	—
Year Ended December 31, 2004	$23.37	(0.24)	(2.50)	(2.74)	—	—	—	$20.63	(11.72)%		2.42%	2.42%	(1.09)%	$59,352	—

Rising U.S. Dollar ProFund
Investor Class
Year Ended July 31, 2009	$26.94	(0.23)	0.89 (e)	0.66	—	(0.01)	(0.01)	$27.59	2.44	%(f)	1.70%	1.58%	(0.78)%	$12,468	—
Year Ended July 31, 2008	$30.25	0.50	(2.96)	(2.46)	(0.85)	—	(0.85)	$26.94	(8.28)%		1.71%	1.51%	1.78%	$20,034	—
Year Ended July 31, 2007	$31.47	1.17	(1.24)	(0.07)	(1.15)	—	(1.15)	$30.25	(0.26)%		1.76%	1.48%	3.74%	$10,757	—
January 1, 2006 through July 31, 2006	$32.74	0.57	(1.84)	(1.27)	—	—	—	$31.47	(3.85	)%(d)	1.68%	1.68%	3.07%	$25,034	—
February 17, 2005 through December 31, 2005(g)	$30.00	0.57	2.62	3.19	(0.25)	(0.20)	(0.45)	$32.74	10.60	%(d)	1.44%	1.37%	2.05%	$59,147	—
Service Class
Year Ended July 31, 2009	$26.76	(0.52)	0.92 (e)	0.40	—	(0.01)	(0.01)	$27.15	1.49	%(f)	2.70%	2.58%	(1.78)%	$5,463	—
Year Ended July 31, 2008	$30.05	0.22	(2.96)	(2.74)	(0.55)	—	(0.55)	$26.76	(9.21)%		2.71%	2.51%	0.78%	$7,690	—
Year Ended July 31, 2007	$31.28	0.86	(1.22)	(0.36)	(0.87)	—	(0.87)	$30.05	(1.18)%		2.76%	2.48%	2.74%	$2,146	—
January 1, 2006 through July 31, 2006	$32.71	0.38	(1.81)	(1.43)	—	—	—	$31.28	(4.37	)%(d)	2.68%	2.68%	2.07%	$2,572	—
February 17, 2005 through December 31, 2005(g)	$30.00	0.30	2.61	2.91	—	(0.20)	(0.20)	$32.71	9.69	%(d)	2.44%	2.37%	1.05%	$443	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)	Not annualized for periods less than one year.
(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(f)

The total return has been calculated assuming the full realization of the amounts owed to the Fund in connection with outstanding forward currency contract balances due from the Potential Bankruptcy Paying Parties related to a Lehman credit event on September 15, 2008. Such amounts will ultimately be recovered from the Potential Bankruptcy Paying Parties or from the Advisor pursuant to a Receivables Agreement with the Fund. Based on management’s estimate of the recoverable amount from the Potential Bankruptcy Paying Agents as of July 31, 2009, the total return is 7.15% higher than it would have been without the Advisor’s agreement to reimburse the Fund. See Note 7.

(g)	Commencement of operations

See accompanying notes to the financial statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated

Falling U.S. Dollar ProFund	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)
Investor Class
Year Ended July 31, 2009	$31.36	(0.38)	(2.02)	(2.40)	(1.55)	—	(1.55)	$27.41	(7.51)%		1.88%	1.88%	(1.40)%	$40,733	—
Year Ended July 31, 2008	$30.31	0.69	2.85	3.54	(0.43)	(2.06)	(2.49)	$31.36	12.23%		1.49%	1.49%	2.20%	$33,443	—
Year Ended July 31, 2007	$29.18	1.12	1.00	2.12	(0.99)	—	(0.99)	$30.31	7.41%		1.43%	1.43%	3.80%	$100,038	—
January 1, 2006 through July 31, 2006	$27.21	0.55	1.42	1.97	—	—	—	$29.18	7.24	%(d)	1.50%	1.50%	3.29%	$84,232	—
February 17, 2005 through December 31, 2005(e)	$30.00	0.39	(2.83)	(2.44)	(0.35)	—	(0.35)	$27.21	(8.14	)%(d)	2.13%	1.88%	1.59%	$16,645	—
Service Class
Year Ended July 31, 2009	$31.15	(0.65)	(2.01)	(2.66)	(1.04)	—	(1.04)	$27.45	(8.42)%		2.88%	2.88%	(2.40)%	$971	—
Year Ended July 31, 2008	$30.09	0.38	2.83	3.21	(0.09)	(2.06)	(2.15)	$31.15	11.07%		2.49%	2.49%	1.20%	$1,782	—
Year Ended July 31, 2007	$28.94	0.83	0.98	1.81	(0.66)	—	(0.66)	$30.09	6.35%		2.43%	2.43%	2.80%	$4,156	—
January 1, 2006 through July 31, 2006	$27.15	0.38	1.41	1.79	—	—	—	$28.94	6.59	%(d)	2.50%	2.50%	2.29%	$3,487	—
February 17, 2005 through December 31, 2005(e)	$30.00	0.16	(2.83)	(2.67)	(0.18)	—	(0.18)	$27.15	(8.90	)%(d)	3.13%	2.88%	0.59%	$3,607	—

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)

Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

(d)	Not annualized for periods less than one year.
(e)	Commencement of operations

See accompanying notes to the financial statements.

324	:: Financial Highlights

P.O. Box 182800

Columbus, OH 43218-2800

Additional information about certain investments of the ProFunds is available in the annual and semi-annual reports to shareholders of the ProFunds. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about the ProFunds in their current Statement of Additional Information, dated December 1, 2009, and most recent annual report to shareholders, dated July 31, 2009, which have been filed electronically with the Securities and Exchange Commission (“SEC”) and which are incorporated by reference into, and are legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semi-annual reports are available, free of charge, on-line at profunds.com. You may also receive a free copy of the Statement of Additional Information or the annual or semi-annual reports or make inquiries to the ProFunds by writing us at the address set forth below or calling us toll-free at the appropriate telephone number set forth below.

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

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For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122

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Website Address: profunds.com

You can find reports and other information about ProFunds on the SEC’s website (www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds, including their Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090

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ProFunds Executive Offices	Investment Company Act File No. 811-08239
Bethesda, MD	PRO1209RV1